HOMESTEAD FUNDS, INC.
4301 Wilson Boulevard Arlington, VA 22203

Daily Income Fund (HDIXX)
Short-Term Government Securities Fund (HOSGX)
Short-Term Bond Fund (HOSBX)
Stock Index Fund (HSTIX)
Value Fund (HOVLX)
Growth Fund (HNASX)
Small-Company Stock Fund (HSCSX)
International Value Fund (HISIX)

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2009, as amended December 1, 2009

This Statement of Additional Information (“SAI”) is not a prospectus, but should be read in conjunction with the prospectus for Homestead Funds, Inc. (“Homestead Funds”) dated May 1, 2009, which may be obtained by contacting Homestead Funds at 1-800-258-3030 or downloaded from the website at www.homesteadfunds.com. The audited financial statements included in Homestead Funds’ most recent annual report are incorporated by reference into this SAI and may be obtained by calling the toll free number above or visiting the website.

GENERAL INFORMATION AND HISTORY

Homestead Funds is a Maryland corporation organized on June 29, 1990, and registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act” or “Investment Company Act”) as an open-end management investment company, commonly known as a “mutual fund.”

Homestead Funds currently consists of eight portfolios, the Daily Income Fund, the Short-Term Government Securities Fund, the Short-Term Bond Fund, the Stock Index Fund, the Value Fund, the Growth Fund, the Small-Company Stock Fund and the International Value Fund, each of which represents a separate series of capital stock in Homestead Funds having different investment objectives, strategies, policies and restrictions. All of the portfolios except the Growth Fund are diversified for purposes of the federal securities laws. Throughout this SAI, the portfolios are referred to individually as a “Fund” and collectively as the “Funds.” The Stock Index Fund is referred to as the “Index Fund.”

All of the Funds, except the Stock Index Fund, are advised and managed by RE Advisers Corporation (“RE Advisers”), which is responsible for the Funds’ day-to-day operations and the investment of each Fund’s assets. RE Advisers is an indirect, wholly-owned subsidiary of National Rural Electric Cooperative Association (“NRECA”), a not-for-profit membership organization whose members provide electric light and power and other services to more than 40 million people in 47 states. The Stock Index Fund invests in the S&P 500 Stock Master Portfolio (the “Master Portfolio”), a separate series of an unaffiliated mutual fund called the Master Investment Portfolio (“MIP”).  (On December 1, 2009, the S&P 500 Index Master Portfolio was renamed “S&P 500 Stock Master Portfolio.”)  Both the Master Portfolio and MIP are managed by BlackRock Fund Advisors (“BFA”). Under the supervision and oversight of RE Advisers and the Fund’s Board of Directors, the Growth Fund is subadvised by T. Rowe Price Associates, Inc. (“T. Rowe Price”) and the International Value Fund is subadvised by Mercator Asset Management, L.P. (“Mercator”).

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions

The investment restrictions described below have been adopted as fundamental investment policies of each Fund, with certain exceptions noted below. Such fundamental investment policies may be changed only with the consent of a “majority of the outstanding voting securities” of the particular Fund. As used in the prospectus and in this SAI, the term “majority of the outstanding voting shares” means the lesser of (1) 67% of the shares of a Fund present at a meeting where the holders of more than 50% of the outstanding shares of a Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of a Fund. Shares of each Fund will be voted separately on matters affecting only that Fund, including approval of changes in the fundamental objectives, policies, or restrictions of that Fund.

Each Fund, except the International Value Fund, may not:

(1) Concentrate its investments in any particular industry (excluding U.S. government or any of its agencies or instrumentalities), but if it is deemed appropriate for the achievement of the Fund’s investment objective, up to 25% of its total assets may be invested in any one industry. The Index Fund reserves the right to concentrate in any industry in which the index that it tracks becomes concentrated to approximately the same degree during the same period.

The International Value Fund may not:

(1) Purchase securities (other than securities of the U.S. Government, its agencies or instrumentalities) if, as a result of such purchase, more than 25% of the Fund’s total assets would be invested in any one industry; provided that this limitation does not apply to the extent that the Fund could be deemed to be invested in one industry by investing all if its assets in one investment company.

Each Fund may not:

(2) Purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

(3) Make loans to other parties, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans.

(4) Underwrite securities issued by other persons, except to the extent that a Fund may be deemed to be an underwriter, within the meaning of the Securities Act of 1933, as amended, in selling portfolio securities and provided further, that the purchase by a Fund of securities issued by an open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Fund shall not constitute an underwriting for purposes of this paragraph.

(5) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business.

(6) Borrow money or issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder.

Each Fund, except the Growth Fund may not:

(7) With respect to 75% of the Fund’s total assets, invest more than 5% of its total assets in the securities of any one issuer (excluding cash, cash items or securities issued or guaranteed by the United States government, its agencies, instrumentalities or authorities and the securities of other investment companies) or own more than 10% of the voting securities of any issuer.

All percentage limitations on investments will apply only at the time of making an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment, unless otherwise indicated.

Non-Fundamental Investment Restriction

The following restriction applies to each Fund and is deemed to be non-fundamental, meaning it can be changed by a vote of the Board of Directors without shareholder approval.

Each Fund, except the Stock Index Fund, may not:

(1) Invest in (a) securities which are not readily marketable, (b) securities restricted as to resale (excluding securities determined by the Board of Directors of the Fund (or the person designated by the Board of Directors of the Fund to make such determinations) to be readily marketable), and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the Fund’s net assets (taken at current value) (10% of the net assets of the Daily Income Fund) would be invested in securities described in (a), (b) and (c) above.

The Stock Index Fund:

(1) may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act, including the rules, regulations and exemptive orders obtained thereunder; provided, however, that the Master Portfolio, if it has knowledge that its beneficial interests are purchased by another investment company investor pursuant to Section 12(d)(1)(G) of the 1940 Act, will not acquire any securities of registered open-end management investment companies or registered unit investment trusts in reliance on Section 12 (d)(1)(F) or 12(d)(1)(G) of the 1940 Act. Other investment companies in which the Master Portfolio invests can be expected to charge fees for operating expenses, such as investment advisory and administration fees that would be in addition to those charged by the Master Portfolio.

(2) may not invest more than 15% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (i) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (ii) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (iii) repurchase agreements not terminable within seven days.

(3) may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of the Master Portfolio’s total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Master Portfolio will not enter into any portfolio security lending arrangement having a duration of longer than one year.

(4) may not purchase interests, leases or limited partnership interests in oil, gas or other mineral exploration or development programs.

(5) will provide interestholders with at least 60 days’ notice of any change to the Master Portfolio’s non-fundamental policy to invest at least 90% of the value of the Master Portfolio’s net assets, plus the amount of any borrowing for investment purposes, in securities comprising the index that the Master Portfolio tracks. The notice will be provided in plain English in a separate written document, and will contain the following prominent statement or similar statement in bold-face type: “Important Notice Regarding Change in Investment Policy.” This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.

DESCRIPTION OF CERTAIN INVESTMENTS AND STRATEGIES

The following is a description of certain types of investments that may be made by the Funds, as well as certain investment strategies that the Funds may use.

MONEY MARKET INSTRUMENTS

Money market instruments are high-quality, short-term debt obligations, which include: (i) bank obligations, including certificates of deposit, time deposits and bankers’ acceptances; (ii) funding agreements; (iii) repurchase agreements; (iv) obligations of the United States, foreign countries and supranational entities, and each of their subdivisions, agencies and instrumentalities; and (v) certain corporate debt securities, such as commercial paper, short-term corporate obligations and extendible commercial notes; (vi) participation interests; and (vii) municipal securities. Each of these investments is discussed in further detail below. Investing in money market instruments is subject to certain risks. Money market instruments (other than certain U.S. Government obligations) are not backed or insured by the U.S. Government, its agencies or its instrumentalities. Accordingly, only the creditworthiness of an issuer or guarantees of that issuer, support such instruments.

As stated in the prospectus, the Daily Income Fund will invest in a diversified portfolio of U.S. dollar-denominated money market instruments, which are considered eligible securities for purposes of Rule 2a-7 under the 1940 Act and present minimal credit risks. The Short-Term Government Securities Fund, Short-Term Bond Fund, Stock Index Fund, Value Fund, Growth Fund, Small-Company Stock Fund and International Value Fund may invest in high-quality money market instruments of the same type as the Daily Income Fund in order to enable them to (1) take advantage of buying opportunities, (2) meet redemption requests or ongoing expenses, or (3) take defensive action as necessary, or for other temporary purposes. The Short-Term Government Securities Fund primarily will invest in securities backed by the full faith and credit of the U.S. Government.

BANK AND SAVINGS AND LOAN OBLIGATIONS

These include certificates of deposit, bankers’ acceptances and time deposits. Certificates of deposit generally are short-term, interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. Bankers’ acceptances are time drafts drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (e.g., to finance the import, export, transfer, or storage of goods). With a bankers’ acceptance, the borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most bankers’ acceptances have maturities of six months or less and are traded in secondary markets prior to maturity. Time deposits are generally short-term, interest-bearing negotiable obligations issued by commercial banks against funds deposited in the issuing institutions.

The Funds will not invest in any security issued by a commercial bank or a savings and loan association unless the bank or savings and loan association is organized and operating in the United States, has total assets of at least one billion dollars and is a member of the Federal Deposit Insurance Corporation (“FDIC”), in the case of banks, or insured by the FDIC in the case of savings and loan associations; provided, however, that such limitation will not prohibit investments in foreign branches of domestic banks which meet the foregoing requirements. The Funds will not invest in time-deposits maturing in more than seven days.

Commercial Paper and Other Short-Term Corporate Debt Instruments. Commercial paper is short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Also included are non-convertible corporate debt securities (e.g., bonds and debentures). Corporate debt securities with a remaining maturity of less than 13 months are liquid (and tend to become more liquid as their maturities lessen) and are traded as money market securities.

The Daily Income Fund, Short-Term Bond Fund, Value Fund and Growth Fund may purchase corporate debt securities having no more than 13 months remaining to maturity at the date of settlement; however, the Short-Term Bond Fund, Value Fund, Growth Fund and Small- Company Stock Fund may also purchase corporate debt securities having greater maturities.

REPURCHASE AGREEMENTS

The Funds may invest in repurchase agreements. A repurchase agreement is an instrument under which the investor (such as the Fund) acquires ownership of a security (known as the “underlying security”) and the seller (i.e., a bank or primary dealer) agrees, at the time of the sale, to repurchase the underlying security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period, unless the seller defaults on its repurchase obligations. The underlying securities will consist only of high grade money market instruments.

With respect to the Daily Income Fund, the underlying security must be either a U.S. Government security or a security rated in one of the two highest rating categories for short-term debt securities by the Requisite NRSROs (as defined in Rule 2a-7 under the 1940 Act) and must be determined to present minimal credit risks. With respect to the Short-Term Government Securities Fund, the underlying security must be a U.S. Government security or a security issued by an agency or instrumentality of the U.S. Government and guaranteed by the U.S. Government. Repurchase agreements are, in effect, collateralized by such underlying securities, and, during the term of a repurchase agreement, the seller will be required to mark to market such securities every business day and to provide such additional collateral as is necessary to maintain the value of all collateral at a level at least equal to the repurchase price. Repurchase agreements usually are for short periods, often under one week, and will not be entered into by a Fund for a duration of more than seven days if, as a result, more than 15% of the net value of that Fund (10% of the net assets of the Daily Income Fund) would be invested in such agreements or other securities which are not readily marketable.

The Funds will seek to assure that the amount of collateral with respect to any repurchase agreement is adequate. As with a true extension of credit, however, there is risk of delay in recovery or the possibility of inadequacy of the collateral should the seller of the repurchase agreement fail financially. In addition, a Fund could incur costs in connection with disposition of the collateral if the seller were to default. The Funds will enter into repurchase agreements only with sellers deemed to be creditworthy by Homestead Funds’ Board of Directors, T. Rowe Price, Mercator or BFA, as applicable, and only when the economic benefit to the Funds is believed to justify the attendant risks. The Funds have adopted standards for the sellers with whom they will enter into repurchase agreements. The Board of Directors believes these standards are designed to reasonably assure that such sellers present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase agreement.

Each of the Funds, except for the Growth Fund, may enter into repurchase agreements only with member banks of the Federal Reserve System or primary dealers in U.S. Government securities. The Growth Fund may enter into repurchase agreements only with member banks of the Federal Reserve System or well-established securities dealers.

REVERSE REPURCHASE AGREEMENTS

The Funds may enter into reverse repurchase agreements only to the extent permissible under the 1940 Act and as within the parameters of each Fund’s investment objectives, strategies, policies and restrictions. Reverse repurchase agreements involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Under the 1940 Act, reverse repurchase agreements are considered borrowings. See “Borrowings,” below, for additional information.

The Master Portfolio also may enter into reverse repurchase agreements. Generally, the effect of such transactions is that the Master Portfolio can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Master Portfolio is able to keep some of the interest income associated with those securities. Such transactions are only advantageous if the Master Portfolio has an opportunity to earn a greater rate of interest on the cash derived from these transactions than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and the Master Portfolio intends to use the reverse repurchase technique only when BFA believes it will be advantageous to the Master Portfolio. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of the Master Portfolio’s assets. The custodian bank will maintain a separate account for the Master Portfolio with securities having a value equal to or greater than such commitments.

ADJUSTABLE RATE SECURITIES

Adjustable rate securities (i.e., variable rate and floating rate instruments) are securities that have interest rates that are adjusted periodically, according to a set formula. The maturity of some adjustable rate securities may be shortened under certain special conditions described more fully below.

VARIABLE RATE INSTRUMENTS

Variable rate instruments are obligations (usually certificates of deposit) that provide for the adjustment of their interest rates on predetermined dates or whenever a specific interest rate changes. A variable rate instrument whose principal amount is scheduled to be paid in 13 months or less is considered to have a maturity equal to the period remaining until the next readjustment of the interest rate.

Many variable rate instruments are subject to demand features which entitle the purchaser to resell such securities to the issuer or another designated party, either (1) at any time upon notice of usually 13 months or less, or (2) at specified intervals, not exceeding 13 months, and upon 30 days notice. A variable rate instrument subject to a demand feature is considered to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

Floating Rate Instruments. Floating rate instruments (generally corporate notes, bank notes, asset-backed securities, mortgage-backed securities or Eurodollar certificates of deposit) have interest rate reset provisions similar to those for variable rate instruments and may be subject to demand features like those for variable rate instruments. The interest rate is adjusted, periodically (e.g., daily, monthly, semi-annually), to the prevailing interest rate in the marketplace, though any upward rate adjustments do not guarantee that an investment’s market value will not decline. The interest rate on floating rate securities is ordinarily determined by reference to, or is a percentage of, a bank’s prime rate, the 90- day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates, or some other objective measure. The maturity of a floating rate instrument is considered to be the period remaining until the principal amount can be recovered through demand.

DEBT SECURITIES

As noted in the prospectus, the Short-Term Government Securities Fund invests at least 80% of its total assets in fixed-income securities, including U.S. Government bills, notes and bonds and securities issued by agencies and instrumentalities of the U.S. Government that are guaranteed by the U.S. Government.

The Short-Term Bond Fund invests at least 80% of its total assets in high-quality debt securities, including short-term corporate debt securities, U.S. Government and agency notes and bonds, mortgage pass-through securities, collateralized mortgage obligations, other mortgage-related securities and asset-backed securities described below.

The Value Fund, Growth Fund and the Small-Company Stock Fund may invest up to 20% of their assets in investment-grade debt securities or as otherwise limited by the 1940 Act. Debt securities are considered to be investment-grade if they are rated in the four highest credit categories by one of the NRSROs (for example, AAA, AA, A, or BBB), or if not rated, are of equivalent investment quality as determined by RE Advisers. See Appendix A for a description of each rating category.

U.S. Government Obligations. These consist of various types of marketable securities issued by the U.S. Treasury (i.e., bills, notes and bonds). Such securities are direct obligations of the U.S. Government and differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government security, have a maturity of up to 6 months and are issued on a discount basis.

U.S. Government Agency Securities. These consist of debt securities issued by agencies and instrumentalities of the U.S. Government, including the various types of instruments currently outstanding or which may be offered in the future. Agencies include, among others, the Federal Housing Administration, Government National Mortgage Association (“Ginnie Mae”), Farmer’s Home Administration, Export-Import Bank of the United States, Maritime Administration and General Services Administration. Instrumentalities include, for example, each of the Federal Home Loan Banks, the National Bank for Cooperatives, the Federal Home Loan Mortgage Corporation (“Freddie Mac”), the Farm Credit Banks, the Federal National Mortgage Association (“Fannie Mae”) and the U.S. Postal Service. These securities are (i) backed by the full faith and credit of the U.S. Government (e.g., U.S. Treasury Bills); (ii) guaranteed by the United States Treasury (e.g., Government National Mortgage Association mortgage-backed securities); (iii) supported by the issuing agency’s or instrumentality’s right to borrow from the United States Treasury (e.g., Federal National Mortgage Association Discount Notes); or (iv) supported only by the issuing agency’s or instrumentality’s own credit (e.g., each of the Federal Home Loan Banks).

Unrated, Downgraded and Below Investment Grade Investments. The Master Portfolio may purchase an instrument that is not rated if, in the opinion of BFA, such obligation is of an investment quality that is comparable to other rated investments that are permitted to be purchased by the Master Portfolio. After purchase by the Master Portfolio, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Master Portfolio. Neither event will require a sale of such security by the Master Portfolio provided that the amount of such securities held by the Master Portfolio does not exceed 5% of the Master Portfolio’s net assets. To the extent the ratings given by Moody’s Investors Services (“Moody’s”) or Standard & Poor’s Corporation (“S&P”) may change as a result of changes in such organizations or their rating systems, the Master Portfolio will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in its Prospectus and in this SAI. The ratings of Moody’s, S&P and Fitch, Inc. (“Fitch”) are more fully described in Appendix A. The Master Portfolio is not required to sell downgraded securities, and the Master Portfolio could hold up to 5% of its net assets in debt securities rated below “Baa” by Moody’s or below “BBB” by S&P or, if unrated, low quality (below investment grade) securities. Although they may offer higher yields than do higher rated securities, low rated and unrated low quality debt securities generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which low rated and unrated low quality debt are traded are more limited than those in which higher rated securities are traded. The existence of limited markets for particular securities may diminish the Master Portfolio’s ability to sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in the financial markets and could adversely affect and cause fluctuations in the daily net asset value of the Master Portfolio’s interests. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated or unrated low quality debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated or unrated low quality debt securities may be more complex than for issuers of higher rated securities, and the ability of the Master Portfolio to achieve its investment objective may, to the extent it holds low rated or unrated low quality debt securities, be more dependent upon such creditworthiness analysis than would be the case if the Master Portfolio held exclusively higher rated or higher quality securities. Low rated or unrated low quality debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of such debt securities have been found to be less sensitive to interest rate changes than higher rated or higher quality investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in low rated or unrated low quality debt securities prices because the advent of a recession could dramatically lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of the debt securities defaults, the Master Portfolio may incur additional expenses to seek recovery.

The Short-Term Government Securities Fund and the Short-Term Bond Fund may invest in unrated, downgraded and below investment grade instruments only within the perimeters of each Fund’s investment objectives, strategies, policies and restrictions.

Mortgage Pass-Through Securities. Interests in pools of mortgage pass-through securities differ from other forms of debt securities (which normally provide periodic payments of interest in fixed amounts and the payment of principal in a lump sum at maturity or on specified call dates). Instead, mortgage pass-through securities provide monthly payments consisting of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on the underlying mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Unscheduled payments of principal may be made if the underlying mortgage loans are repaid, refinanced or the underlying properties are foreclosed, thereby shortening the securities’ weighted average life. Some mortgage pass-through securities (such as securities guaranteed by the Ginnie Mae) are described as “modified pass-through securities.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, on the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

The residential mortgage market in the United States recently has experienced difficulties that may adversely affect the performance and market value of certain of the Fund’s mortgage-related investments. Delinquencies and losses on residential mortgage loans (especially subprime and second-lien mortgage loans) generally have increased recently and may continue to increase, and a decline in or flattening of housing values (as has recently been experienced and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses. Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. Also, a number of residential mortgage loan originators have recently experienced serious financial difficulties or bankruptcy. Owing largely to the foregoing, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.

The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the Department of Veterans Affairs (the “VA”).

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include the FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC”). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Passthrough securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government. FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates (“PCs”) which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHMLC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC.

On September 7, 2008, the U.S. Treasury announced three additional steps taken by it in connection with the conservatorship. First, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. Second, the U.S. Treasury announced the creation of a new secured lending facility which is available to each of FNMA and FHLMC as a liquidity backstop. Third, the U.S. Treasury announced the creation of a temporary program to purchase mortgage-backed securities issued by each of FNMA and FHLMC. Both the liquidity backstop and the mortgage-backed securities purchase program are scheduled to expire in December 2009.

FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The liquidity backstop and the Senior Preferred Stock Purchase Agreement are both intended to enhance each of FNMA’s and FHLMC’s ability to meet its obligations. Under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), which was included as part of the Housing and Economic Recovery Act of 2008,

FHFA, as conservator or receiver, has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver. FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for FNMA or FHLMC, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of FNMA’s or FHLMC’s assets available therefor.

In the event of repudiation, the payments of interest to holders of FNMA or FHLMC mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders.

Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. Although FHFA has stated that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of FNMA or FHLMC mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.

In addition, certain rights provided to holders of mortgage-backed securities issued by FNMA and FHLMC under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for FNMA and FHLMC mortgage-backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of FNMA or FHLMC, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace FNMA or FHLMC as trustee if the requisite percentage of mortgage-backed securities holders consent. The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed. The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts to which FNMA or FHLMC is a party, or obtain possession of or exercise control over any property of FNMA or FHLMC, or affect any contractual rights of FNMA or FHLMC, without the approval of FHFA, as conservator or receiver, for a period of 45 or 90 days following the appointment of FHFA as conservator or receiver, respectively.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage pass-through securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. Timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage pass-through security meets the Short-Term Bond Fund’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Short-Term Bond Fund may buy mortgage pass-through securities without insurance or guarantees if RE Advisers determines that the securities meet the Fund’s quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. The Short-Term Bond Fund will limit investment in mortgage pass-through securities to no more than 15% of the Fund’s total assets.

Collateralized Mortgage Obligations. Collateralized mortgage obligations (“CMOs”) are debt securities collateralized by underlying whole mortgage loans or, more typically, by pools of mortgage pass-through securities guaranteed by Ginnie Mae, Freddie Mac, or Fannie Mae and their income streams. CMOs are generally structured into multiple classes or tranches, each of which may have different cash flow characteristics depending on underlying prepayment assumptions. The actual maturity and average life of a CMO will depend upon the prepayment experience of the collateral.

Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

Asset-Backed Securities. The Short-Term Bond Fund may invest in asset-backed securities including interests in pools of receivables, such as motor vehicle installment purchase obligations (such as Certificates for Automobile Receivables or “CARs”) and credit card receivables (such as Credit Card Receivable Securities or “CARDS”). Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. However, such securities may also be issued on a pay-through basis (like CMOs) and, in such case, are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such asset and issuing such pay-through security. Asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Credit enhancement generally takes the form of either an insurance wrap by entities such as MBIA Inc. or Ambac Assurance Corporation or by the use of subordinated securities, which provide credit loss protection to the senior classes in the deal.

The purchase of asset-backed securities raises considerations concerning the credit support for such securities due to the financing of the instruments underlying such securities. For example, most organizations that issue asset-backed securities relating to motor vehicle installment purchase obligations perfect their interests in their respective obligations only by filing a financing statement and by having the servicer of the obligations, which is usually the originator, take custody thereof. In such circumstances, if the servicer were to sell the same obligations to another party, in violation of its duty not to do so, there is a risk that such party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. Also, although most such obligations grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to perfect such security interest against competing claims of other parties. Due to the large number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the obligations underlying the asset-backed securities, usually is not amended to reflect the assignment of the seller’s security interest for the benefit of the holders of the asset-backed securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities.

In addition, various state and federal laws give the motor vehicle owner the right to assert against the holder of the owner’s obligation certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the related asset-backed securities.

Insofar as credit card receivables are concerned, credit card holders are entitled to the protection of a number of state and federal consumer credit laws, many of which give such holders the right to set off certain amounts against balances owed on the credit card, thereby reducing the amounts paid on such receivables. In addition, unlike most other asset-backed securities, credit card receivables are unsecured obligations of the cardholder.

Maturity of Debt Securities. The maturity of debt securities may be considered long (10 or more years), intermediate (3 to 10 years), or short-term (1 to 3 years). In general, the principal values of longer-term securities fluctuate more widely in response to changes in interest rates than those of shorter-term securities, providing greater opportunity for capital gain or risk of capital loss. A decline in interest rates usually produces an increase in the value of debt securities, while an increase in interest rates generally reduces their value.

CONVERTIBLE SECURITIES

Each Fund may from time to time purchase convertible securities. Convertible securities are bonds, debentures, notes or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

EQUITY SECURITIES

The Value Fund, Growth Fund, Small-Company Stock Fund, International Value Fund and the Master Portfolio primarily invest in equity securities. Equity securities generally have greater price volatility than fixed income securities, such as the money market instruments and other debt securities discussed above. The market price of equity securities may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally, particular industries, sectors or geographic regions represented in those markets, or individual issuers. The types of developments that may affect an issuer of an equity security include management performance, financial leverage and reduced demand for the issuer’s goods or services. Common and preferred stock represent equity or ownership interests in an issuer. Preferred stock, however, pays dividends at a specified rate and has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

Equity securities of mid-size and smaller companies may be more or less volatile and subject to greater short-term risk than equity securities of larger companies. Smaller companies may have limited financial resources, product lines and markets, and their securities may trade less frequently and in more limited volumes than securities of larger companies. In addition, smaller companies may have less publicly available information.

RESTRICTED SECURITIES

Restricted securities are subject to legal restrictions on their sale. Difficulty in selling restricted securities may result in a loss or be costly to a Fund. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, as amended (the “1933 Act”), or in a registered public offering. Where registration is required, the restricted security’s holder may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time the holder decides to seek registration and the time the holder may be permitted to sell the security under an effective registration statement. If, during that period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

As discussed above, no more than 15% of each Fund’s net assets (10% of the net assets of the Daily Income Fund) may be invested in restricted securities.

WHEN-ISSUED SECURITIES

Each Fund may, from time to time, purchase securities on a “when-issued” basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase, but may take up to three months. During the period between purchase and settlement, no payment is made by a Fund to the issuer and no interest accrues to a Fund. While when-issued securities may be sold prior to the settlement date, each Fund intends to purchase such securities with the purpose of actually acquiring them, unless a sale appears to be desirable for investment reasons. At the time a Fund makes the commitment to purchase a security on a when issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. Each Fund will maintain, in a segregated account with the custodian, cash and liquid high-quality debt securities equal in value to commitments for when-issued securities.

WARRANTS

Warrants are securities that give the holder the right to purchase equity securities from the issuer at a specific price (the “strike price”) for a limited period of time. The strike price of warrants typically is higher than the prevailing market price of the underlying security at the time the warrant is issued, while the market value of the warrant is typically much lower than the current market price of the underlying securities. Warrants are generally considered to be more risky investments than the underlying securities, but may offer greater potential for capital appreciation than the underlying securities.

Warrants do not entitle a holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments. The Daily Income Fund and Short-Term Government Securities Fund will not invest in warrants. The Short-Term Bond Fund, Stock Index Fund, Value Fund, Small-Company Stock Fund and International Value Fund will limit investment in warrants to no more than 5% of net assets, valued at the lower of cost or market value, and will further limit its investment in unlisted warrants to no more than 2% of net assets. The Growth Fund will limit investments in warrants to no more than 10% of total assets.

DERIVATIVES

A derivative is a financial instrument that has a value based on — or “derived from” — the value of other assets, reference rates or indices. Derivatives generally take the form of contracts under which the parties agree to payments between them based upon the performance of a wide variety of underlying references, such as stocks, bonds, commodities, interest rates, currency exchange rates and various domestic and foreign indices. The main types of derivatives are futures, options, forward contracts, swaps and hybrid instruments. Like most other Fund investments, derivatives are subject to the risk that the market value of the underlying asset will change in a way detrimental to the Fund’s interest. However, the risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. Because some derivatives involve leverage, returns can be magnified, either positively or negatively, and adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Some derivatives are traded on exchanges, while other derivatives are privately negotiated and entered into in the over-the-counter (“OTC”) market. Exchange-traded derivatives are traded via specialized derivatives exchanges or other securities exchanges. The exchange acts as an intermediary to the transactions and the terms for each type of contract are generally standardized. OTC derivatives are traded between two parties directly without going through a regulated exchange. The terms of the contract are subject to negotiation by the parties to the contract. OTC derivatives are subject to counterparty risk, whereas the exposure to default for exchange-traded derivatives is assumed by the exchange’s clearinghouse. Counterparty risk is the risk that a party to an OTC derivatives contract may fail to perform on its obligations. A loss may be sustained as a result of the insolvency or bankruptcy of the counterparty, or the failure of the counterparty to make required payments or comply with the terms of the contract. In the event of insolvency of the counterparty, the funds may be unable to liquidate a derivatives position. Because the purchase and sale of an OTC derivative does not have the guarantee of a central clearing organization, the creditworthiness of the counterparty is an additional risk factor that the funds need to consider and monitor.

The International Value Fund and Growth Fund may invest in derivatives whose characteristics are consistent with the Fund’s investment objectives, strategies, policies and restrictions. The remaining Funds will not invest in derivatives.

Index Futures Contracts. U.S. futures contracts have been designed by exchanges that have been designated “contracts markets” by the Commodity Futures Trading Commission and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets and through their clearing corporations.

At the same time a futures contract on an index is purchased or sold, the Funds allocate cash or securities as a deposit payment (“initial deposit”). Daily thereafter, the futures contract is valued and the payment of “variation margin” may be required.

Options On Index Futures Contracts. The purchase of a call option on an index futures contract is similar in some respects to the purchase of a call option on such an index.

The writing of a call option on a futures contract with respect to the index constitutes a partial hedge against declining prices of the underlying securities that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Funds will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Funds’ holdings. The writing of a put option on an index futures contract constitutes a partial hedge against increasing prices of the underlying securities that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities that the Funds intend to purchase. If a put or call option the Funds have written is exercised, the Funds will incur a loss that will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Funds’ losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

The purchase of a put option on a futures contract with respect to the index is similar in some respects to the purchase of protective put options on the index. For example, the Funds may purchase a put option on an index futures contract to hedge against the risk of lowering securities values.

The amount of risk the Funds assume when they purchase an option on a futures contract with respect to the index is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of such an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

Futures Contracts On Stock Indices. The Funds may enter into contracts providing for the making and acceptance of a cash settlement based upon changes in the value of an index of securities (“Futures Contracts”). This investment technique is designed only to hedge against anticipated future change in general market prices which otherwise might either adversely affect the value of securities held by the Funds or adversely affect the prices of securities that are intended to be purchased at a later date for the Funds.

In general, each transaction in Futures Contracts involves the establishment of a position that will move in a direction opposite to that of the investment being hedged. If these hedging transactions are successful, the futures positions taken for the Funds will rise in value by an amount that approximately offsets the decline in value of the portion of the Funds’ investments that are being hedged. Should general market prices move in an unexpected manner, the full anticipated benefits of Futures Contracts may not be achieved or a loss may be realized.

Futures Contracts do involve certain risks. These risks could include a lack of correlation between the Futures Contract and the equity market, a potential lack of liquidity in the secondary market and incorrect assessments of market trends which may result in worse overall performance than if a Futures Contract had not been entered into.

Brokerage costs will be incurred and “margin” will be required to be posted and maintained as a good-faith deposit against performance of obligations under Futures Contracts written into by the Funds. The Funds may not purchase or sell a Futures Contract (or options thereon) if immediately thereafter its margin deposits on its outstanding Futures Contracts (and its premium paid on outstanding options thereon) would exceed 5% of the market value of the Funds’ total assets.

Options On Securities Indices. The Funds may write (sell) covered call and put options to a limited extent on the index (“covered options”) in an attempt to increase income. Such options give the holder the right to receive a cash settlement during the term of the option based upon the difference between the exercise price and the value of the index. The Funds may forgo the benefits of appreciation on the index or may pay more than the market price or the index pursuant to call and put options written by the Funds.

By writing a covered call option, the Funds forgo, in exchange for the premium less the commission (“net premium”), the opportunity to profit during the option period from an increase in the market value of the index above the exercise price. By writing a covered put option, the Funds accept, in exchange for the net premium received, the risk of a decline in the market value of the index below the exercise price.

The Funds may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written.

When the Funds write an option, an amount equal to the net premium received by the Funds is included in the liability section of the Funds’ Statements of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Funds enter into a closing purchase transaction, the Funds will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated.

The Funds have adopted certain other nonfundamental policies concerning index option transactions that are discussed above. The Funds’ activities in index options also may be restricted by the requirements of the Internal Revenue Code of 1986 (the “Code”) regarding qualification as a regulated investment company.

The hours of trading for options on the index may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

Because options on securities indices require settlement in cash, the Funds’ may be forced to liquidate portfolio securities to meet settlement obligations.

Options On Stock Indices. The Funds may purchase and write put and call options on stock indices listed on stock exchanges. A stock index fluctuates with changes in the market values of the stocks included in the index. Options on stock indices generally are similar to options on stock except that the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or the option may expire unexercised.

Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Funds will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular stock.

Transactions using forward contracts, future contracts, options on futures contracts and options on indices, other than purchased options, expose the Master Portfolio and the International Value Fund (for purposes of this section and the futures section below, the “Funds”) to an obligation to another party. The Funds will not enter into any such transactions unless they own either (1) an offsetting (“covered”) position in securities, currencies, or other forward contracts, options or futures contracts, or (2) cash, receivables and liquid assets, with a value, marked-to- market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. The Funds will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash, receivables, or liquid assets in a segregated account with its custodian in the prescribed amount.

Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding financial instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Funds’ assets to cover or to segregated accounts could impede portfolio management or the Funds’ ability to meet redemption requests or other current obligations.

Interest-Rate and Index Swaps. The Master Portfolio may enter into swap transactions, including interest-rate and index swaps. Interest-rate swaps involve the exchange by the Master Portfolio with another party of their respective commitments to pay or receive interest (for example, an exchange of floating-rate payments for fixed-rate payments). Index swaps (sometimes referred to as total return swaps) involve the exchange by a fund with another party of cash flows based upon the performance of an index of securities or a portion of an index of securities that usually include, but are not limited to, dividends or income. In each case, the exchange of commitments can involve payments to be made in the same currency or in different currencies. If there is a default by the other party to such a transaction, a fund will have contractual remedies pursuant to the agreements related to the transaction. The use of interest-rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions.

Swap transactions generally do not involve the delivery of securities or other underlying assets or principal. If the Master Portfolio enters into a swap transaction, cash or securities may be posted by or to the fund as collateral in accordance with the terms of the swap agreement. Upon early termination of a swap agreement due to an event of default or termination event with respect to the fund or other party, the risk of loss to the fund would generally be limited to the net amount of payments that the fund is contractually obligated to make if, after exercising in accordance with the swap agreement the rights with respect to early close-out of the swap transaction or swap transactions, it is determined that the fund would be obligated to make a net payment with respect to the swap transaction or swap transactions. In the event the other party to the swap transaction or swap transactions were to owe a net amount to the fund upon an early termination of the swap agreements as described above, the fund could be exposed to the risk of loss in the event that any collateral held by the fund would be insufficient.

Hybrid Instruments. A hybrid instrument is a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement is determined by reference to prices, changes in prices or differences between prices of securities, currencies, intangibles, goods, articles or commodities (collectively, “underlying assets”) or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively, “benchmarks”). Thus, hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Thus, an investment in a hybrid instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular hybrid instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the benchmarks or the prices of underlying assets to which the instrument is linked. Such risks generally depend upon factors which are unrelated to the operations or credit quality of the issuer of the hybrid instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply of and demand for the underlying assets and interest rate movements. In recent years, various benchmarks and prices for underlying assets have been highly volatile, and such volatility may be expected in the future.

Hybrid instruments are potentially more volatile and can carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a benchmark may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark or underlying asset may not move in the same direction or at the same time.

Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if “leverage” is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a given change in a benchmark or underlying asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid instruments also may carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. In addition, because the purchase and sale of hybrid instruments could take place in an OTC market without the guarantee of a central clearing organization or in a transaction between a Fund and the issuer of the hybrid instrument, the creditworthiness of the counterparty or issuer of the hybrid instrument would be an additional risk factor which the Fund would have to consider and monitor. Hybrid instruments also may not be subject to regulation by the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

INVESTMENT COMPANIES AND EXCHANGE-TRADED FUNDS

The Funds may invest in securities issued by other open-end and closed-end investment management companies to the extent permitted under the 1940 Act. As a general matter, under the 1940 Act, investment in such securities is limited to: (i) 3% of the outstanding voting stock of any one investment company, (ii) 5% of the fund’s total assets with respect to any one investment company, and (iii) 10% of a fund’s total assets with respect to all such companies in the aggregate. Other investment companies in which a Fund invests can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the fund.

The Stock Index Fund currently invests all of its assets in the Master Portfolio. To the extent allowed by law or regulation, the Master Portfolio may invest its assets in securities of money market funds, including those advised by BFA or otherwise affiliated with BFA, in excess of the limits discussed above.

The Short-Term Government Securities Fund, Short-Term Bond Fund, Value Fund, Growth Fund, Small-Company Stock Fund and the Master Portfolio may purchase shares of exchange-traded funds (“ETFs”) only to the extent permissible under the 1940 Act and as consistent with each Fund’s investment objectives, strategies, policies and restrictions. Typically, a Fund would purchase ETF shares for the same reason it would purchase (and as an alternative to purchasing) futures contracts-to obtain relatively low-cost exposure to the stock market while maintaining flexibility to meet the liquidity needs of the fund. ETF shares enjoy several advantages over futures. Depending on the market, the holding period, and other factors, ETF shares can be less costly than futures. In addition, ETF shares can be purchased for smaller sums and offer exposure to market sectors and styles for which there is no suitable or liquid futures contract. A fund may also purchase ETF shares for other purposes, including improving its ability to track its underlying index. Because most ETFs are investment companies, a fund’s purchases of ETF shares generally are subject to the 3/5/10% limitations described above, unless the ETF has obtained exemptive relief from the SEC to permit other funds to invest in it at higher percentages. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate within a wide range, and a fund could lose money investing in an ETF if the prices of the stocks owned by the ETF decrease. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of the ETF’s shares may trade at a discount to their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

The Master Portfolio may invest a portion of its assets in shares of ETFs that are advised by BFA. BFA will receive investment advisory fees at both the fund level and the ETF level for investments by the Master Portfolio in shares of an ETF advised by BFA.

The remaining Funds will not purchase ETFs.

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend portfolio securities in the future only to the extent allowed under “Fundamental Investment Restrictions,” above.

The Master Portfolio may lend portfolio securities to certain creditworthy borrowers, including borrowers affiliated with BFA. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned. The Master Portfolio may terminate a loan at any time and obtain the return of the securities loaned. The Master Portfolio receives the value of any interest or cash or non-cash distributions paid on the loaned securities.

With respect to loans that are collateralized by cash, the borrower will be entitled to receive a fee based on the amount of cash collateral. The Master Portfolio is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, the Master Portfolio is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral may be reinvested in certain short-term instruments either directly on behalf of the lending Master Portfolio or through one or more joint accounts or money market funds, including those managed by BFA.

Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees the Master Portfolio has agreed to pay a borrower), and credit, legal, counterparty and market risk. In the event a borrower does not return the Master Portfolio’s securities as agreed, the Master Portfolio may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated plus the transaction costs incurred in purchasing replacement securities.

The Master Portfolio may pay a portion of the interest or fees earned from securities lending to a borrower as described above, and to a securities lending agent who administers the lending program in accordance with guidelines approved by the Master Portfolio’s Board of Trustees. BlackRock Institutional Trust Company, N.A. (“BTC”) (formerly known as “Barclays Global Investors, N.A.” acts as securities lending agent for the Master Portfolio subject to the overall supervision of BFA. BTC receives a portion of the revenues generated by securities lending activities as compensation for its services in this regard.

BORROWING

The Funds may borrow money for temporary or emergency purposes, including the meeting of redemption requests to the extent permitted under the 1940 Act and as allowed by each Fund’s investment objectives, strategies, policies and restrictions. Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. Reverse repurchase agreements, short sales not against the box, dollar roll transactions and other similar investments that involve a form of leverage (i.e., risk of gain or loss disproportionately higher than the amount invested) have characteristics similar to borrowings. The Funds segregate liquid assets in connection with those types of transactions.

SECURITIES OF FOREIGN ISSUERS

The International Value Fund invests primarily in foreign securities. The Value Fund and Growth Fund may invest in foreign securities so long as that investment does not exceed 10% of their net assets. (For purposes of this calculation, U.S. dollar-denominated securities, as discussed below, are defined as foreign securities.) The remaining Funds may invest only in U.S. dollar-denominated securities, as discussed below. (The Short-Term Government Securities Fund may invest only in those U.S. dollar-denominated securities that are guaranteed by the U.S. government.)

Although investments in securities of foreign issuers are intended to reduce risk by providing further diversification, such investments involve risks not ordinarily associated with investments in securities of domestic issuers. These risks include: the possibility of foreign political and economic instability; difficulties of predicting international trade patterns and the possibility of the imposition of exchange controls; and the possibility of expropriation, confiscatory taxation, and nationalization of foreign portfolio companies. Securities of foreign issuers that are traded primarily abroad (e.g., Eurodollar securities) also may be less liquid and subject to greater price fluctuations than securities of domestic issuers. Moreover, there may be less publicly available information about foreign issuers whose securities are not registered with the SEC and such foreign issuers may not be subject to the accounting, auditing and financial reporting standards applicable to issuers registered domestically. In addition, foreign issuers, stock exchanges, and brokers generally are subject to less government regulation. Moreover, there may be difficulties in obtaining and enforcing court judgment abroad and there may be difficulties in effecting the repatriation of capital invested abroad. Finally, there may be difficulties and delays in the settlement of transactions in certain foreign markets.

U.S. Dollar-Denominated Securities of Foreign Issuers. Subject to each Fund’s investment objectives, strategies, policies and restrictions, each Fund (except for the Short-Term Government Securities Fund) may invest in certain types of U.S. dollar-denominated securities of foreign issuers. For the Short-Term Bond Fund, Value Fund, Growth Fund, Small-Company Stock Fund and International Value Fund, these investments may include American Depository Receipts (“ADRs”), which are discussed below. The Daily Income Fund, Short-Term Bond Fund, Value Fund, Growth Fund and the Small-Company Stock Fund also may purchase U.S. dollar-denominated money market instruments, and the Short-Term Bond Fund, Value Fund, Growth Fund and the Small-Company Stock Fund may purchase longer-term debt securities of foreign issuers. Such money market instruments and debt securities of foreign issuers may be issued and traded domestically (e.g., Yankee securities), or traded exclusively in foreign markets (e.g., Eurodollar securities).

ADRs, EDRs and GDRs. ADRs, as well as other “hybrid” forms of ADRs, including European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs, EDRs and GDRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs, EDRs and GDRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer’s country.

Yankee Securities. Yankee securities include money market instruments and bonds of foreign issuers who customarily register such securities with the SEC and borrow U.S. dollars by underwritings of securities intended for delivery in the United States. Although the principal trading market for Yankee securities is the United States, foreign buyers can and do participate in the Yankee securities market. Interest on such Yankee bonds is customarily paid on a semi-annual basis. The marketability of these “foreign bonds” in the United States is in many cases better than that for foreign bonds in foreign markets, but is, of course, dependent upon the quality of the issuer.

Eurodollar Securities. Eurodollar securities include money market instruments and bonds underwritten by an international syndicate and sold “at issue” to non-U.S. investors. Such securities are not registered with the SEC or issued domestically and generally may only be sold to U.S. investors after the initial offering and cooling-off periods. The market for Eurodollar securities is dominated by foreign-based investors and the primary trading market for these securities is London.

Obligations of Foreign Governments, Supranational Entities and Banks. The Master Portfolio may invest in U.S. dollar-denominated short-term obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by BFA to be of comparable quality to the other obligations in which the Master Portfolio may invest. The Master Portfolio may also invest in debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank and the InterAmerican Development Bank. The percentage of the Master Portfolio’s assets invested in obligations of foreign governments and supranational entities will vary depending on the relative yields of such securities, the economic and financial markets of the countries in which the investments are made and the interest rate climate of such countries.

The Master Portfolio may invest a portion of its total assets in high-quality, short-term (one year or less) debt obligations of foreign branches of U.S. banks or U.S. branches of foreign banks that are denominated in and pay interest in U.S. dollars

FOREIGN CURRENCIES

Foreign Currency Transactions. The Growth Fund and International Value Fund may enter into forward foreign currency exchange contracts for various reasons, including to protect against uncertainty in the level of future foreign exchange rates. Since investment in foreign companies will usually involve currencies of foreign countries, and since the Funds may temporarily hold funds in bank deposits in foreign currencies during the course of investment programs, the value of the assets of the Funds as measured in United States dollars may be affected by changes in foreign currency exchange rates and exchange control regulations, and the Funds may incur costs in connection with conversion between various currencies.

The Value Fund and the Growth Fund may enter into a contract for the purchase or sale of a foreign currency for various reasons, including to “lock in” the U.S. dollar price of a security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying transactions, the Funds will be able to protect themselves against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the investment is purchased or sold and the date on which payment is made or received.

Also, when a Fund’s subadviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Fund’s portfolio investments denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those investments between the date the forward contract is entered into and the date it matures.

The Value Fund and Growth Fund may also engage in currency futures contracts and related options.

ILLIQUID SECURITIES

Illiquid securities cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Difficulty in selling securities may result in a loss or may be costly to a Fund. Under the supervision of the Funds’ Board of Directors, RE Advisers determines the liquidity of a Fund’s investments, and the Board monitors investments in illiquid securities. The Funds may not invest more than 15% of their net assets (10% of the net assets of the Daily Income Fund) in illiquid securities.

The Master Portfolio may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with its investment objective. Such securities may include securities that are not readily marketable, such as privately issued securities and other securities that are subject to legal or contractual restrictions on resale, floating- and variable-rate demand obligations as to which a fund cannot exercise a demand feature on not more than seven days’ notice and as to which there is no secondary market, and repurchase agreements providing for settlement more than seven days after notice.

MANAGEMENT OF HOMESTEAD FUNDS

DIRECTORS AND OFFICERS

The primary responsibility of the Board of Directors is to represent the interests of the shareholders of the Funds and to provide oversight of the management and business affairs of Homestead Funds. The Board also elects the officers of Homestead Funds, who are responsible for supervising and administering the Funds’ day-to-day operations.

The following tables list the directors and officers of Homestead Funds, any other position each may hold with Homestead Funds, the principal occupation of each person listed during the past five years, and certain additional information as indicated. Each director and officer serves until his or her resignation or until a successor is duly elected and qualified.

INDEPENDENT DIRECTORS

Name, Address and Date of Birth(1)	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios Overseen by Director	Other Directorships Held by Director

James F. Perna 12/1/47	Director, Chairman of the Board, Member of Audit Committee	1990-present	Of Counsel, Krooth & Altman LLP (law firm) (2007-present); partner, Krooth & Altman LLP (1981-2007)	8	None

Douglas W. Johnson 6/2/55	Director, Chairman of Audit Committee	2003-present	CEO, Blue Ridge (Electric Membership Corporation) (1979-present)	8	None

Francis P. Lucier 10/1/27	Director, Member of Audit Committee	1997-present	Retired (2006-present); Chairman, GlaxoSmithKline Trust Investment Committee (1995-2006)	8	None

Anthony C. Williams 1/2/42	Director, Member of Audit Committee	1990-present	Retired (2000-present)	8	None

Sheldon C. Petersen 2/21/53	Director, Member of Audit Committee	2005-present	CEO, National Rural Utilities Cooperative Finance Corporation (1995-present)	8	None

Kenneth R. Meyer 8/11/44	Director, Member of Audit Committee	2005-present	Retired (2004-present); CEO and Asset Manager, Lincoln Capital Management Company (1981-2004)	8	None

Mark Rose 4/19/53	Director, Member of Audit Committee	2005-present	CEO and General Manager, Bluebonnet Electric Cooperative (2002-present)	8	None

INTERESTED DIRECTORS AND OFFICERS

Name, Address and Date of Birth(1)	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios Overseen by Director	Other Directorships Held by Director

Peter R. Morris(2) 9/28/48	Director, President	1990-present	President and Director of RE Advisers (2002-present); Vice President and Director of RE Investment Corporation (1990¬present); Secretary, RE Investment Corporation (1990- 2008); Vice President and Chief Investment Officer of NRECA (1988-present); Vice President and Director of RE Advisers (1990-2002)	8	RE Advisers, RE Investment Corporation

Anthony M. Marinello(3) 4/13/46	Director, Vice President	1990-present	Retired (2004-present); Vice President, Cooperative Network (2000-2004)	8	None

Danielle C. Sieverling 2/25/71	Chief Compliance Officer	2005-present
Chief Compliance Officer of RE Advisers Corporation (2005-present); Chief Compliance Officer of RE Investment Corporation (2005¬present); Vice President of Management Advisory Services at NRECA (2008-present); Executive Director of Management Advisory Services of NRECA (2008¬2007); Secretary, Homestead Funds (2005-2007); Secretary, RE Advisers (2005-2007); Senior Director of Management Advisory Services of NRECA (2004¬2007); Manager of Management Advisory Services of NRECA (2002¬2004)
				N/A	N/A

Amy M. DiMauro 7/29/71	Treasurer	2007-present	Director, Daily Pricing of NRECA (2007-present); Treasurer and Director of RE Investment Corporation (2006¬present); Manager of Mutual Fund Accounting of NRECA (2000-2007)	N/A	N/A

Kelly Bowers Whetstone 11/21/77	Secretary	2008-present
Counsel and Director of Compliance of NRECA (2007-present); Secretary, RE Advisers (2008-present); Secretary, RE Investment Corporation (2008-present); Associate, Bell, Boyd & Lloyd LLP (law firm) (2005-2007); prior thereto, Associate, Seward & Kissel LLP (2003¬2005)
				N/A	N/A
________________________

(1)	The address of each director and officer is 4301 Wilson Boulevard, Arlington, Virginia 22203.

(2)
Mr. Morris is a director who is an “interested person” of Homestead Funds within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Morris is the Vice President and a director of RE Investment Corporation, Homestead Funds’ distributor, and he is the President and a director of RE Advisers, Homestead Funds’ investment adviser. Mr. Morris also is an officer of NRECA, which indirectly wholly-owns RE Investment Corporation and RE Advisers.

(3)
Mr. Marinello is deemed to be a director who is an “interested person” of Homestead Funds within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Marinello recently provided consulting services as an independent contractor to NRECA. NRECA indirectly wholly-owns Homestead Funds’ distributor, RE Investment Corporation, and Homestead Funds’ investment adviser, RE Advisers.

The table below shows the dollar range of Fund shares owned by each director of Homestead Funds as of December 31, 2008.

NAME OF DIRECTOR	DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL FUNDS OVERSEEN BY DIRECTOR IN FAMILY OF INVESTMENT COMPANIES

Francis P. Lucier	None	None

Anthony M. Marinello	Daily Income Fund	$50,001-$100,000
	Short-Term Bond Fund	$10,001-$50,000
	Stock Index Fund	$1-10,000
	Value Fund	$50,001-$100,000
	Small-Company Stock Fund	$50,001-$100,000
	International Value Fund	$1-10,000
	Growth Fund	$1-$10,000

Douglas W. Johnson	Daily Income Fund	$10,001-$50,000
	Short-Term Government Securities Fund	$10,001-$50,000
	Value Fund	Over $100,000
	Small-Company Stock Fund	$10,001-$50,000

Peter R. Morris	Daily Income Fund	Over $100,000
	Short-Term Bond Fund	$10,001-$50,000
	Stock Index Fund	$10,001-$50,000
	Value Fund	Over $100,000
	Small-Company Stock Fund	Over $100,000
	International Value Fund	Over $100,000

James F. Perna	None	None

Anthony C. Williams	Daily Income Fund	$1-$10,000
	Value Fund	$1-$10,000

Sheldon C. Petersen	Value Fund	Over $100,000
	International Value Fund	$50,001-$100,000

Kenneth R. Meyer	Value Fund	Over $100,000
	Small Company Stock Fund	Over $100,000
	International Value Fund	Over $100,000

Mark Rose	None	None

COMMITTEES OF THE BOARD OF DIRECTORS

The Board of Directors of Homestead Funds has an Audit Committee and an Executive Committee. The duties of these two committees and their present membership are as follows:

Audit Committee: The members of the Audit Committee consult with Homestead Funds’ independent accountants at least twice annually to oversee and to assist the Board of Directors in fulfilling its oversight responsibilities of:

• the Funds’ accounting and financial reporting processes and internal controls;

• the quality and objectivity of the Funds’ financial statements and the independent audit thereof;

• the Funds’ system of internal accounting and financial controls;

• the Funds’ compliance with legal and regulatory requirements; and

• the independent auditors’ qualifications, performance and independence;

Mr. Johnson is the Chairman of the Audit Committee and Messrs. Lucier, Perna, Meyer, Petersen, Rose and Williams are members of the Audit Committee. The Audit Committee met two times during 2008.

Executive Committee: During intervals between Board Meetings, the Executive Committee possesses and may exercise all of the powers of the Board of Directors in the management of Homestead Funds except as to matters where action of the full Board of Directors is specifically required. Included within the scope of such powers are matters relating to valuation of securities held in each Fund’s portfolio and the pricing of each Fund’s shares for purchase and redemption. Messrs. Marinello and Morris are members of the Executive Committee. The Executive Committee did not meet in 2008.

COMPENSATION

Homestead Funds does not pay any salary or other compensation to the interested directors or to any of its officers. During 2008, Homestead Funds paid $3,500 per meeting to each of the independent directors and $3,750 per meeting to the independent Chairperson for attendance at the meetings of the Board of Directors. Additionally during 2008, Homestead Funds paid $3,000 per meeting to each member of the Audit Committee and $4,500 per meeting to the Audit Committee Chairperson for attendance at the meetings of the Audit Committee.

As set forth in the table below, Homestead Funds paid total compensation of $196,500 to its independent directors during the year ended December 31, 2008.

NAME OF PERSON, POSITION	AGGREGATE COMPENSATION FROM HOMESTEAD FUNDS (INCLUDING VOLUNTARY DEFERRED COMPENSATION)1	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF CORPORATION EXPENSES	ESTIMATED ANNUAL BENEFITS UPON RETIREMENT	TOTAL COMPENSATION FROM HOMESTEAD FUNDS AND FUND COMPLEX PAID TO DIRECTORS

Douglas W. Johnson2	$30,000	N/A	N/A	$30,000
Director and Chairman of the Audit Committee

Francis P. Lucier	$27,000	N/A	N/A	$27,000
Director

Kenneth R. Meyer2	$27,000	N/A	N/A	$27,000
Director

James F. Perna	$31,500	N/A	N/A	$31,500
Director and Chairman of the Board

Sheldon C. Petersen	$27,000	N/A	N/A	$27,000
Director

Mark Rose	$27,000	N/A	N/A	$27,000
Director

Anthony C. Williams	$27,000	N/A	N/A	$27,000
Director
________________________

1
Amounts may be deferred by eligible directors under a nonqualified deferred compensation plan adopted by Homestead Funds’ Board of Directors in 2008. Deferred amounts accumulate at an earnings rate determined by the total return of one or more Funds as designated by the directors. See footnote 2 to this table for more information.

2
Since the deferred compensation plan’s adoption, the total amount of deferred compensation accrued by the Funds (plus earnings thereon) through the 2008 fiscal year for participating directors is as follows: Mr. Johnson ($1,591) and Mr. Meyer ($11,508). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the Funds until paid to the directors.

MANAGEMENT OF MIP

The MIP’s Board of Trustees has responsibility for the overall management and operations of the MIP.  Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Officers generally serve at the pleasure of the Trustees. The MIP, iShares Trust and iShares, Inc. are considered to be members of the same fund complex, as defined in Form N-1A under the 1940 Act. The address for each Trustee and officer is Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. As of December 1, 2009 the persons listed below were elected by shareholders to serve as the Board of Trustees of the MIP (each a “New Trustee”).

INTERESTED TRUSTEES

NAME AND YEAR OF BIRTH	POSITION(S), LENGTH OF SERVICE	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS
Richard S. Davis (1945)	Trustee (since 2009)
Managing Director, BlackRock, Inc. since 2005; Chief Executive Officer, State Street Research & Management Company from 2000 to 2005; Chairman of the Board of Trustees, State Street Research Mutual Funds from 2000 to 2005; Chairman, SSR Realty from 2000 to 2004.
			175 Funds 285 Portfolios in the BlackRock Equity Liquidity Complex. 27 Funds in the Trust and MIP Complex.	None
Henry Gabbay (1947)	Trustee (since 2009)
Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Formerly Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.
			175 Funds 285 Portfolios in the BlackRock Equity Liquidity Complex. 27 Funds in the Trust and MIP Complex.	None

INDEPENDENT TRUSTEES
NAME AND YEAR OF BIRTH	POSITION(S), LENGTH OF SERVICE	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS
David O. Beim (1940)	Trustee (since 2009)	Professor of Finance and Economics at the Columbia University Graduate School of Business since 1991.	34 Funds 81 Portfolios in the BlackRock Equity Liquidity Complex. 27 Funds in the Trust and MIP Complex.	Trustee, Phillips Exeter Academy since 2002; Chairman, Wave Hill Inc. (public garden and culture center) from 1990 to 2006
Ronald W. Forbes (1940)	Trustee (since 2009)	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000.	34 Funds 81 Portfolios in the BlackRock Equity Liquidity Complex. 27 Funds in the Trust and MIP Complex.	None
Dr. Matina S. Horner (1939)	Trustee (since 2009)	Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	34 Funds 81 Portfolios in the BlackRock Equity Liquidity Complex. 27 Funds in the Trust and MIP Complex.	NSTAR (electric and gas utility)
Rodney D. Johnson (1941)	Trustee (since 2009)	President, Fairmont Capital Advisors, Inc. since 1987.	34 Funds 81 Portfolios in the BlackRock Equity Liquidity Complex. 27 Funds in the Trust and MIP Complex.	Director, Fox Chase Cancer Center since 2002; Member of Archdiocesan Investment Committee of the Archdiocese of Philadelphia since 2003; Director, The Committee of Seventy (civic) since 2006
Herbert I. London (1939)	Trustee (since 2009)
Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President, Hudson Institute (policy research organization) since 1997 and Trustee thereof since 1980.
34 Funds 81 Portfolios in the BlackRock Equity Liquidity Complex. 27 Funds in the Trust and MIP Complex.
AIMS Worldwide, Inc. (marketing); Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (strategic solutions company) since 2005; Director of Cerego, LLC (software development and design) since 2005

Cynthia A. Montgomery (1952)	Trustee (since 2009)	Professor, Harvard Business School since 1989; Director, Harvard Business School Publishing since 2005.	34 Funds 81 Portfolios in the BlackRock Equity Liquidity Complex. 27 Funds in the Trust and MIP Complex.	Newell Rubbermaid, Inc. (manufacturing); Director, McLean Hospital since 2005.
Joseph P. Platt (1947)	Trustee (since 2009)
Director, The West Penn Allegheny Health System (a not-for-profit health system) since 2008; Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partners, LP (private investment) since 1998; Partner Amarna Corporation, LLC (private investment company) from 2002 to 2008.
			34 Funds 81 Portfolios in the BlackRock Equity Liquidity Complex. 27 Funds in the Trust and MIP Complex.	Greenlight Capital Re, Ltd (reinsurance company)
Robert C. Robb, Jr. (1945)	Trustee (since 2009)	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	34 Funds 81 Portfolios in the BlackRock Equity Liquidity Complex. 27 Funds in the Trust and MIP Complex.	None
Toby Rosenblatt (1939)	Trustee (since 2009)
President, Founders Investments Ltd. (private investments) since 1999; Director, Forward Management, LLC since 2007; Director, the James Irvine Foundation (philanthropic foundation) since 1997; Trustee, State Street Research Mutual Funds from 1990 to 2005; Trustee, Metropolitan Series Funds, Inc. from 2001 to 2005.
			34 Funds 81 Portfolios in the BlackRock Equity Liquidity Complex. 27 Funds in the Trust and MIP Complex.	A.P. Pharma Inc. (specialty pharmaceuticals)
Kenneth L. Urish (1951)	Trustee (since 2009)
Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Member of External Advisory Board, the Pennsylvania State University Accounting Department since 2001.
34 Funds 81 Portfolios in the BlackRock Equity Liquidity Complex. 27 Funds in the Trust and MIP Complex.
Trustee, The Holy Family Foundation since 2001; Committee Member, Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants since 2007; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007

Frederick W. Winter (1945)	Trustee (since 2009)	Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh since 2005 and dean thereof from 1997 to 2005.	34 Funds 81 Portfolios in the BlackRock Equity Liquidity Complex. 27 Funds in the Trust and MIP Complex.	Director, Alkon Corporation (pneumatics) since 1992; Director Tippman Sports (recreation) since 2005; Director, Indotronix International (IT services) from 2004 to 2008

OFFICERS

NAME AND YEAR OF BIRTH	POSITION(S), LENGTH OF SERVICE	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Anne F. Ackerley (1962)	President and Chief Executive Officer (since 2009)
Managing Director of BlackRock, Inc. since 2000; Vice President of the BlackRock-advised funds from 2007 to 2009; Chief Operating Officer of BlackRock's Global Client Group (GCG) since 2009; Chief Operating Officer of BlackRock’s U.S. Retail Group from 2006 to 2009; Head of BlackRock’s Mutual Fund Group from 2000 to 2006.

Richard Hoerner, CFA (1958)	Vice President (since 2009)
Managing Director of BlackRock, Inc. since 2000; Co-head of BlackRock's Cash Management Portfolio Management Group since 2002; Member of the Cash Management Group Executive Committee since 2005; Director of BlackRock, Inc. since 1998.

Jeffrey Holland, CFA (1971)	Vice President (since 2009)
Director of BlackRock, Inc. since 2006; Chief Operating Officer of BlackRock’s U.S. Retail Group  since 2009; Co-head of Product Development and Management for BlackRock’s U.S. Retail Group from 2007 to 2009; Product Manager of Raymond James & Associates from 2003 to 2006.

Brendan Kyne (1977)	Vice President (since 2009)
Director of BlackRock, Inc. since 2008; Head of Product Development and Management for BlackRock's U.S. Retail Group since 2009, co-head thereof from 2007 to 2009;  Vice President of BlackRock, Inc. from 2005 to 2008; Associate of BlackRock, Inc. from 2002 to 2004.

Simon Mendelson (1964)	Vice President (since 2009)
Managing Director of BlackRock, Inc. since 2005; Chief Operating Officer and head of the Global Client Group for BlackRock's Global Cash Management Business since 2007; Head of BlackRock's Strategy and Development Group from 2005 to 2007; Partner of McKinsey & Co. from 1997 to 2005.

Brian Schmidt (1958)	Vice President (since 2009)
Managing Director of BlackRock, Inc. since 2004; Various positions with U.S. Trust Company from 1991 to 2003 including Director from 2001 to 2003 and Senior Vice President from 1998 to 2003; Vice President, Chief Financial Officer and Treasurer of Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust from 2001 to 2003.

Christopher Stavrakos, CFA (1959)	Vice President (since 2009)
Managing Director of BlackRock, Inc. since 2006; Co-head of BlackRock's Cash Management Portfolio Management Group since 2006; Senior Vice President, CIO, and Director of Liability Management for the Securities Lending Group at Mellon Bank from 1999 to 2006.

Neal J. Andrews (1966)	Chief Financial Officer (since 2007)	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay M. Fife (1970)	Treasurer (since 2007)
Managing Director of BlackRock, Inc. since 2007 and Director in 2006;  Assistant Treasurer of the  Merrill Lynch Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian P. Kindelan (1959)	Chief Compliance Officer (since 2007)
Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005;  Director and Senior Counsel of BlackRock Advisors, LLC from 2001 to 2004.

Howard B. Surloff (1965)	Secretary (since 2007)	Managing Director and General Counsel of U.S. Funds at BlackRock, Inc. since 2006; General Counsel (U.S.) of Goldman Sachs Asset Management, L.P. from 1993 to 2006.

Committees. Prior to December 1, 2009, there were two standing committees of the Board of Trustees—the Nominating and Governance Committee and the Audit Committee. Members of the Nominating and Governance Committee and the Audit Committee included each Independent Trustee. The Nominating and Governance Committee was responsible for recommending to the Board persons to be nominated for election as Trustees by the shareholders or for appointment as Trustees by the sitting Trustees, when permissible. Pursuant to the rules under the 1940 Act, only Independent Trustees may select and nominate other Independent Trustees for the Trust. The Nominating and Governance Committee generally did not consider nominees recommended by shareholders, but may do so if the Nominating and Governance Committee deemed it appropriate. Mary G. F. Bitterman, a former Trustee, served as Chairperson of the Nominating and Governance Committee. During the fiscal year ended December 31, 2008, the Nominating and Governance Committee held two meetings.

The Audit Committee operated pursuant to a separate charter and was responsible for, among other things, overseeing the Master Portfolio’s accounting and financial reporting practices, reviewing the results of the annual audits of the Master Portfolio’s financial statements and interacting with the Master Portfolio’s independent auditors on behalf of the full Board. A. John Gambs, a former Trustee, served as Chairperson of the Audit Committee.

During the fiscal year ended December 31, 2008, the Audit Committee held four meetings.

Effective December 1, 2009, the Board has five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee.

The members of the Audit Committee (the “Audit Committee”) are Kenneth L. Urish (chair), Herbert I. London and Frederick W. Winter, all of whom are Independent Trustees. The principal responsibilities of the Audit Committee are to approve the selection, retention, termination and compensation of the MIP’s independent registered public accounting firm (the “independent auditors”) and to oversee the independent auditors’ work. The Audit Committee’s responsibilities include, without limitation, to (1) evaluate the qualifications and independence of the independent auditors; (2) approve all audit engagement terms and fees for the Trust; (3) review the conduct and results of each independent audit of the MIP’s financial statements; (4) review with the independent auditor any audit problems or difficulties encountered during or related to the conduct of the audit; (5) review the internal controls of the MIP and its service providers with respect to accounting and financial matters; (6) oversee the performance of the MIP’s internal audit function provided by its investment adviser, administrator, pricing agent or other service provider; (7) oversee policies, procedures and controls regarding valuation of the MIP’s investments; and (8) resolve any disagreements between MIP management and the independent auditors regarding financial reporting. The Board has adopted a written charter for the Audit Committee.

The members of the Governance and Nominating Committee (the “Governance Committee”) are Matina Horner (chair), Cynthia A. Montgomery and Robert C. Robb, Jr., all of whom are Independent Trustees.  The principal responsibilities of the Governance Committee are to (1) identify individuals qualified to serve as Independent Trustees of the MIP and recommend Independent Trustee nominees for election by shareholders or appointment by the Board; (2) advise the Board with respect to Board composition, procedures and committees (other than the Audit Committee); (3) oversee periodic self-assessments of the Board and committees of the Board (other than the Audit Committee); (4) review and make recommendations regarding Independent Trustee compensation; and (5) monitor corporate governance matters and develop appropriate recommendations to the Board.

The members of the Compliance Committee (the “Compliance Committee”) are Joseph P. Platt, Jr. (chair), Cynthia A. Montgomery and Robert C. Robb, Jr., all of whom are Independent Trustees. The Compliance Committee’s purpose is to assist the Board in fulfilling its responsibility to oversee regulatory and fiduciary compliance matters involving the MIP, the fund related activities of BlackRock and the MIP’s third party service providers. The Compliance Committee’s responsibilities include, without limitation, to (1) oversee the compliance policies and procedures of the MIP and its service providers; (2) review information on and, where appropriate, recommend policies concerning the Trust’s compliance with applicable law; and (3) review reports from and make certain recommendations regarding the MIP’s Chief Compliance Officer. The Board has adopted a written charter for the Compliance Committee.

The members of the Performance Oversight Committee (the “Performance Committee”) are David O. Beim (chair), Toby Rosenblatt (vice-chair), Ronald W. Forbes and Rodney D. Johnson, all of whom are Independent Trustees, and Richard S. Davis, who is an interested Trustee. The Performance Committee’s purpose is to assist the Board in fulfilling its responsibility to oversee each Fund’s investment performance relative to its agreed-upon performance objectives. The Performance Committee’s responsibilities include, without limitation, to (1) review the Master Portfolio’s investment objectives, policies and practices, (2) recommend to the Board specific investment tools and techniques employed by BlackRock, (3) recommend to the Board appropriate investment performance objectives based on its review of appropriate benchmarks and competitive universes, (4) review the Master Portfolio’s investment performance relative to agreed-upon performance objectives and (5) review information on unusual or exceptional investment matters. The Board has adopted a written charter for the Performance Committee.

The members of the Executive Committee (the “Executive Committee”) are Ronald W. Forbes, Rodney D. Johnson and Richard S. Davis. Messrs. Forbes and Johnson are Independent Trustees and Mr. Davis is an interested Trustee. The principal responsibilities of the Executive Committee are to (i) act on routine matters between meetings of the Board of Trustees, (ii) act on such matters as may require urgent action between meetings of the Board of Trustees, and (iii) exercise such other authority as may from time to time be delegated to the Committee by the Board of Trustees. The Board has adopted a written charter for the Executive Committee.

Ownership of Securities of Certain Entities. The Independent Trustees and their immediate family members, as of December 31, 2008, did not own any securities of BFA or any entity controlling, controlled by, or under common control with BFA or any of its affiliates as of such a date, unless noted above.

Compensation of Trustees. Effective December 1, 2009, each Trustee who is a Independent Trustee is paid as compensation an annual retainer of $150,000 per year for his or her services as Trustee to the funds in the Equity Liquidity-Complex, including the Trust and Master Investment Portfolio, and a $25,000 Board meeting fee for each in-person Board meeting attended, up to five Board meetings held in a calendar year (compensation for meetings in excess of this number to be determined on a case-by-case basis), together with out-of-pocket expenses in accordance with a Board policy on travel and other business expenses relating to attendance at meetings. In addition, the Co-Chairs of the Board of Trustees are each paid an additional annual retainer of $45,000. The Chairs of the Audit Committee, Compliance Committee, Governance Committee and Performance Committee are paid an additional annual retainer of $25,000. The Vice-Chair of the Performance Committee is paid an additional annual retainer of $25,000.  The Chair of the Joint Product Pricing Committee, who does not oversee funds in the Equity-Liquidity Complex, is paid an annual retainer of $25,000, which is subject to the 10% discount enacted by the Boards and is allocated among all of the non-money market funds in the open-end fund complexes (other than iShares Trust and iShares, Inc.) advised by BFA and its affiliates (the “BlackRock Fund Complexes”).

Mr. Gabbay is an interested Trustee of the Trust and serves as an interested Board member of the other funds which comprise the BlackRock Fund Complexes. Mr. Gabbay receives as compensation for his services as a Board member of each of the BlackRock Fund Complexes, (i) an annual retainer of $412,500 allocated to the funds in the BlackRock Fund Complexes, including the Trust and MIP, and (ii) with respect to the open-end BlackRock Fund Complexes, a Board meeting fee of $18,750 to be paid for attendance at each Board meeting up to five Board meetings held in a calendar year by each such open-end BlackRock Fund Complex (compensation for meetings in excess of this number to be determined on a case-by-case basis). Mr. Gabbay will also be reimbursed for out-of-pocket expenses in accordance with a Board policy on travel and other business expenses relating to attendance at meetings. Mr. Gabbay’s compensation for serving on the boards of funds in the BlackRock Fund Complexes (including the Trust and Master Investment Portfolio) is equal to 75% of each retainer and, as applicable, of each meeting fee (without regard to additional fees paid to Board and Committee chairs) received by the Independent Board members serving on such boards. The Board of the Trust or of any other fund in a BlackRock Fund Complex may modify the Board members’ compensation from time to time depending on market conditions and Mr. Gabbay’s compensation would be impacted by those modifications.

Each of the Independent Trustees and Mr. Gabbay agreed to a 10% reduction in their compensation described above for the period December 1, 2009 through December 31, 2009.

From January 1, 2009 through November 30, 2009 each Independent Trustee is paid the following fees and expenses: (i) an annual base fee of $60,000; (ii) a per meeting fee of $6,000 for meetings of the Board attended by the Trustee; (iii) a committee meeting fee of $2,500 for each Audit Committee meeting attended by the Trustee; and (iv) a committee meeting fee of $2,000 for each Nominating and Governance Committee meeting attended by the Trustee. The Chairperson of the Audit Committee is paid an annual fee of $10,000 and the Chairperson of the Nominating and Governance Committee is paid an annual fee of $5,000. The Lead Independent Trustee is paid an additional annual base fee of $17,500.

During the period January 1, 2008 through December 31, 2008, each Independent Trustee was paid the following fees and expenses: (i) an annual base fee of $50,000; (ii) a per meeting fee of $5,500 for meetings of the Board attended by the Trustee; and (iii) a committee meeting fee of $2,000 for each committee meeting attended by the Trustee. The Chairperson of the Audit Committee was paid an annual fee of $8,500 and the Chairperson of the Nominating and Governance Committee was paid an annual fee of $3,000. The Lead Independent Trustee was paid an additional annual base fee of $15,000.

Each Trustee is reimbursed for travel and other out-of-pocket expenses incurred by him/her in connection with attending Board and committee meetings. Currently, the Trustees do not receive any retirement benefits or deferred compensation from the fund complex, as defined in Form N-1A under the 1940 Act.

As of December 1, 2009, the members of the Board of Trustees listed below resigned (each a “Previous Trustee”). The table below indicates the amount of compensation each Previous Trustee was paid as of December 31, 2008. Compensation is not show for the New Trustees because they were not appointed to serve as Trustees effective December 1, 2009.

Compensation for the Fiscal Year Ended December 31, 2008

Name of Interested Trustee	Aggregate Compensation from the Trust	Total Compensation from Fund Complex (1)
Lee T. Kranefuss	$0	0
H. Michael Williams	0	0

Name of Independent Trustee	Aggregate Compensation from the Trust	Total Compensation from Fund Complex (1)
Mary G.F. Bitterman	$30,834	$117,000
A. John Gambs(2)	35,216	133,500
Hayne E. Leland	30,104	114,000
Jeffrey M. Lyons	32,979	125,000
Wendy Paskin-Jordan (3)	31,478	119,500
Leo Soong(4)	36,530	138,500

(1) Includes compensation for services on the Board of Trustees of MIP.
(2) Previously the Audit Committee Chair.
(3) Previously the Nominating and Governance Committee Chair.
(4) Previously the Lead Independent Trustee.

MASTER/FEEDER STRUCTURE

The Homestead Stock Index Fund seeks to achieve its investment objective by investing its investable assets in the Master Portfolio, a series of MIP. In other words, the Homestead Stock Index Fund is a “Feeder Fund” into the Master Portfolio.  Homestead Funds’ Board of Directors believes that neither the Homestead Stock Index Fund nor its shareholders will be adversely affected by investing its assets in the Master Portfolio. However, if another feeder fund or other investor withdraws its investment from the Master Portfolio, the economic efficiencies (e.g., spreading fixed expenses among a larger asset base) that the Corporation’s Board of Directors believes may be available through investment in the Master Portfolio may not be fully achieved. In addition, given the relative novelty of the master/feeder structure, accounting or operational difficulties, although unlikely, could also arise.

The Homestead Stock Index Fund may withdraw its investment in a Master Portfolio only if the Corporation’s Board of Directors determines that such action is in the best interests of the Fund and its shareholders. Prior to any such withdrawal, the Board of Directors would consider alternative investments, including investing all of the Homestead Stock Index Fund’s assets in another investment company with substantially the same investment objective as the Fund or hiring an investment adviser to manage the Fund’s assets in accordance with the investment policies described above with respect to the Fund and its Master Portfolio.

The fundamental policies of a Master Portfolio cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Master Portfolio’s outstanding interests. Whenever the Homestead Stock Index Fund, as an interestholder of the Master Portfolio, is requested to vote on any matter submitted to interestholders of the Master Portfolio, the Fund either will hold a meeting of its shareholders to consider such matters and cast its votes in proportion to the votes received from its shareholders (shares for which the Fund receives no voting instructions will be voted in the same proportion as the votes received from the other Fund shareholders) or cast its votes, as an interestholder of the Master Portfolio, in proportion to the votes received by the Master Portfolio from all other interestholders of the Master Portfolio.

Certain policies of the Master Portfolio that are non-fundamental may be changed by the vote of a majority of MIP’s Trustees without interestholder approval. If the Master Portfolio’s investment objective or fundamental or non-fundamental policies are changed, the Homestead Stock Index Fund may elect to change its investment objective or policies to correspond to those of the Master Portfolio. The Homestead Stock Index Fund also may elect to redeem its interests from its Master Portfolio and either seek a new investment company with a matching investment objective in which to invest or retain its own investment adviser to manage its portfolio in accordance with its investment objective. In the latter case, the Homestead Stock Index Fund’s inability to find a substitute investment company in which to invest or equivalent management services could adversely affect shareholders’ investments in the Fund. The Homestead Stock Index Fund will provide shareholders with written notice 30 days prior to the implementation of any change in the investment objective of the Fund or the Master Portfolio, to the extent possible.

CODE OF ETHICS

Homestead Funds, RE Advisers, and RE Investment Corporation (“RE Investment”), as well as T. Rowe Price, Mercator and MIP, each have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that, subject to certain restrictions and provisions, permits their personnel to invest in securities, including securities that may be purchased or held by the Fund or the Master Portfolio, respectively.

PROXY VOTING POLICIES AND PROCEDURES

Proxy Voting of the Funds

The Board of Directors on behalf of Homestead Funds has delegated proxy voting responsibility for securities held by the Funds to RE Advisers as part of its management and administration of the Funds. Except with respect to the International Value Fund and the Growth Fund, RE Advisers will vote such proxies in accordance with its proxy voting policies and procedures, which are included in Appendix B, subject to the Board’s continuing oversight. Pursuant to the subadvisory agreement between RE Advisers and T. Rowe Price, T. Rowe Price will vote proxies for the Growth Fund in accordance with its proxy voting policies and procedures, a summary of which is included in Appendix C, subject to the oversight of RE Advisers and the Board. Pursuant to the subadvisory agreement between RE Advisers and Mercator, Mercator will vote proxies for the International Value Fund in accordance with its proxy voting policies and procedures, which are included in Appendix D, subject to the oversight of RE Advisers and the Board.

Shareholders may receive information regarding how the Funds voted proxies relating to their portfolio securities during the most recent 12- month period ending June 30 without charge (i) by calling the Chief Compliance Officer at 703-907-5993, (ii) online at www.homesteadfunds.com or (iii) by accessing the Funds’ Form N-PX on the SEC’s website at www.sec.gov.

Proxy Voting of the Master Portfolio

The Master Portfolio has adopted as its proxy voting policies the proxy voting guidelines of BFA, which are included in Appendix E. The Master Portfolio has delegated to BFA the responsibility for voting proxies on the portfolio securities held by the Master Portfolio. Therefore, the remainder of this section discusses the Master Portfolio’s proxy voting guidelines and BFA’s role in implementing such guidelines.

BFA votes (or refrains from voting) proxies for the Master Portfolio in a manner that BFA, in the exercise of its independent business judgment, concludes is in the best economic interests of the Master Portfolio. In some cases, BFA may determine that it is in the best economic interests of the Master Portfolio to refrain from exercising the Master Portfolio’s proxy voting rights (such as, for example, proxies on certain non-U.S. securities that might impose costly or time-consuming in-person voting requirements). With regard to the relationship between securities lending and proxy voting, BFA’s approach also is driven by its clients’ economic interests. The evaluation of the economic desirability of recalling loans involves balancing the revenue producing value of loans against the likely economic value of casting votes. Based on BFA’s evaluation of this relationship, BFA believes that the likely economic value of casting a vote generally is less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by BFA recalling loaned securities in order to ensure they are voted. Periodically, BFA analyzes the process and benefits of voting proxies for securities on loan, and will consider whether any modification of its proxy voting policies or procedures are necessary in light of any regulatory changes. BFA will normally vote on specific proxy issues in accordance with its proxy voting guidelines.

BFA’s proxy voting guidelines provide detailed guidance as to how to vote proxies on certain important or commonly raised issues. BFA may, in the exercise of its business judgment, conclude that the proxy voting guidelines do not cover the specific matter upon which a proxy vote is requested, or that an exception to the proxy voting guidelines would be in the best economic interests of the Master Portfolio. BFA votes (or refrains from voting) proxies without regard to the relationship of the issuer of the proxy (or any shareholder of such issuer) to the Master Portfolio, the Master Portfolio’s affiliates (if any), BFA or BFA’s affiliates, or SEI Investments Distribution Co. (“SEI”) or SEI’s affiliates. When voting proxies, BFA attempts to encourage companies to follow practices that enhance shareholder value and increase transparency and allow the market to place a proper value on their assets. With respect to certain specific issues:

• The Master Portfolio generally supports the board’s nominees in uncontested elections of directors and generally supports proposals that strengthen the independence of boards of directors;

• The Master Portfolio generally does not support proposals on social issues that lack a demonstrable economic benefit to the issuer and the Master Portfolio investing in such issuer; and

• The Master Portfolio generally votes against anti-takeover proposals and proposals that would create additional barriers or costs to corporate transactions that are likely to deliver a premium to shareholders.

BFA maintains institutional policies and procedures that are designed to prevent any relationship between the issuer of the proxy (or any shareholder of the issuer) and the Master Portfolio, the Master Portfolio’s affiliates (if any), BFA or BFA’s affiliates, or SEI or SEI’s affiliates, from having undue influence on BFA’s proxy voting activity. In certain instances, BFA may determine to engage an independent fiduciary to vote proxies as a further safeguard against potential conflicts of interest or as otherwise required by applicable law. The independent fiduciary may either vote such proxies or provide BFA with instructions as to how to vote such proxies. In the latter case, BFA votes the proxy in accordance with the independent fiduciary’s determination.

Information with respect to how BFA voted the Master Portfolio proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available: (i) without charge, upon request, by calling 1-800-768-2836 (toll-free); and (ii) on the SEC’s website at www.sec.gov.

PRINCIPAL HOLDERS OF SECURITIES

Set forth below is certain information with respect to those shareholders of Homestead Funds who owned of record 5% or more of the outstanding shares of a Fund on March 31, 2009.

FUND NAME	NAME AND ADDRESS	PERCENT OF FUND
Small-Company Stock Fund	James Delaney III Trust Winnetka, IL 60093	7.29%

International Value Fund	Wells Fargo FBO INC Health Plans Minneapolis, MN 55480	12.56%

International Value Fund	T. Rowe Price FBO Intermountain Retirement Plan Owings Mill, MD 21117	36.12%

International Value Fund	The Cameron Foundation Petersburg, VA 23803	5.96%

MANAGEMENT OWNERSHIP

As of March 31, 2009, Directors and officers of the Funds as a group owned 4.34% of the outstanding shares of the Small-Company Stock Fund and less than 1% of the outstanding shares of the Daily Income Fund, Short-Term Government Securities Fund, Short-Term Bond Fund, Stock Index Fund, Value Fund, Growth Fund and International Value Fund.

INVESTMENT MANAGEMENT AND OTHER SERVICES

RE ADVISERS

RE Advisers, 4301 Wilson Boulevard, Arlington, VA 22203, serves as investment manager of the Daily Income Fund, Short-Term Government Securities Fund, Short-Term Bond Fund, Value Fund, Growth Fund, Small-Company Stock Fund and International Value Fund pursuant to separate Investment Management Agreements that have been annually approved by the Board of Directors of Homestead Funds, including a majority of independent directors. RE Advisers was launched in 1990 and, as of December 31, 2008, managed over $941 million for mutual funds and private account investors. The directors and the principal executive officers of RE Advisers are Peter R. Morris, Stuart E. Teach, Craig Blackburn, Martin J. Lowery, Danielle C. Sieverling and Kelly Bowers Whetstone.

RE Advisers is a direct subsidiary of RE Investment, which is a wholly-owned subsidiary of NRECA United, Inc., a holding company organized by NRECA to hold stock of certain NRECA subsidiaries.

In addition to the duties set forth in the prospectus, RE Advisers, in furtherance of such duties and responsibilities, is authorized and has agreed to provide or perform the following functions: (1) formulate and implement a continuing investment program for use in managing the assets and resources of each Fund in a manner consistent with each Fund’s investment objectives, strategies, policies and restrictions, which program may be amended and updated from time to time to reflect changes in financial and economic conditions; (2) make all determinations with respect to the investment of each Fund’s assets in accordance with (a) applicable law, (b) each Fund’s investment objectives, strategies, policies and restrictions as provided in Homestead Funds’ prospectus and SAI, as amended from time to time, (c) provisions of the Code, relating to regulated investment companies, and (d) such other limitations as the Board of Directors of Homestead Funds may impose by written notice; (3) make all determinations as to the purchase or sale of portfolio securities, including advising the Board of Directors as to certain matters involving each Fund’s portfolio securities that are not in the nature of investment decisions; (4) buy, sell, exchange, convert for each Fund’s use, and otherwise trade in portfolio securities and other assets; (5) furnish to the Board of Directors periodic reports concerning RE Adviser’s economic outlook and investment strategy, as well as information concerning each Fund’s portfolio activity and investment performance; (6) select the broker-dealers, underwriters, or issuers to be used, place orders for the execution of portfolio transactions with such broker-dealers, underwriters or issuers, and negotiate the commissions (if any) for the execution of transactions in securities with or through such broker-dealers, underwriters or issuers selected by RE Advisers; (7) obtain and evaluate business and financial information in connection with the exercise of its duties; (8) determine the quality of the Daily Income Fund’s portfolio; (9) determine the creditworthiness of the issuers, obligors, or guarantors of portfolio securities; and (10) evaluate the creditworthiness of any entities with which the Funds propose to engage in repurchase transactions. With respect to the Growth Fund and the International Value Fund, RE Advisers also is authorized to (1) supervise and monitor the investment activities of any subadviser approved for the Fund by the Board and (2) delegate all or any portion of its responsibilities under an Investment Management Agreement with a Fund to one or more subadvisers subject to the supervision and oversight of RE Advisers and the Board. In addition, RE Advisers has agreed to provide a number of administrative services to Homestead Funds (including the Stock Index Fund, with which RE Advisers has an administration agreement with Homestead Funds on behalf of) including: maintenance of the Funds’ corporate existence and corporate records; maintenance of the registration and qualification of each Fund’s shares under federal and state law; coordination and supervision of the financial, accounting, and administrative functions for each Fund; selection, coordination of the activities of, supervision, and service as liaison with various agents and other parties employed by the Funds (e.g., custodian, transfer agent, accountants and attorneys); and assistance in the preparation and development of all shareholder communications and reports. RE Advisers also will furnish to or place at the disposal of the Funds such information, reports, evaluations, analyses and opinions as the Funds may, from time to time, reasonably request or which RE Advisers believes would be helpful to the Funds.

Under a Joint Services Agreement by and between NRECA, RE Advisers and RE Investment, NRECA has agreed to provide personnel, property, and services to RE Investment and RE Advisers in carrying out their responsibilities and services under agreements with Homestead Funds. In turn, RE Advisers has agreed to provide, without cost to Homestead Funds, persons (who are directors, officers, or employees of RE Advisers) to serve as directors, officers, or members of any committees of the Board of Directors of Homestead Funds. As between Homestead Funds and RE Advisers, RE Advisers has agreed to pay all necessary salaries, expenses and fees, if any, of the directors, officers and employees of Homestead Funds who are affiliated with RE Advisers.

As compensation for its services and for the expenses which it assumes, the Funds pay RE Advisers, on a monthly basis, an investment management fee based on each Fund’s average daily net assets at the following annualized rates:

Daily Income Fund	.50% of average daily net assets

Short-Term Government Securities Fund	.45% of average daily net assets

Short-Term Bond Fund	.60% of average daily net assets

Value Fund	.65% of average daily net assets up to $200 million; .50% of average daily net assets up to the next $200 million; and .40% of average daily net assets in excess of $400 million

Growth Fund	.65% of average daily net assets up to $250 million; and .60% of average daily net assets over $250 million

Small-Company Stock Fund	.85% of average daily net assets up to $200 million; and .75% of average daily net assets in excess of $200 million

International Value Fund
.75% of average daily net assets up to $300 million; .65% of average daily net assets up to the next $100 million; .55% of average daily net assets up to the next $100 million and .50% of average net assets in excess of $500 million

As compensation for its services and for the expenses which it assumes, the Stock Index Fund pays RE Advisers, on a monthly basis, an administration fee at an annualized rate of .25% of the Fund’s average daily net assets.

The management fees or administration fees paid to RE Advisers by each Fund during the past three years were as follows:

		Year Ended December 31
Fund	2008	2007	2006

Daily Income Fund	861,748	$693,882	$601,803
Short-Term Government Securities Fund	214,223	$172,884	$176,919
Short-Term Bond Fund	1,332,649	$1,304,030	$1,202,041
Stock Index Fund(1)	131,547	$152,161	$127,068
Value Fund	3,039,784	$3,658,642	$2,878,520
Growth Fund(2)	22,688	$19,895	$16,965
Small-Company Stock Fund	507,310	$579,232	$483,563
International Value Fund(3)	897,283	$882,385	$341,114
________________________

(1)	Administration fees paid to RE Advisers.

(2)	For periods shown prior to December 5, 2008, amounts represent fees paid when the Fund operated as the Nasdaq-100 Index TrackingStock(SM) Fund.

(3)
For 2006, $20,085 represents administration fees paid by the International Value Fund to RE Advisers for the period January 1, 2006 to June 11, 2006, when the administrative agreement was discontinued and replaced with an investment management agreement. The remaining $321,029 represents management fees for 2006. The amounts for 2008 and 2007 are strictly management fees.

The Funds have entered into a contractual Expense Limitation Agreement with RE Advisers. The Expense Limitation Agreement provides that to the extent that the annual operating expenses incurred by a Fund in any fiscal year, exceed: .80% of the Daily Income Fund’s and Short-Term Bond Fund’s average daily net assets; .75% of the Short-Term Government Securities Fund’s and Stock Index Fund’s average daily net assets; 1.25% of the Value Fund’s average daily net assets; .95% of the Growth Fund’s average daily net assets; 1.50% of the Small-Company Stock Fund’s average daily net assets; and .99% of the International Value Fund’s average daily net assets (the “Operating Expense Limit”), such excess amount will be the liability of RE Advisers. To determine RE Advisers’ liability for each Fund’s expenses, the actual expenses of each Fund will be compared to the Operating Expense Limit. If a Fund’s year to date operating expenses for any month exceed the year to date Operating Expense Limit, RE Advisers shall first waive or reduce its investment management or administration fee for such month, as appropriate, to the extent necessary to reduce the amount of the operating expense to the amount of the Operating Expense Limit. In the event the excess amount exceeds the amount of the investment management fee for the month, RE Advisers, in addition to waiving its entire investment management fee for such month, shall also assume as its own expense and reimburse each Fund for the difference between the excess amount and the investment management or administration fee; provided, however, that an adjustment, if necessary, will be made on or before the last day of the first month of the next succeeding fiscal year, if the annual operating expenses for the fiscal year do not exceed the Operating Expense Limit.

Additionally, for the Daily Income Fund, in light of current economic and market conditions, effective August 14, 2009, RE Advisers has implemented a voluntary fee waiver and expense reimbursement arrangement.  Under this voluntary arrangement, RE Advisers has agreed to waive fees or reimburse expenses to assist the Daily Income Fund in attempting to maintain a positive yield.  There is no guarantee that the Daily Income Fund will maintain a positive yield.  This voluntary arrangement, which is in addition to the contractual waiver already in place with respect to the Daily Income Fund, may be revised, discontinued or re-continued at any time.

RE Advisers did not reimburse operating expenses to any of the Funds during 2006 and 2007 and reimbursed the Growth Fund $8,267 in 2008.

The management fees or administration fees waived by RE Advisers for each Fund during the past three years were as follows:

	Year Ended December 31
Fund	2008	2007	2006

Daily Income Fund	$0	$0	$0
Short-Term Government Securities Fund	$32,310	$44,648	$46,653
Short-Term Bond Fund	$21,802	$37,399	$75,989
Stock Index Fund	$0	$0	$0
Value Fund	$0	$0	$0
Growth Fund(1)(2)	$22,688	$0	$0
Small-Company Stock Fund	$0	$0	$0
International Value Fund	$28,674	$18,038	$27,062

_____________________________

(1)	For periods shown prior to December 5, 2008, amounts represent fees waived when the Fund operated as the Nasdaq-100 Index Tracking Stock(SM) Fund.

(2)	During the year ended December 31, 2008, RE Advisers reimbursed the Growth Fund $8,267, in addition to waiving the entire management fee.

On June 10, 2008 and December 22, 2008, RE Advisers made voluntary capital contributions to the Daily Income Fund in the amount of $54,636 and $143,145, respectively, to offset losses incurred due to the sale of securities prior to their maturity.

T. ROWE PRICE

T. Rowe Price, located at 100 East Pratt Street, Baltimore, Maryland 21202, serves as the subadviser to the Growth Fund. T. Rowe Price, a global investment management firm founded in 1937 by Thomas Rowe Price, offers individuals and institutions around the world investment management guidance and expertise. As of December 31, 2008, T. Rowe Price managed over $276 billion in assets.

Pursuant to its agreement with RE Advisers, T. Rowe Price furnishes a continuous investment program for the Growth Fund and manages the Fund’s portfolio on a day-to-day basis, subject to the supervision of RE Advisers and the Board. For its subadvisory services to the Fund, RE Advisers has agreed to pay T. Rowe Price a fee calculated using the monthly rates below, applied to the net assets of the Growth Fund:

.50% of the first $50 million;*
.40% of the next $50 million;
.40% on all assets when assets exceed $100 million; and
.375% on assets above $250 million.
_____________________________
*           T. Rowe Price has contractually agreed to waive the first breakpoint of .50% until the Fund’s net assets reach $50 million.

MERCATOR

Mercator serves as subadviser to the International Value Fund. Mercator is an asset management firm founded in 1984 and located at Boca Center, 5200 Town Center Circle, Suite 550, Boca Raton, Florida 33486. Mercator manages international equity mandates for institutional clients, including corporate and public retirement plans, endowments, and foundations. The firm is a limited partnership majority owned by its executive officers, and as of December 31, 2008, managed over $6 billion in assets including separate accounts and commingled funds. The firm manages money for several U.S. corporate and public pension plans.

Pursuant to its agreement with RE Advisers, Mercator furnishes a continuous investment program for the International Value Fund and manages the Fund’s portfolio on a day-to-day basis, subject to the supervision of RE Advisers and the Board. For its subadvisory services to the Fund, RE Advisers has agreed to pay Mercator a fee calculated using the monthly rates below, applied to the combined net assets of the International Value Fund and the portion of the NRECA Retirement & Security Program advised by Mercator:

.75% of the first $25 million;
.60% of the next $25 million;
.55% of the next $25 million;
.50% of the next $225 million;
.40% of the next $200 million; and
.20% over $500 million.

BFA

The investment adviser to the Master Portfolio is BFA. BFA is a wholly-owned subsidiary of BTC.  BTC is a national bank, which is, in turn, a wholly-owned subsidiary of BlackRock, Inc. Pursuant to an investment advisory contract (“Advisory Contract”) with the Master Portfolio, BFA provides investment guidance and policy direction in connection with the management of the Master Portfolio’s assets. Pursuant to the Advisory Contract, BFA furnishes to the Master Portfolio’s Boards of Trustees periodic reports on the investment strategy and performance of the Master Portfolio. The Advisory Contract is required to be approved annually by (i) MIP’s Board of Trustees or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Master Portfolio, provided that in either event the continuance also is approved by a majority of MIP’s Board of Trustees who are not “interested persons” (as defined in the 1940 Act) of MIP or BFA, by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Contract is terminable without penalty, on 60 days written notice by MIP’s Board of Trustees or by vote of a majority of the interestholders in the Master Portfolio or, on not less than 60 days written notice, by BFA. The Advisory Contract will terminate automatically if assigned.

BFA is entitled to receive monthly fees at the annual rate of 0.05% of the average daily net assets of the Master Portfolio as compensation for its advisory services to the Master Portfolio. The Advisory Contract provides that the advisory fee is accrued daily and paid monthly. This advisory fee is an expense of the Master Portfolio borne proportionately by its interestholders, such as the Stock Index Fund.

For the fiscal years ended December 31, 2008, 2007 and 2006, BFA received investment advisory fees from the Master Portfolio of $1,143,908, $1,361,224 and $1,199,234, respectively.

A proportionate share of the fees and expenses of the Independent Trustees of the Master Portfolio, counsel to the Independent Trustees of the Master Portfolio and the independent registered public accounting firm that provides audit and non-audit services in connection with the Master Portfolio (collectively referred to as the “Master Portfolio Independent Expenses”) are paid directly by the Master Portfolio. For the fiscal year ended December 31, 2006, BFA voluntarily agreed to cap the expenses of the Master Portfolios at the rate at which the Master Portfolio paid advisory fees to BFA and, therefore, BFA provided an offsetting credit against the advisory fees paid by the Master Portfolios in an amount equal to the MIP Independent Expenses. For the period from January 1, 2007 through April 30, 2009, BFA has contractually undertaken to reimburse or provide an offsetting credit to the Master Portfolio for such MIP Independent Expenses. For the fiscal years ended December 31, 2007 and 2008, BFA provided offsetting credits, in the amounts of $92,224 and $71,025, respectively, against advisory fees paid by the Master Portfolio.

PORTFOLIO MANAGERS

RE ADVISERS

The table below shows information regarding the other accounts, aside from Homestead Funds, for which each portfolio manager is primarily responsible for managing as of December 31, 2008.

Name of Portfolio Manager	Category of Accounts	Number of Accounts Managed in Each Category of Account	Total Assets in Accounts Managed Within Each Category

Mark Ashton	Registered Investment Companies	0	N/A
	Other Pooled Investment Vehicles	2	$1,604 million
	Other Accounts	1	$12 million

Douglas Kern	Registered Investment Companies	0	N/A
	Other Pooled Investment Vehicles	3	$1,712 million
	Other Accounts	3	$18 million

Peter Morris	Registered Investment Companies	0	N/A
	Other Pooled Investment Vehicles	2	$1,604 million
	Other Accounts	1	$12 million

Patricia Murphy	Registered Investment Companies	0	N/A
	Other Pooled Investment Vehicles	0	N/A
	Other Accounts	0	N/A

Stuart Teach	Registered Investment Companies	0	N/A
	Other Pooled Investment Vehicles	2	$1,604 million
	Other Accounts	1	$12 million

None of the accounts above pay a performance-based advisory fee.

Each Fund and account has its own set of investment objectives on which the portfolio managers base their investment decisions. In pursuing the investment objectives of each (including proprietary accounts), the portfolio managers could encounter potential conflicts of interest. These potential conflicts could result from the Funds and accounts having different investment objectives, benchmarks, time horizons, and/or other attributes which factor into the portfolio managers’ judgments and the portfolio managers having to allocate their time and investment ideas across the Funds and accounts. Though unlikely, it is possible a portfolio manager may execute a transaction for one Fund or account that may unintentionally impact (either positively or negatively) the value of securities held by another. Securities selected for accounts other than a Fund’s portfolio may or may not outperform the securities selected for the Fund’s portfolio.

Compensation of Portfolio Managers

RE Advisers compensation programs generally follow the policies and practices of its indirect parent company, NRECA. NRECA and RE Advisers strive to maintain a competitive compensation program designed to attract and retain staff. The compensation program is reviewed annually for competitiveness and may be modified to reflect market conditions or factors that determine variable pay if applicable. Portfolio managers are compensated with a combination of base pay and variable pay based on portfolio performance. Internal portfolio managers are responsible for managing portfolios for a defined benefit plan, a defined contribution plan, a group insurance plan, a mutual fund and outside clients. Elements of the compensation program are described below.

Base pay: Base pay is adjusted annually based on competitive market increases in base pay, as reported by national and local salary surveys.

Variable pay: Each portfolio manager is eligible to receive an annual bonus. Annual bonuses are based on applicable portfolio annual total rates of return before taxes as of December 31, excluding expenses. Portfolio managers are eligible to receive a bonus on the portfolios that the manager is responsible for managing. Portfolio rates of return are compared to relevant benchmark rates of return for the same period and quartile ranking among peer group funds. Performance and ranking results are taken from independent third-party sources such as Indata, Lipper, State Street Bank, etc., depending on the fund and appropriateness of the comparison. Generally, approximately one-third of a portfolio manager’s total bonus is attributable to the performance of Funds (portfolios) of Homestead Funds managed by the managers.

Annual bonuses also are paid based on the performance of the NRECA-sponsored 401(k) (defined contribution plan) Plan, Retirement Security Plan (defined benefit plan) and outside client accounts. Performance and bonus determination criteria for portfolios included in these programs are substantially similar to those used for Homestead Funds, e.g., rates of return are compared to relevant benchmark rates of return and quartile rankings. Overall performance of the Retirement Security Plan may also be included in the bonus of some portfolio managers.

If a portfolio manager underperforms the relevant benchmarks and/or top quartile rankings, a bonus may not be awarded.

Additionally, certain portfolio managers may receive an additional payment based on RE Advisers/RE Investment consolidated net annual pretax income, excluding outside client expenses, if applicable, and compensation expenses.

Other cash payments: If eligible, cash payments may be made on an annual basis representing replacement value of certain benefits otherwise capped by Code limits that apply to the NRECA-sponsored 401(k) Plan (e.g., 401(k) employer match). Cash payments will vary based on Code limitations, current NRECA 401(k) plan employer contributions, stated matches (if applicable), and incumbent base salaries. If vested in the nonqualified deferred compensation plan relating to the Retirement Security Plan, as discussed below, an annual cash payment will be made in accordance with Section 409 of the Code. These payments represent the annual accrual benefit earned during the calendar year. Also, employees that may have deferred receipt of cash compensation under a defunct Employee Option Purchase Plan will also receive annual cash payments from the Plan based on the value of distributions earned.

Other benefits: NRECA offers a nonqualified deferred compensation plan subject to Section 457(b) of the Code to a select group of employees (in accordance with the Employee Retirement Income Security Act of 1974), which may include portfolio managers and other investment professionals. Participation in this plan is optional and affords participants the tax benefits of deferring receipt of a limited portion of base pay. In addition, NRECA has a nonqualified deferred compensation plan that provides benefits in excess of certain Code limits applicable to the Retirement Security Plan. Eligibility rules are the same for all highly-compensated employees. All other benefit plans and programs are available to all employees.

The table below shows the dollar range of Fund shares as of December 31, 2008 beneficially owned by each portfolio manager in the Fund(s) that he or she manages.

Name of Portfolio Manager	Dollar Range Of Securities Owned In The Fund

Mark Ashton	Value Fund
$100,001-$500,000

Small-Company Stock Fund
$100,001-$500,000

Douglas Kern	Short-Term Government Securities Fund
None

Short-Term Bond Fund
None

Name of Portfolio Manager	Dollar Range Of Securities Owned In The Fund

Peter Morris	Value Fund
over $1,000,000

Small-Company Stock Fund
over $1,000,000

Patricia Murphy	Daily Income Fund
$10,001-$50,000

Stuart Teach	Value Fund
$100,001-$500,000

Small-Company Stock Fund
$100,001-$500,000

T. ROWE PRICE

The table below shows information regarding the accounts managed by the portfolio manager as of December 31, 2008:

	Total # of Accounts Managed	Total Assets
Registered investment companies	5	$3,045.5 million
Other pooled investment vehicles	7	$2,846.6 million
Other accounts	40	$4,174.9 million

None of the accounts listed above has performance-based fees.

Portfolio managers at T. Rowe Price typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), offshore funds and commingled trust accounts. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices, and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, our portfolio managers’ compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.

Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in certain investment partnerships. Compensation is variable and is determined based on the following factors. Investment performance over 1-, 3-, 5-, and 10-year periods is the most important input. T. Rowe Price, as appropriate, evaluates performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to the broad-based index (e.g., S&P 500) and the Lipper index (e.g., Large-Cap Growth) set forth in the total returns table in the fund’s prospectus, although other benchmarks may be used as well. Investment results are also measured against comparably managed funds of competitive investment management firms. The selection of comparable funds is approved by the applicable investment steering committee and those funds are the same ones presented to the directors of the Price Funds in their regular review of fund performance. Performance is primarily measured on a pretax basis though tax efficiency is considered. Compensation is viewed with a long-term time horizon. The more consistent a manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor.

Contribution to our overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring our younger analysts, and being good corporate citizens are important components of our long-term success and are highly valued.

All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

This compensation structure is used for all portfolios managed by the portfolio manager.

As of December 31, 2008, Robert W. Sharps did not beneficially own any shares of the Growth Fund.

MERCATOR

The table below shows information regarding the other accounts managed by the portfolio management team as of December 31, 2008:

	Total # of Accounts Managed	Total Assets
Registered investment companies	5	$ 692.1 million
Other pooled investment vehicles	2	$1,867.2 million
Other accounts	26	$3,629.0 million

One of the accounts listed above has performance-based fees. As of December 31, 2008, that account had $65.1 million in assets under management.

In managing other portfolios, certain potential conflicts of interest may arise. By design, Mercator has limited potential conflicts due to the structure and investment strategy of the firm. Mercator has no affiliated entities and applies just one investment strategy across all of its accounts. Mercator does not manage any wrap fee programs. Although Mercator’s portfolio managers typically manage multiple accounts, they are all institutional accounts that are run exactly the same, barring a particular restriction that may be applied by a client. As part of its compliance program, Mercator has adopted policies and procedures that seek to address and minimize the effects of any potential conflicts by adopting trade aggregation and allocation procedures that seek to treat all clients fairly and equitably. While these accounts have many similarities, the investment performance of each account may be different primarily due to differences in fees, expenses and cash flows.

As disclosed in Mercator’s Form ADV, Peter Spano’s direct ownership level of the firm exceeds 25% but is less than 50%; John Thompson’s, Jim Chaney’s and Barbara Trebbi’s direct ownership levels of the firm each exceed 10% but are less than 25%; and Gary Clemons’ direct ownership level of the firm is less than 5%. All (including Kevin Shaver) but Mr. Clemons are also indirect owners as members of MAM Acquisition, LLC with Messrs. Spano’s and Thompson’s ownership interests each exceeding 25% but less than 50%. These ownership percentages represent the pre-determined pro-rata share upon which they receive compensation based upon Mercator’s net profitability. These pre-determined pro-rata shares are dependent upon their length of tenure with the firm, their level of responsibility and overall contribution and are reviewed on an annual basis by Messrs. Spano and Thompson, as founding partners of Mercator. It is the only form of compensation that they receive, and it is dependent upon the firm’s assets under management. Messrs. Chaney and Spano receive no base salary, are not part of a bonus system and receive no deferred compensation.

As of December 31, 2008, Mr. Chaney beneficially owned between $100,001 and $500,000 of shares in the International Value Fund.

BFA

As of the dates indicated below, the individuals named as members of the portfolio management team of the Master Portfolio were also primarily responsible for the day-to-day management of certain types of other portfolios and/or accounts, as indicated in the table below:

Diane Hsiung (as of 12/31/08)

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Accounts with Incentive-Based Fee Arrangements
Number of Accounts	158	0	5	N/A
Net Assets	$206,371 million	0	$61 million	N/A

Greg Savage (as of 12/31/08)

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Accounts with Incentive-Based Fee Arrangements
Number of Accounts	158	0	6	N/A
Net Assets	$206,371 million	0	$61 million	N/A

Edward Corallo* (as of 3/31/09)

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Accounts with Incentive-Based Fee Arrangements
Number of Accounts	1	150	44	12
Net Assets	$1,466,000,000	$208,151,000,000	$66,985,000,000	$12,698,000,000

Christopher Bliss* (as of 3/31/09)

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Accounts with Incentive-Based Fee Arrangements
Number of Accounts	1	100	19	4
Net Assets	$1,466,000,000	$61,003,000,000	$13,418,000,000	$1,425,000,000

Jennifer Hsui* (as of 3/31/09)

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Accounts with Incentive-Based Fee Arrangements
Number of Accounts	1	50	26	8
Net Assets	$1,466,000,000	$147,149,000,000	$53,567,000,000	$11,273,000,000

_______________________

*           Messrs. Corallo and Bliss and Ms. Hsui were appointed as portfolio managers for the Master Portfolio effective April 30, 2009.

The below table reflects, for the listed Portfolio Management Team members of the S&P 500 Stock Master Portfolio, the number of portfolios or accounts of the types enumerated in the above table and the aggregate of total assets in those portfolios or accounts with respect to which the investment management fees are based on the performance of those portfolios or accounts, as of the dates indicated below:

Diane Hsiung (as of 12/31/08)	Number of Other Accounts with Performance Fees Managed	Aggregate of Total Assets
Registered Investment Companies	N/A	N/A
Other Pooled Investment Vehicles	N/A	N/A
Other Accounts	N/A	N/A

Greg Savage (as of 12/31/08)	Number of Other Accounts with Performance Fees Managed	Aggregate of Total Assets
Registered Investment Companies	N/A	N/A
Other Pooled Investment Vehicles	N/A	N/A
Other Accounts	N/A	N/A

Ed Corallo (as of 3/31/09)*	Number of Other Accounts with Performance Fees Managed	Aggregate of Total Assets
Registered Investment Companies	N/A	N/A
Other Pooled Investment Vehicles	7	$3,482,000,000
Other Accounts	5	$9,216,000,000
_____________________
* Mr. Corallo was appointed as portfolio manager to the BlackRock S&P 500 Stock Fund effective April 30, 2009.

Christopher Bliss (as of 3/31/09)*	Number of Other Accounts with Performance Fees Managed	Aggregate of Total Assets
Registered Investment Companies	N/A	N/A
Other Pooled Investment Vehicles	4	$1,425,000,000
Other Accounts	N/A	N/A
_____________________
* Mr. Bliss was appointed as portfolio manager to the BlackRock S&P 500 Stock Fund effective April 30, 2009.

Jennifer Hsui (as of 3/31/09)*	Number of Other Accounts with Performance Fees Managed	Aggregate of Total Assets
Registered Investment Companies	N/A	N/A
Other Pooled Investment Vehicles	3	$2,057,000,000
Other Accounts	5	$9,216,000,000
_____________________
* Mrs. Hsui was appointed as portfolio manager to the BlackRock S&P 500 Stock Fund effective April 30, 2009.

The discussion below describes the Portfolio Manager’s compensation as of December 31, 2008, at which time Barclays Global Fund Advisors (“BGFA”) acted as the Master Portfolio’s investment adviser.  The compensation for the Portfolio Managers may change as a result of the acquisition by BlackRock, Inc.

With respect to all iShares funds and other portfolios and/or accounts managed by the Portfolio Managers, on behalf of BGFA, the Portfolio Managers received a salary and were eligible to receive an annual bonus. Each Portfolio Manager’s salary was a fixed amount generally determined annually based on a number of factors, including, but not limited to, the Portfolio Manager’s title, scope of responsibilities, experience and knowledge. Each Portfolio Manager’s bonus was a discretionary amount determined annually based on the overall profitability of the various BGI companies worldwide, the performance of the Portfolio Manager’s business unit, and an assessment of the Portfolio Manager’s individual performance.

Each Portfolio Manager’s salary and annual bonus were paid in cash. BGFA also operated a mandatory bonus deferral plan for employees whose bonuses exceeded certain thresholds which generally became payable three years after grant. One half of the mandatory deferral award was “notionally invested” in funds managed by BGI, and the other half was provisionally allocated to shares in Barclays PLC (the ultimate parent company of BGFA). Thus, the value of the final award may have been increased or decreased over the three-year period. In addition, a Portfolio Manager may have been paid a signing bonus or other amounts in connection with initiation of employment with BGFA. If a Portfolio Manager satisfied the requirements for being part of a “select group of management or highly compensated employees (within the meaning of ERISA Section 401(a))” as so specified under the terms of BGI’s Compensation Deferral Plan, the Portfolio Manager may have  elected to defer a portion of his or her bonus under that Plan.

If a Portfolio Manager was part of a select group of management or highly compensated employees and was designated by the plan administrators (in their discretion) to be eligible for participation in BGI’s Voluntary Levered Alpha Participation Plan (“VLAPP”), the Portfolio Manager may have elected to defer a portion of his or her bonus under VLAPP. Under this plan, the Portfolio Manager would have received an award corresponding to the deferred bonus portion if he or she voluntarily elected in advance to defer. VLAPP awards generally vested after three years. The award would have been “notionally invested” in a fund(s) managed by BGI over the three-year period, and the return on that notional investment would have determined the final award amount. If the referenced fund’s return exceeded its benchmark, the excess return was multiplied by a factor of two (2) for the sole purpose of determining the return on the award’s notional investment.

Portfolio Managers may have been selected, on a fully discretionary basis, for awards under BGI’s Levered Alpha Participation Plan (“LAPP”). Under LAPP, these awards were determined annually, and generally vested in three equal installments over three years. Each vested installment was paid out upon vesting. At the option of the plan administrators, the award may have been “notionally invested” in a fund(s) managed by BGI. If notionally invested, the return on that notional investment during the relevant vesting period would have determined the award payout amount. If the referenced fund’s return exceeded its benchmark, the excess return was multiplied by the factor specified by the plan administrators at the time of the award grant for the sole purpose of determining the return on the award’s notional investment.

Prior to December 31, 2007, portfolio managers were eligible for selection, on a fully discretionary basis, for awards under BGI’s Compensation Enhancement Plan (“CEP”). Under the CEP, these awards were determined annually, and were generally scheduled to vest after two years. At the option of the CEP administrators, the award may be “notionally invested” in funds managed at that time by BGI, which meant that the final award amount could be increased or decreased according to the performance of the BGI-managed funds over the two-year period. If the award was not notionally invested, the original award amount will be paid once vested.

A Portfolio Manager may have been granted options to purchase shares in Barclays Global Investors UK Holdings Limited (“BGI UK Holdings”), a company organized under the laws of England and Wales that directly or indirectly owned all of the BGI companies worldwide, which options vest in three equal installments over three years and were generally exercisable during prescribed exercise windows. Shares purchased must generally have been held 355 days prior to sale. For such purposes, the value of BGI UK Holdings was based on its fair value as determined by an independent public accounting firm.

As of December 31, 2008, the Ms. Hsiung and Mr. Savage did not beneficially own shares of the Master Portfolio. As of March 31, 2009, Messrs. Corallo and Bliss and Ms. Hsui did not beneficially own shares of the Master Portfolio.

POTENTIAL CONFLICTS OF INTEREST

The Bank of America Corporation (“BAC”), though its subsidiary Merrill Lynch and Co., Inc. (“Merrill Lynch”), Barclays PLC (“Barclays”), The PNC Financial Services Group, Inc. (“PNC”), each have a significant economic interest in BlackRock, Inc., the parent of BFA, the Master Portfolio’s investment adviser. PNC is considered to be an affiliate of BlackRock, Inc., under the Investment Company Act. Certain activities of BlackRock Advisors, LLC, BlackRock, Inc. and their affiliates (collectively, “BlackRock”) and PNC and its affiliates (collectively, “PNC” and together with BlackRock, “Affiliates”), and those of BAC, Merrill Lynch and their affiliates (collectively, the “BAC Entities”) and Barclays and its affiliates (collectively, the “Barclays Entities”) (BAC Entities and Barclays Entities, collectively, the “BAC/Barclays Entities”), with respect to the Master Portfolio and/or other accounts managed by BlackRock, PNC or BAC/Barclays Entities, may give rise to actual or perceived conflicts of interest such as those described below.

BlackRock is one of the world’s largest asset management firms. BAC is a national banking corporation which through its affiliates and subsidiaries, including Merrill Lynch, provides a full range of financial services. Merrill Lynch is a full service investment banking, broker-dealer, asset management and financial services organization. PNC is a diversified financial services organization spanning the retail, business and corporate markets. Barclays is a major global financial services provider engaged in a range of activities including retail and commercial banking, credit cards, investment banking, and wealth management. BlackRock and PNC are affiliates of one another under the Investment Company Act.

BlackRock, BAC, Merrill Lynch, PNC, Barclays and their respective affiliates (including, for these purposes, their directors, partners, trustees, managing members, officers and employees), including the entities and personnel who may be involved in the investment activities and business operations of the Master Portfolio and MIP, are engaged worldwide in businesses, including equity, fixed income, cash management and alternative investments, and have interests other than that of managing the Master Portfolio and MIP. These are considerations of which investors in the Master Portfolio should be aware, and which may cause conflicts of interest that could disadvantage the Master Portfolio and its shareholders. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities and other instruments, and companies that may be purchased or sold by the Master Portfolio.

BlackRock and its Affiliates, as well as the BAC/Barclays Entities, have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of the Master Portfolio and/or that engage in transactions in the same types of securities, currencies and instruments as the Master Portfolio.  One or more Affiliates and BAC/Barclays Entities are also major participants in the global currency, equities, swap and fixed income markets, in each case both on a proprietary basis and for the accounts of customers. As such, one or more Affiliates or BAC/Barclays Entities are or may be actively engaged in transactions in the same securities, currencies, and instruments in which the Master Portfolio invests. Such activities could affect the prices and availability of the securities, currencies, and instruments in which the Master Portfolio invests, which could have an adverse impact on the Master Portfolio’s performance. Such transactions, particularly in respect of most proprietary accounts or customer accounts, will be executed independently of the Master Portfolio’s transactions and thus at prices or rates that may be more or less favorable than those obtained by the Master Portfolio. When BlackRock and its Affiliates or the BAC/Barclays Entities seek to purchase or sell the same assets for their managed accounts, including the Master Portfolio, the assets actually purchased or sold may be allocated among the accounts on a basis determined in their good faith discretion to be equitable. In some cases, this system may adversely affect the size or price of the assets purchased or sold for the Master Portfolio.

In addition, transactions in investments by one or more other accounts managed by BlackRock or its Affiliates or a BAC/Barclays Entity may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Master Portfolio, particularly, but not limited to, with respect to small capitalization, emerging market or less liquid strategies. This may occur when investment decisions regarding the Master Portfolio are based on research or other information that is also used to support decisions for other accounts. When BlackRock or its Affiliates or a BAC/Barclays Entity implements a portfolio decision or strategy on behalf of another account ahead of, or contemporaneously with, similar decisions or strategies for the Master Portfolio, market impact, liquidity constraints, or other factors could result in the Master Portfolio receiving less favorable trading results and the costs of implementing such decisions or strategies could be increased or the Master Portfolio could otherwise be disadvantaged. BlackRock or its Affiliates or a BAC/Barclays Entity may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences, which may cause the Master Portfolio to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so.

Conflicts may also arise because portfolio decisions regarding the Master Portfolio may benefit other accounts managed by BlackRock or its Affiliates or a BAC/Barclays Entity. For example, the sale of a long position or establishment of a short position by the Master Portfolio may impair the price of the same security sold short by (and therefore benefit) one or more Affiliates or BAC/Barclays Entities or their other accounts, and the purchase of a security or covering of a short position in a security by the Master Portfolio may increase the price of the same security held by (and therefore benefit) one or more Affiliates or BAC/Barclays Entities or their other accounts.

BlackRock and its Affiliates or a BAC/Barclays Entity and their clients may pursue or enforce rights with respect to an issuer in which the Master Portfolio has invested, and those activities may have an adverse effect on the Master Portfolio. As a result, prices, availability, liquidity and terms of the Master Portfolio’s investments may be negatively impacted by the activities of BlackRock or its Affiliates or a BAC/Barclays Entity or their clients, and transactions for the Master Portfolio may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

The results of the Master Portfolio’s investment activities may differ significantly from the results achieved by BlackRock and its Affiliates or the BAC/Barclays Entities for their proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that one or more Affiliate- or BAC/Barclays Entity-managed accounts and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by the Master Portfolio. Moreover, it is possible that the Master Portfolio will sustain losses during periods in which one or more Affiliates or BAC/Barclays Entity-managed accounts achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible.

From time to time, the Master Portfolio’s activities may also be restricted because of regulatory restrictions applicable to one or more Affiliates or BAC/Barclays Entities, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when BlackRock, and/or one or more Affiliates or BAC/Barclays Entities, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which BlackRock and/or one or more Affiliates or BAC/Barclays Entities are performing services or when position limits have been reached.

In connection with its management of the Master Portfolio, BlackRock may have access to certain fundamental analysis and proprietary technical models developed by one or more Affiliates or BAC/Barclays Entities.  BlackRock will not be under any obligation, however, to effect transactions on behalf of the Master Portfolio in accordance with such analysis and models. In addition, neither BlackRock nor any of its Affiliates, nor any BAC/Barclays Entity, will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Master Portfolio and it is not anticipated that BlackRock will have access to such information for the purpose of managing the Master Portfolio. The proprietary activities or portfolio strategies of BlackRock and its Affiliates and the BAC/Barclays Entities, or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by BlackRock in managing the Master Portfolio.

In addition, certain principals and certain employees of BlackRock are also principals or employees of BlackRock or another Affiliate. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors should be aware.

BlackRock may enter into transactions and invest in securities, instruments and currencies on behalf of the Master Portfolio in which customers of BlackRock or its Affiliates or a BAC/Barclays Entity, or, to the extent permitted by the SEC, BlackRock or another Affiliate or a BAC/Barclays Entity, serves as the counterparty, principal or issuer. In such cases, such party’s interests in the transaction will be adverse to the interests of the Master Portfolio, and such party may have no incentive to assure that the Master Portfolio obtains the best possible prices or terms in connection with the transactions. In addition, the purchase, holding and sale of such investments by the Master Portfolio may enhance the profitability of BlackRock or its Affiliates or a BAC/Barclays Entity. One or more Affiliates or BAC/Barclays Entities may also create, write or issue derivatives for their customers, the underlying securities, currencies or instruments of which may be those in which the Master Portfolio invests or which may be based on the performance of the Master Portfolio.  The Master Portfolio may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by one or more Affiliates or BAC/Barclays Entities and may also enter into transactions with other clients of an Affiliate or BAC/Barclays Entity where such other clients have interests adverse to those of the Master Portfolio.

At times, these activities may cause departments of BlackRock or its Affiliates or a BAC/Barclays Entity to give advice to clients that may cause these clients to take actions adverse to the interests of the Master Portfolio. To the extent affiliated transactions are permitted, the Master Portfolio will deal with BlackRock and its Affiliates or BAC/Barclays Entities on an arms-length basis. BlackRock or its Affiliates or a BAC/Barclays Entity may also have an ownership interest in certain trading or information systems used by the Master Portfolio. The Master Portfolio’s use of such trading or information systems may enhance the profitability of BlackRock and its Affiliates or BAC/Barclays Entities.

One or more Affiliates or one of the BAC/Barclays Entities may act as broker, dealer, agent, lender or adviser or in other commercial capacities for the Master Portfolio. It is anticipated that the commissions, mark-ups, mark-downs, financial advisory fees, underwriting and placement fees, sales fees, financing and commitment fees, brokerage fees, other fees, compensation or profits, rates, terms and conditions charged by an Affiliate or BAC/Barclays Entity will be in its view commercially reasonable, although each Affiliate or BAC/Barclays Entity, including its sales personnel, will have an interest in obtaining fees and other amounts that are favorable to the Affiliate or BAC/Barclays Entity and such sales personnel.

Subject to applicable law, the Affiliates and BAC/Barclays Entities (and their personnel and other distributors) will be entitled to retain fees and other amounts that they receive in connection with their service to the Master Portfolio as broker, dealer, agent, lender, adviser or in other commercial capacities and no accounting to the Master Portfolio or its shareholders will be required, and no fees or other compensation payable by the Master Portfolio or its shareholders will be reduced by reason of receipt by an Affiliate or BAC/Barclays Entity of any such fees or other amounts.

When an Affiliate or BAC/Barclays Entity acts as broker, dealer, agent, adviser or in other commercial capacities in relation to the Master Portfolio, the Affiliate or BAC/Barclays Entity may take commercial steps in its own interests, which may have an adverse effect on the Master Portfolio.  The Master Portfolio will be required to establish business relationships with its counterparties based on the Master Portfolio’s own credit standing. Neither BlackRock nor any of the Affiliates, nor any BAC/Barclays Entity, will have any obligation to allow their credit to be used in connection with the Master Portfolio’s establishment of its business relationships, nor is it expected that the Master Portfolio’s counterparties will rely on the credit of BlackRock or any of the Affiliates or BAC/Barclays Entities in evaluating the Master Portfolio’s creditworthiness.  Purchases and sales of securities for the Master Portfolio may be bunched or aggregated with orders for other BlackRock client accounts. BlackRock and its Affiliates and the BAC/Barclays Entities, however, are not required to bunch or aggregate orders if portfolio management decisions for different accounts are made separately, or if they determine that bunching or aggregating is not practicable, required or with cases involving client direction.

Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Master Portfolio will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Master Portfolio. In addition, under certain circumstances, the Master Portfolio will not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

BlackRock may select brokers (including, without limitation, Affiliates or BAC/Barclays Entities) that furnish BlackRock, the Master Portfolio, other BlackRock client accounts or other Affiliates or BAC/Barclays Entities or personnel, directly or through correspondent relationships, with research or other appropriate services which provide, in BlackRock’s view, appropriate assistance to BlackRock in the investment decisionmaking process (including with respect to futures, fixed-price offerings and over-the-counter transactions). Such research or other services may include, to the extent permitted by law, research reports on companies, industries and securities; economic and financial data; financial publications; proxy analysis; trade industry seminars; computer data bases; research-oriented software and other services and products. Research or other services obtained in this manner may be used in servicing any or all of the Master Portfolio and other BlackRock client accounts, including in connection with BlackRock client accounts other than those that pay commissions to the broker relating to the research or other service arrangements. Such products and services may disproportionately benefit other BlackRock client accounts relative to the Master Portfolio based on the amount of brokerage commissions paid by the Master Portfolio and such other BlackRock client accounts. For example, research or other services that are paid for through one client’s commissions may not be used in managing that client’s account. In addition, other BlackRock client accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Master Portfolio and to such other BlackRock client accounts.To the extent that BlackRock uses soft dollars, it will not have to pay for those products and services itself.

BlackRock may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that BlackRock receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by BlackRock.

BlackRock may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services BlackRock believes are useful in its investment decision-making process. BlackRock may from time to time choose not to engage in the above described arrangements to varying degrees. BlackRock may also into commission sharing arrangements under which BlackRock may execute transactions through a broker-dealer, including, where permitted, an Affiliate or BAC/Barclays Entity, and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to BlackRock. To the extent that BlackRock engages in commission sharing arrangements, many of the same conflicts related to traditional soft dollars may exist.

BlackRock may utilize certain electronic crossing networks (“ECNs”) in executing client securities transactions for certain types of securities. These ECNs may charge fees for their services, including access fees and transaction fees. The transaction fees, which are similar to commissions or markups/ markdowns, will generally be charged to clients and, like commissions and markups/markdowns, would generally be included in the cost of the securities purchased. Access fees may be paid by BlackRock even though incurred in connection with executing transactions on behalf of clients, including the Master Portfolio. In certain circumstances, ECNs may offer volume discounts that will reduce the access fees typically paid by BlackRock. This would have the effect of reducing the access fees paid by BlackRock. BlackRock will only utilize ECNs consistent with its obligation to seek to obtain best execution in client transactions.

BlackRock has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Master Portfolio, and to help ensure that such decisions are made in accordance with BlackRock’s fiduciary obligations to its clients.  Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of BlackRock may have the effect of favoring the interests of other clients or businesses of other divisions or units of BlackRock and/or its Affiliates or a BAC/Barclays Entity, provided that BlackRock believes such voting decisions to be in accordance with its fiduciary obligations. For a more detailed discussion of these policies and procedures, see “Proxy Voting Policies of the Master Portfolio.”

It is also possible that, from time to time, BlackRock or its Affiliates or a BAC/Barclays Entity may, although they are not required to, purchase and hold shares of the Master Portfolio. Increasing the Master Portfolio’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Master Portfolio’s expense ratio. BlackRock and its Affiliates or BAC/Barclays Entities reserve the right to redeem at any time some or all of the shares of the Master Portfolio acquired for their own accounts. A large redemption of shares of the Master Portfolio by BlackRock or its Affiliates or by a BAC/Barclays Entity could significantly reduce the asset size of the Master Portfolio, which might have an adverse effect on the Master Portfolio’s investment flexibility, portfolio diversification and expense ratio. BlackRock will consider the effect of redemptions on the Master Portfolio and other shareholders in deciding whether to redeem its shares.

It is possible that the Master Portfolio may invest in securities of companies with which an Affiliate or a BAC/Barclays Entity has or is trying to develop investment banking relationships as well as securities of entities in which BlackRock or its Affiliates or a BAC/Barclays Entity has significant debt or equity investments or in which an Affiliate or BAC/Barclays Entity makes a market. The Master Portfolio also may invest in securities of companies to which an Affiliate or a BAC/Barclays Entity provides or may some day provide research coverage. Such investments could cause conflicts between the interests of the Master Portfolio and the interests of other clients of BlackRock or its Affiliates or a BAC/Barclays Entity. In making investment decisions for the Master Portfolio, BlackRock is not permitted to obtain or use material non-public information acquired by any division, department or Affiliate of BlackRock or of a BAC/Barclays Entity in the course of these activities. In addition, from time to time, the activities of an Affiliate or a BAC/Barclays Entity may limit the Master Portfolio’s flexibility in purchases and sales of securities. When an Affiliate is engaged in an underwriting or other distribution of securities of an entity, BlackRock may be prohibited from purchasing or recommending the purchase of certain securities of that entity for the Master Portfolio.

BlackRock and its Affiliates and the BAC/Barclays Entities, their personnel and other financial service providers have interests in promoting sales of the Master Portfolio. With respect to BlackRock and its Affiliates and BAC/Barclays Entities and their personnel, the remuneration and profitability relating to services to and sales of the Master Portfolio or other products may be greater than remuneration and profitability relating to services to and sales of certain funds or other products that might be provided or offered. BlackRock and its Affiliates or BAC/Barclays Entities and their sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the Master Portfolio or its shareholders. BlackRock and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions may also be higher than for other products or services, and the remuneration and profitability to BlackRock or its Affiliates or a BAC/Barclays Entity and such personnel resulting from transactions on behalf of or management of the Master Portfolio may be greater than the remuneration and profitability resulting from other funds or products.

BlackRock and its Affiliates or a BAC/Barclays Entity and their personnel may receive greater compensation or greater profit in connection with an account for which BlackRock serves as an adviser than with an account advised by an unaffiliated investment adviser. Differentials in compensation may be related to the fact that BlackRock may pay a portion of its advisory fee to its Affiliate or to a BAC/Barclays Entity, or relate to compensation arrangements, including for portfolio management, brokerage transactions or account servicing. Any differential in compensation may create a financial incentive on the part of BlackRock or its Affiliates or BAC/Barclays Entities and their personnel to recommend BlackRock over unaffiliated investment advisers or to effect transactions differently in one account over another.

BlackRock and its Affiliates or a BAC/Barclays Entity may provide valuation assistance to certain clients with respect to certain securities or other investments and the valuation recommendations made for their Master Portfolio  clients’ accounts may differ from the valuations for the same securities or investments assigned by the Master Portfolio’s pricing vendors, especially if such valuations are based on broker-dealer quotes or other data sources unavailable to the Master Portfolio’s pricing vendors. While BlackRock will generally communicate its valuation information or determinations to the Master Portfolio’s pricing vendors and/or fund accountants, there may be instances where the Master Portfolio’s pricing vendors or fund accountants assign a different valuation to a security or other investment than the valuation for such security or investment determined or recommended by BlackRock.

When market quotations are not readily available or are believed by BlackRock to be unreliable, the Master Portfolio’s investments may be valued at fair value by BlackRock, pursuant to procedures adopted by the Master Portfolio’s Board of Trustees. When determining an asset’s “fair value,” BlackRock seeks to determine the price that the Master Portfolio might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. The price generally may not be determined based on what the Master Portfolio might reasonably expect to receive for selling an asset at a later time or if it holds the asset to maturity. While fair value determinations will be based upon all available factors that BlackRock deems relevant at the time of the determination, and may be based on analytical values determined by BlackRock using proprietary or third party valuation models, fair value represents only a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining the Master Portfolio’s net asset value. As a result, the Master Portfolio’s sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued by BlackRock (pursuant to Board-adopted procedures) at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

To the extent permitted by applicable law, the Master Portfolio may invest all or some of its short term cash investments in any money market fund or similarly-managed private fund advised or managed by BlackRock. In connection with any such investments, the Master Portfolio, to the extent permitted by the Investment Company Act, may pay its share of expenses of a money market fund in which it invests, which may result in the Master Portfolio bearing some additional expenses.

BlackRock and its Affiliates or a BAC/Barclays Entity and their directors, officers and employees, may buy and sell securities or other investments for their own accounts, and may have conflicts of interest with respect to investments made on behalf of a Master Portfolio. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers, employees and Affiliates of BlackRock or by BAC/Barclays Entities that are the same, different from or made at different times than positions taken for the Master Portfolio. To lessen the possibility that the Master Portfolio will be adversely affected by this personal trading, the Master Portfolio, BRIL and BlackRock each have adopted a Code of Ethics in compliance with Section 17(j) of the Investment Company Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Master Portfolio’s portfolio transactions.

BlackRock and its Affiliates will not purchase securities or other property from, or sell securities or other property to, a mutual fund, except that the Master Portfolio may in accordance with rules adopted under the Investment Company Act engage in transactions with accounts that are affiliated with the funds as a result of common officers, directors, or investment advisers or pursuant to exemptive orders granted to the Master Portfolio and/or BlackRock by the Commission. These transactions would be affected in circumstances in which BlackRock determined that it would be appropriate for the Master Portfolio to purchase and another client of BlackRock to sell, or the Master Portfolio to sell and another client of BlackRock to purchase, the same security or instrument on the same day. From time to time, the activities of the Master Portfolio may be restricted because of regulatory requirements applicable to BlackRock or its Affiliates or a BAC/Barclays Entity and/or BlackRock’s internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by BlackRock would not be subject to some of those considerations.

There may be periods when BlackRock may not initiate or recommend certain types of transactions, or may otherwise restrict or limit their advice in certain securities or instruments issued by or related to companies for which an Affiliate or a BAC/Barclays Entity is performing investment banking, market making or other services or has proprietary positions. For example, when an Affiliate is engaged in an underwriting or other distribution of securities of, or advisory services for, a company, the Master Portfolio may be prohibited from or limited in purchasing or selling securities of that company. Similar situations could arise if personnel of BlackRock or its Affiliates or a BAC/Barclays Entity serve as directors of companies the securities of which the Master Portfolio wish to purchase or sell. However, if permitted by applicable law, the Master Portfolio may purchase securities or instruments that are issued by such companies or are the subject of an underwriting, distribution, or advisory assignment by an Affiliate or a BAC/Barclays Entity, or in cases in which personnel of BlackRock or its Affiliates or of BAC/Barclays Entities are directors or officers of the issuer.

The investment activities of one or more Affiliates or BAC/Barclays Entities for their proprietary accounts and for client accounts may also limit the investment strategies and rights of the Master Portfolio. For example, in regulated industries, in certain emerging or international markets, in corporate and regulatory ownership definitions, and in certain futures and derivative transactions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause BlackRock, the Master Portfolio or other client accounts to suffer disadvantages or business restrictions.

If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of BlackRock on behalf of clients (including the Master Portfolio) to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. As a result, BlackRock, on behalf of clients (including the Master Portfolio), may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when BlackRock, in its sole discretion, deems it appropriate.

BlackRock and its Affiliates and BAC/Barclays Entities may maintain securities indices as part of their product offerings. Index based funds seek to track the performance of securities indices and may use the name of the index in the fund name. Index providers, including BlackRock and its Affiliates and BAC/Barclays Entities may be paid licensing fees for use of their index or index name. BlackRock and its Affiliates and BAC/Barclays Entities will not be obligated to license their indices to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with BlackRock and its Affiliates and BAC/Barclays Entities will be as favorable as those terms offered to other index licensees. BlackRock and its Affiliates and BAC/Barclays Entities may serve as Authorized Participants in the creation and redemption of exchange traded funds, including funds advised by affiliates of BlackRock. BlackRock and its Affiliates and BAC/Barclays Entities may therefore be deemed to be participants in a distribution of such exchange traded funds, which could render them statutory underwriters. Present and future activities of BlackRock and its Affiliates and BAC/Barclays Entities, including BlackRock Advisors, LLC, in addition to those described in this section, may give rise to additional conflicts of interest.

CUSTODIAN AND TRANSFER AGENT

State Street Bank and Trust Company (“State Street”), 801 Pennsylvania Avenue, Kansas City, MO 64105, is custodian of the securities and cash owned by the Funds. State Street is responsible for holding all securities and cash of each Fund, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses of Homestead Funds, computing the net asset value of each Fund, calculating each Fund’s standardized performance information and performing other administrative duties, all as directed by persons authorized by Homestead Funds. State Street does not exercise any supervisory function in such matters as the purchase and sale of portfolio securities, payment of dividends or payment of expenses of the Funds or Homestead Funds. Portfolio securities of the Funds purchased in the United States are maintained in the custody of State Street and may be entered into the Federal Reserve Book Entry System or the security depository system of the Depository Trust Company. Pursuant to the Custodian Agreement, portfolio securities purchased outside the United States are maintained in the custody of various foreign custodians, including foreign banks and foreign securities depositories, as are approved and reviewed by the Board of Directors, in accordance with regulations under the 1940 Act. The Funds may invest in obligations of State Street and may purchase or sell securities from or to State Street to the extent permissible by each Fund’s investment objectives, strategies, policies and restrictions.

National Financial Data Services, Inc., doing business as BFDS, P.O. Box 219486, Kansas City, MO 64121, is the transfer agent and dividend disbursing agent for the Funds and provides the Funds with various shareholder services, including shareholder statements and responses to shareholder inquiries, as well as recordkeeping and distribution services.

State Street is also the custodian, transfer agent and dividend disbursing agent for the Master Portfolio.

BROKERAGE ALLOCATION AND OTHER PRACTICES

RE ADVISERS

Subject to the general supervision of the Board of Directors, RE Advisers is responsible for making decisions with respect to the purchase and sale of portfolio securities on behalf of each Fund. RE Advisers also is responsible for the implementation of those decisions, including the selection of broker-dealers to effect portfolio transactions, the negotiation of commissions and the allocation of principal business and portfolio brokerage.

Purchases and sales of common stock and other equity securities are usually effected on an exchange through brokers that charge a commission. The purchase of money market instruments and other debt securities traded in the over-the-counter market usually will be on a principal basis directly from issuers or dealers serving as primary market makers. Occasionally, equity securities may be traded in the over-the-counter market as well. The price of such money market instruments and debt securities, as well as equity securities traded in the over-the counter market, is usually negotiated, on a net basis, and no brokerage commissions are paid. Commissions are frequently paid for securities traded in the over-the-counter market, transactions in such securities with dealers usually include the dealer’s “mark-up” or “mark-down.” Money market instruments and other debt securities as well as certain equity securities may also be purchased in underwritten offerings, which include a fixed amount of compensation to the underwriter, generally referred to as the underwriting discount or concession.

In selecting brokers and dealers to execute transactions for each Fund, RE Advisers’ primary consideration is to seek to obtain the best execution of the transactions, at the most favorable overall price, and in the most effective manner possible, considering all the circumstances. Such circumstances include: the price of the security; the rate of the commission or broker-dealer’s “spread”; the size and difficulty of the order; the reliability, integrity, financial condition, general execution and operational capabilities of competing broker-dealers; and the value of research and other services provided by the broker-dealer. RE Advisers also may rank broker-dealers based on the value of their research services and may use this ranking as one factor in its selection of broker-dealers.

In placing orders for each Fund, RE Advisers, subject to seeking best execution, is authorized pursuant to the Investment Management Agreements to cause each Fund to pay broker-dealers that furnish brokerage and research services (as such services are defined under Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”)) a higher commission than that which might be charged by another broker-dealer that does not furnish such brokerage and research services or who furnishes services of lesser value. However, such higher commissions must be deemed by RE Advisers as reasonable in relation to the brokerage and research services provided by the broker-dealer, viewed in terms of either that particular transaction or the overall decision-making responsibilities of RE Advisers with respect to Homestead Funds or other accounts, as to which it exercises investment discretion (as such term is defined under Section 3(a)(35) of the 1934 Act).

The brokerage commission fees paid to brokers that provided research and other brokerage services to RE Advisers during the past three fiscal years were as follows:
		Year Ended December 31
Fund	2008	2007	2006
Daily Income Fund	$—	$—	$—
Short-Term Government Securities Fund	$—	$—	$—
Short-Term Bond Fund	$—	$—	$—
Stock Index Fund	$—	$—	$—
Value Fund	$206,873	$274,629	$304,016
Growth Fund*	$9,375	$4,230	$4,925
Small-Company Stock Fund	$97,911	$51,015	$18,802
International Value Fund	$95,443	$122,899	$78,387
_______________________

*
For periods shown prior to December 5, 2008, amounts represent fees paid when the Fund operated as the Nasdaq-100 Index Tracking Stock(SM) Fund. Brokerage commission fees were higher in the year ended December 31, 2008 than in the years ended December 31, 2007 and 2006 in large part because the Fund’s entire portfolio was sold and new securities were purchased to align with the Fund’s new investment strategy.

RE Advisers currently provides investment advice to Homestead Funds as well as certain private advisory accounts. In addition, persons employed by RE Advisers currently provide investment advice to and supervision and monitoring of a qualified defined benefit plan, a qualified defined contribution plan and a welfare benefit plan provided by NRECA for its employees and employees of its rural electric cooperative members (“NRECA Plans”). Some of the NRECA Plans and other accounts have investment objectives and strategies similar to certain Funds. Accordingly, occasions may arise when RE Advisers and the NRECA investment personnel may engage in simultaneous purchase and sale transactions of securities that are consistent with the investment objectives and strategies of Homestead Funds, the NRECA Plans and other accounts.

On those occasions when such simultaneous investment decisions are made, RE Advisers and the NRECA investment personnel will allocate purchase and sale transactions in an equitable manner according to written procedures approved by Homestead Funds’ Board of Directors. Specifically, such written procedures provide that, in allocating purchase and sale transactions made on a combined basis, RE Advisers and the NRECA investment personnel will seek to achieve the same average unit price of securities for each entity and will seek to allocate, as nearly as practicable, such transactions on a pro-rata basis substantially in proportion to the amounts ordered to be purchased or sold by each entity.

Such procedures may, in certain instances, be either advantageous or disadvantageous to Homestead Funds.

The following lists the Funds’ holdings in securities of its regular brokers and dealers at December 31, 2008.

Fund	Broker Dealer	Market Value
Daily Income Fund	Merrill Lynch	8,886,770
Short-Term Bond Fund	Lehman Brothers	132,339
Short-Term Bond Fund	JP Morgan Chase & Co.	1,252,774
Short-Term Bond Fund	Merrill Lynch	1,503,777
Short-Term Bond Fund	Morgan Stanley	2,146,500
Short-Term Bond Fund	Bear Stearns	2,505,640
Short-Term Bond Fund	Credit Suisse First Boston	2,684,175
Short-Term Government Fund	Morgan Stanley	1,042,133
Value Fund	JP Morgan Chase & Co.	13,955,178
Growth Fund	Goldman Sachs	97,049
Growth Fund	Morgan Stanley	41,704

BFA

Since the Homestead Stock Index Fund invests all of its assets in the Master Portfolio, set forth below is a description of the Master Portfolio’s policies governing portfolio securities transactions.

General. Subject to policies established by the Board of Trustees of the MIP, BFA is primarily responsible for the execution of a Master Portfolio’s portfolio transactions and the allocation of brokerage. BFA does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for the Master Portfolio, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While BFA generally seeks reasonable trade execution costs, the Master Portfolio does not necessarily pay the lowest spread or commission available, and payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions.

BFA does not consider the provision or value of research, products or services a broker or dealer may provide, if any, as a factor in the selection of a broker or dealer or the determination of the reasonableness of commissions paid in connection with portfolio transactions. BFA does not consider sales of shares of the mutual funds it advises as a factor in the selection of brokers or dealers to execute portfolio transactions for a Master Portfolio; however, whether or not a particular broker or dealer sells shares of the mutual funds advised by BFA neither qualifies nor disqualifies such broker or dealer to execute transactions for those mutual funds.

The Master Portfolio’s purchase and sale orders for securities may be combined with those of other accounts that BFA manages or advises, and for which it has brokerage placement authority. If purchases or sales of portfolio securities of the Master Portfolio and one or more other accounts managed or advised by BFA are considered at or about the same time, transactions in such securities are allocated among the Master Portfolio and the other accounts in a manner deemed equitable to all by BFA. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the Master Portfolio is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Master Portfolio.

Payments of commissions to brokers who are affiliated persons of the Master Portfolio (or affiliated persons of such persons), will be made in accordance with Rule 17e-1 under the Investment Company Act.

The Master Portfolio may invest in certain securities traded in the OTC market and intends to deal directly with the dealers who make a market in the particular securities, except in those circumstances in which better prices and execution are available elsewhere. Under the Investment Company Act, persons affiliated with the Master Portfolio and persons who are affiliated with such affiliated persons are prohibitedfrom dealing with the Master Portfolio as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Commission. Since transactions in the OTC market usually involve transactions with the dealers acting as principal for their own accounts, the Master Portfolios will not deal with affiliated persons, including PNC and its affiliates, in connection with such transactions. However, an affiliated person of the Master Portfolio may serve as its broker in OTC transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, the Master Portfolio may not purchase securities during the existence of any underwriting syndicate for such securities of which PNC is a member or in a private placement in which PNC serves as placement agent except pursuant to procedures approved by the Board of Trustees of the MIP that either comply with rules adopted by the Commission or with interpretations of the Commission staff.

Purchases of money market instruments by a Master Portfolio are made from dealers, underwriters and issuers. The Master Portfolio does not currently expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission. The price of the security, however, usually includes a profit to the dealer.

The Master Portfolio will not purchase securities during the existence of any underwriting or selling group relating to such securities of which BFA, PNC or any affiliated person (as defined in the Investment Company Act) thereof is a member except pursuant to procedures adopted by the Board of Trustees in accordance with Rule 10f-3 under the Investment Company Act. In no instance will portfolio securities be purchased from or sold to BFA, PNC or any affiliated person of the foregoing entities except as permitted by Commission exemptive order or by applicable law.

Portfolio Turnover. Portfolio turnover may vary from year to year, as well as within a year. High portfolio turnover rates may result in comparatively greater brokerage expenses and larger amounts of short-term capital gains allocable to interestholders of the Master Portfolio and shareholders of the Homestead Stock Index Fund.

Brokerage Commissions. The table below sets forth the brokerage commissions paid by the Master Portfolio for the periods noted. Any differences in brokerage commissions paid by the Master Portfolio from year to year are due to changes in market conditions and the frequency and size of interestholder transactions. None of these brokerage commissions were paid to affiliated brokers:

	Year Ended December 31
Fund	2008	2007	2006
S&P 500 Index Master Portfolio	$113,013	$43,298	$85,982

PURCHASE AND REDEMPTION OF FUND SHARES BEING OFFERED

The shares of each Fund are offered to the public for purchase directly through RE Investment, which serves as the principal underwriter and distributor for Homestead Funds.

As described in the prospectus, redemptions made by phone or online are limited to less than $50,000 per day from any one Fund in any one account. Additionally, written instructions to redeem amounts of $50,000 or more from any one Fund in any one account must be accompanied by a Medallion Stamp Signature Guarantee. These policies are designed to offer shareholders, RE Investment and RE Advisers a level of protection against identity fraud.

Accounts registered to NRECA or any of its subsidiaries or related parties, including RE Advisers and RE Investment and deferred compensation accounts registered to NRECA member systems, are exempt from these requirements. Transactions made for these accounts do not pose the same degree of risk, since these organizations are known to Homestead Funds.

Each Fund intends to pay all redemptions of its shares in cash. However, each Fund may make full or partial payment of any redemption request by the payment to shareholders of portfolio securities of the applicable Fund or, in the case of the Stock Index Fund of the Master Portfolio (i.e., by redemption-in-kind), at the value of such securities used in determining the redemption price. Nevertheless, pursuant to Rule 18f-1 under the 1940 Act, each Fund is committed to pay in cash to any shareholder of record, all such shareholder’s requests for redemption made during any 90-day period, up to the lesser of $250,000 or 1% of the applicable Fund’s net asset value at the beginning of such period. The securities to be paid in-kind to any shareholders will be readily marketable securities selected in such manner as the Board of Directors of Homestead Funds and the Trustees of the Master Portfolio deem fair and equitable.

In certain circumstances, shares of the Funds may be purchased using securities. Purchases of this type are commonly referred to as “purchases in-kind.” RE Advisers is authorized, in its discretion, to effect purchases in-kind for a Fund that meets certain conditions.

The right to redeem shares or to receive payment with respect to any redemption of shares of the Funds may only be suspended (1) for any period during which trading on the New York Stock Exchange (“NYSE”) is restricted or such NYSE is closed, other than customary weekend and holiday closings, (2) for any period during which an emergency exists as a result of which disposal of securities or determination of the net asset value of the Fund is not reasonably practicable, or (3) for such other periods as the SEC may by order permit for protection of shareholders of the Funds.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of each Fund is calculated as of the close of trading on the NYSE on every day the NYSE is open. The NYSE is open Monday through Friday except on major holidays as determined by the NYSE. The NYSE’s currently scheduled holidays are New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The net asset value per share of each Fund’s shares is determined by adding the value of all securities, cash and other assets of the Fund, subtracting liabilities (including accrued expenses and dividends payable) and dividing the result by the total number of outstanding shares in the Fund.

For purposes of calculating the Daily Income Fund’s net asset value per share, portfolio securities are valued on the basis of amortized cost, which method does not take into account unrealized gains or losses on the portfolio securities. Amortized cost valuation involves initially valuing a security at its cost, and thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value of a security, as determined by amortized cost, may be higher or lower than the price the Daily Income Fund would receive if it sold the security.

For purposes of calculating the net asset value per share of Short-Term Government Securities Fund, Short-Term Bond Fund, Value Fund, Growth Fund, Small-Company Stock Fund and International Value Fund, portfolio securities are valued primarily based on market quotations, or if market quotations are not available, by a method that the Board of Directors believes accurately reflects fair value. In accordance with procedures and agreements approved by the Board of Directors, Homestead Funds will use State Street to perform the above-described valuation functions, and RE Advisers continuously monitors State Street’s performance of those functions.

The aggregate net asset value of the Homestead Stock Index Fund is calculated based on the net asset value of the Master Portfolio and is determined once daily Monday through Friday as of the close of business on the NYSE on each day the NYSE is open for trading based upon prices at the time of closing. The price at which a purchase or redemption is effected is based on the next calculation of net asset value after such an order is placed. Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailingmarket rates as quoted by one or more banks or dealers on the day of valuation.

The aggregate net asset value of the Master Portfolio is the value of the securities held by the Master Portfolio plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses). Expenses, including the fee payable to BlackRock, are accrued daily. Each investor in the Master Portfolio may add to or reduce its investment in the Master Portfolio on each day the NYSE is open for trading. The value of each investor’s interest in the Master Portfolio will be determined after the close of business on the NYSE by multiplying the aggregate net asset value of the Master Portfolio by the percentage, effective for that day, that represents the investor’s share of the aggregate interests in the Master Portfolio. Any additions or withdrawals to be effected on that day will then be effected. The investor’s percentage of the aggregate interests in the Master Portfolio will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor’s investment in the Master Portfolio as of the time of determination on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor’s investment in the Master Portfolio effected on such day, and (ii) the denominator of which is the aggregate net asset value of the Master Portfolio as of such time on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Master Portfolio by all investors in the Master Portfolio. The percentage so determined will then be applied to determine the value of the investor’s interest in the Master Portfolio after the close of business on the NYSE or the next determination of the aggregate net asset value of the Master Portfolio.

DISTRIBUTION OF SHARES

Pursuant to a Distribution Agreement between Homestead Funds and RE Investment, a wholly-owned subsidiary of NRECA United, Inc., a holding company organized by NRECA, RE Investment serves as the exclusive principal underwriter and distributor of the shares of each Fund in a continuous offering. RE Investment wholly owns RE Advisers and is located at 4301 Wilson Blvd., Arlington, Virginia 22203.

Under the terms of the Distribution Agreement, RE Investment is not obligated to sell any specific number of shares of the Funds. Pursuant to the Distribution Agreement, RE Investment has agreed to bear the costs and expenses incurred by it in performing its obligations thereunder, including the following costs and expenses: (1) the printing and distribution of Homestead Funds’ prospectus, SAI and periodic reports to investors and potential investors in the Funds; (2) the preparation, printing and distribution of any advertisement or other sales literature; and, (3) all other expenses which are primarily for the purpose of promoting the sale of each Fund’s shares.

As discussed above, NRECA has agreed to provide personnel, property and services to RE Investment in carrying out its responsibilities and services under its agreement with Homestead Funds. In turn, RE Investment has agreed to provide, without cost to Homestead Funds, persons to serve as directors and officers of Homestead Funds.

RE Investment will not receive commissions or other compensation for acting as principal underwriter and distributor of Homestead Funds.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Directors has approved a policy and procedures that govern the timing and circumstances regarding the disclosure of Fund portfolio holdings information to shareholders and third parties. These policies and procedures are designed to ensure that disclosure of information regarding the Funds’ portfolio securities is in the best interests of Fund shareholders, and include procedures to address conflicts between the interests of the Funds’ shareholders and those of RE Advisers, RE Investment, or any affiliated person of the Funds, RE Advisers or RE Investment. Pursuant to such procedures, the Board has authorized the Chief Compliance Officer (“CCO”) to authorize the release of the Funds’ portfolio holdings, as necessary, in conformity with the foregoing principles.

Pursuant to applicable law, the Funds are required to disclose their complete portfolio holdings quarterly, within 60 days of the end of each fiscal quarter. The Funds will disclose a complete schedule of investments following the second and fourth fiscal quarters in their semi-annual and annual reports, which are distributed to Fund shareholders and filed with the SEC on Form N-CSR. Each Fund’s complete schedule of investments following the first and third fiscal quarters is available in quarterly holdings reports filed with the SEC on Form N-Q and online at www.homesteadfunds.com.

Fund filings on Form N-Q and Form N-CSR are not distributed to Fund shareholders but are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.

In addition to information provided to shareholders and the general public, portfolio holdings information may be disclosed as frequently as daily to certain service providers, such as the custodian, administrator, transfer agent, proxy voting service, legal counsel, auditors, financial printer, and brokers through which RE Advisers effects trades of portfolio securities on behalf of the Funds, in connection with its services to the Funds. From time to time, rating and ranking organizations, such as S&P, Lipper and Morningstar, Inc., may request non-public portfolio holdings information in connection with rating a Fund. Similarly, institutional investors, financial planners, pension plan sponsors and/or their consultants or other third-parties may request portfolio holdings information in order to assess the risks of a Fund’s portfolio along with related performance attribution statistics. The Funds believe that these third parties have legitimate objectives in requesting such portfolio holdings information.

The Funds’ policies and procedures provide that the CCO may authorize disclosure of non-public portfolio holdings information to such parties at differing times and/or with different lag times. Prior to making any disclosure to a third party, the CCO must determine that such disclosure serves a reasonable business purpose, is in the best interests of the Funds’ shareholders and that any conflicts between the interests of the Funds’ shareholders and those of RE Advisers, RE Investment, or any affiliated person of the Funds are addressed. Portfolio holdings information may be disclosed no more frequently than monthly to ratings agencies, consultants and other qualified financial professionals or individuals. The monthly disclosures will not be made sooner than three days after the date of the information.

With the exception of disclosures to rating and ranking organizations as described above, the Funds require any third party receiving nonpublic holdings information to enter into a confidentiality agreement with RE Advisers. The confidentiality agreement provides, among other things, that non-public portfolio holdings information will be kept confidential and that the recipient has a duty not to trade on the non-public information and will use such information solely to analyze and rank the Funds, or to perform due diligence and asset allocation, depending on the recipient of the information.

The Funds’ policies and procedures prohibit any compensation or other consideration from being paid to or received by any party in connection with the disclosure of portfolio holdings information, including the Funds, RE Advisers and its affiliates or recipient of the Funds’ portfolio holdings information.

The Homestead Stock Index Fund invests its investable assets in interests of the Master Portfolio.  The Board of Trustees of the MIP has considered the issues of frequent trading and market timing. MIP’s Board of Trustees has adopted a policy of not monitoring for possible market timing activity because the Master Portfolio’s holdings are valued as of the same time as of which the NAV for the Master Portfolio is calculated (normally 4:00 p.m. Eastern Time), which eliminates the potential arbitrage opportunity presented by a lag between a change in the value of the Master Portfolio’s holdings and the reflection of that change in the Master Portfolio’s NAV. MIP’s Board of Trustees has not adopted a policy of monitoring for other forms of frequent trading because daily flows into and out of the Master Portfolio are aggregated, and the process of aggregating is expected to reduce the potential for frequent trading to disrupt the implementation of the Master Portfolio’s investment strategies.

TAXES

Federal Tax Status of the Funds

The following discussion of the federal tax status of the Funds is a general and abbreviated summary based on tax laws and regulations in effect on the date of this SAI. Tax law is subject to change by legislative, administrative or judicial action.

Qualification as Regulated Investment Company

Each Fund is treated as a separate taxpayer for federal income tax purposes. Homestead Funds intends for each Fund to elect to be treated as a regulated investment company under Subchapter M of Chapter 1 of the Internal Revenue Code of 1986, as amended (the “Code”) and to qualify as a regulated investment company each year. If a Fund: (1) continues to qualify as a regulated investment company, and (2) distributes to its shareholders at least 90% of its investment company taxable income (including for this purpose its net ordinary investment income and realized net short-term capital gains) and 90% of its tax-exempt interest income (reduced by certain expenses) (the “90% distribution requirement”), which each Fund intends to do, then under the provisions of Subchapter M, the Fund should have little or no liability for federal income taxes. In particular, a Fund will not be subject to federal income tax on the portion of its investment company taxable income and net capital gain (i.e., realized net long-term capital gain in excess of realized net short-term capital loss) it distributes to shareholders (or treats as having been distributed to shareholders).

Each Fund generally will endeavor to distribute (or treat as deemed distributed) to shareholders all of its investment company taxable income and its net capital gain, if any, for each taxable year so that it will not incur federal income taxes on its earnings. The taxable year for each Fund is the 12 month period ending December 31.

A Fund must meet several requirements to maintain its status as a regulated investment company. These requirements include the following: (1) at least 90% of its gross income for each taxable year must be derived from (a) dividends, interest, payments with respect to loaned securities, gains from the sale or disposition of securities (including gains from related investments in foreign currencies), and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies, and (b) net income derived from an interest in a “qualified publicly traded partnership;” and (2) at the close of each quarter of the Fund’s taxable year, (a) at least 50% of the value of the Fund’s total assets must consist of cash, cash items, securities of other regulated investment companies, U.S. Government securities and other securities (provided that no more than 5% of the value of the Fund may consist of such other securities of any one issuer, and the Fund may not hold more than 10% of the outstanding voting securities of any issuer), and (b) the Fund must not invest more than 25% of its total assets in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), the securities of two or more issuers that are controlled by the Fund and that are engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more “qualified publicly traded partnerships.”

If for any taxable year a Fund fails to qualify as a regulated investment company or fails to satisfy the 90% distribution requirement, then all of its taxable income becomes subject to federal, and possibly state, income tax at regular corporate rates (without any deduction for distributions to its shareholders) and distributions to its shareholders constitute ordinary income (including dividends derived from interest on tax-exempt obligations) to the extent of such Fund’s available earnings and profits.

Distributions to Avoid Federal Excise Tax

To avoid paying a federal excise tax, each Fund must distribute in each calendar year an amount equal to at least the sum of: (1) 98% of its ordinary taxable income for the year, (2) 98% of its capital gain net income for the 12 months ended on October 31 in the case of the Stock Index Fund, the Growth Fund and the International Value Fund or the 12 months ended on December 31 in the case of the Daily Income Fund, the Short-Term Government Securities Fund, the Short-Term Bond Fund, the Value Fund and the Small-Company Stock Fund, and (3) any ordinary income or capital gain net income not distributed for prior years (the “excise tax avoidance requirements”). To the extent that a Fund fails to do this, it is subject to a 4% nondeductible federal excise tax on undistributed earnings. Therefore, in order to avoid the federal excise tax, each Fund must make (and intends to make) the foregoing distributions.

Investments in Foreign Securities

Investment income received from sources within foreign countries, or capital gains earned by a Fund investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 35% or more. The United States has entered into tax treaties with many foreign countries that may entitle a Fund to a reduced rate of tax or exemption from tax on this related income and gains. The effective rate of foreign tax cannot be determined at this time since the amount of a Fund’s assets to be invested within various countries is not now known. Each Fund intends to operate so as to qualify for applicable treaty-reduced rates of tax.

If a Fund qualifies as a regulated investment company under the Code, and if more than 50% of the Fund’s total assets at the close of the taxable year consists of securities of foreign corporations, then a Fund may elect, for U.S. federal income tax purposes, to treat foreign income taxes paid by the Fund (including certain withholding taxes that can be treated as income taxes under U.S. income tax principles) as paid by its shareholders. The International Value Fund anticipates that it may qualify for and make this election in most, but not necessarily all, of its taxable years. If a Fund makes such an election, an amount equal to the foreign income taxes paid by the Fund would be included in the income of its shareholders and the shareholders often would be entitled to credit their portions of this amount against their U.S. tax liabilities, if any, or to deduct those portions from their U.S. taxable income, if any. Shortly after any year for which it makes such an election for a Fund, the Fund will report to the shareholders of the Fund, in writing, the amount per share of foreign tax that must be included in each shareholder’s gross income and the amount that will be available as a deduction or credit. Certain limitations based on the unique tax situation of a shareholder may apply to limit the extent to which the credit or the deduction for foreign taxes may be claimed by such shareholder.

If a Fund acquires stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their total assets in investments producing such passive income (“passive foreign investment companies”), that Fund could be subject to federal income tax and additional interest charges on “excess distributions” received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election requires the applicable Fund to recognize taxable income or gain without the concurrent receipt of cash. Any Fund that acquires stock in foreign corporations may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability.

Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions that generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any such transactions that are not directly related to a Fund’s investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) could, under future Treasury regulations, produce income not among the types of “qualifying income” from which the Fund must derive at least 90% of its annual gross income.

Investments with Original Issue Discount

Each Fund that invests in certain payment-in-kind instruments, zero coupon securities or certain deferred interest securities (and, in general, any other securities with original issue discount or with market discount if the Fund elects to include market discount in current income) must accrue income on such investments prior to the receipt of the corresponding cash. However, because each Fund must meet the 90% distribution requirement to qualify as a regulated investment company, a Fund may have to dispose of its portfolio investments under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.

Options, Futures, and Swaps

A Fund’s transactions in options contracts and futures contracts are subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses of the Fund. These rules (1) could affect the character, amount and timing of distributions to shareholders of a Fund, (2) could require the Fund to “mark to market” certain types of the positions in its portfolio (that is, treat them as if they were closed out) and (3) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the excise tax avoidance requirements described above. To mitigate the effect of these rules and prevent disqualification of a Fund as a regulated investment company, Homestead Funds seeks to monitor transactions of each Fund, seeks to make the appropriate tax elections on behalf of each Fund and seeks to make the appropriate entries in each Fund’s books and records when the Fund acquires any option, futures contract or hedged investment.

The federal income tax rules applicable to interest rate swaps, caps and floors are unclear in certain respects, and a Fund may be required to account for these transactions in a manner that, in certain circumstances, may limit the degree to which it may utilize these transactions.

Shareholder Taxation

The following discussion of certain federal income tax issues of shareholders of the Funds is a general and abbreviated summary based on tax laws and regulations in effect on the date of this SAI. Tax law is subject to change by legislative, administrative or judicial action. The following discussion relates solely to U.S. federal income tax law as applicable to U.S. taxpayers (e.g., U.S. residents and U.S. domestic corporations, partnerships, trusts or estates). The discussion does not address special tax rules applicable to certain classes of investors, such as qualified retirement accounts or trusts, tax-exempt entities, insurance companies, banks and other financial institutions or to non-U.S. taxpayers. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of the shares of a Fund may also be subject to state, local and foreign taxes. Shareholders should consult their own tax advisers as to the federal, state, local or foreign tax consequences of ownership of shares of, and receipt of distributions from, the Funds in their particular circumstances.

Distributions

Distributions of a Fund’s investment company taxable income are taxable as ordinary income to shareholders to the extent of the Fund’s current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares. Any distribution of a Fund’s net capital gain properly designated by a Fund as “capital gain dividends” is taxable to a shareholder as long-term capital gain regardless of a shareholder’s holding period for his, her or its shares and regardless of whether paid in cash or reinvested in additional shares. Distributions, if any, in excess of earnings and profits usually constitute a return of capital, which first reduces an investor’s tax basis in a Fund’s shares and thereafter (after such basis is reduced to zero) generally gives rise to capital gains. Shareholders electing to receive distributions in the form of additional shares have a cost basis for federal income tax purposes in each share so received equal to the amount of cash they would have received had they elected to receive the distributions in cash.

At a Fund’s option, a Fund may retain some or all of its net capital gain for a tax year, but designate the retained amount as a “deemed distribution.” In that case, among other consequences, the Fund pays tax on the retained amount for the benefit of its shareholders, the shareholders are required to report their share of the deemed distribution on their tax returns as if it had been distributed to them, and the shareholders may report a credit for the tax paid thereon by the Fund. The amount of the deemed distribution net of such tax is added to the shareholder’s cost basis for his, her or its shares. Since a Fund expects to pay tax on any retained net capital gain at its regular corporate capital gain tax rate, and since that rate is in excess of the maximum rate currently payable by noncorporate shareholders on long-term capital gain, the amount of tax that noncorporate shareholders are treated as having paid will exceed the amount of tax that such shareholders would be required to pay on the retained net capital gains. A shareholder that is not subject to U.S. federal income tax or tax on long-term capital gains should be able to file a return on the appropriate form or a claim for refund that allows such shareholder to recover the taxes paid on his, her or its behalf. In the event a Fund chooses this option, the Fund must provide written notice to the shareholders prior to the expiration of 60 days after the close of the relevant tax year.

Any dividend declared by a Fund in October, November, or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, is treated as if it had been received by the shareholders on December 31 of the year in which the dividend was declared.

Buying a Dividend

An investor should consider the tax implications of buying shares just prior to a distribution. Even if the price of the shares includes the amount of the forthcoming distribution, the shareholder generally will be taxed upon receipt of the distribution and is not entitled to offset the distribution against the tax basis in his, her or its shares. In addition, an investor should be aware that, at the time he, she or it purchases shares of a Fund, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund’s portfolio or undistributed taxable income of the Fund. Subsequent distributions from such appreciation or income may be taxable to such investor even if the net asset value of the investor’s shares is, as a result of the distributions, reduced below the investor’s cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

Qualified Dividend Income

Noncorporate shareholders may be eligible to treat a portion of a Fund’s ordinary income dividends as “qualified dividend income” that is subject to tax at the same reduced maximum rates applicable to long-term capital gains; corporations are not eligible for the reduced maximum rates on qualified dividend income. A Fund must designate the portion of any distributions that are eligible to be treated as qualified dividend income in a written notice within 60 days of the close of the relevant taxable year. In general, the maximum amount of distributions by a Fund that may be designated as qualified dividend income for that taxable year is the total amount of qualified dividend income received by that Fund during such year. If the qualified dividend income received by a Fund is equal to 95% (or a greater percentage) of the Fund’s gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be qualified dividend income. In order to constitute qualified dividend income to the Fund, a dividend must be received from a U.S. domestic corporation (other than dividends from tax-exempt corporations and certain dividends from real estate investment trusts and other regulated investment companies) or a qualified foreign corporation. In addition, the dividend must be paid in respect of the stock that has been held by the Fund, for federal income tax purposes, for at least 61 days during the 121-day period that begins 60 days before the stock becomes ex-dividend. In order to be eligible to treat a dividend from a Fund as qualified dividend income, noncorporate shareholders must also meet the foregoing minimum holding period requirements with respect to their shares of the applicable Fund.

These special rules relating to qualified dividend income apply to taxable years beginning before January 1, 2011. Without additional Congressional action, all of the Funds’ ordinary income dividends for taxable years beginning on or after such date will be subject to tax at ordinary income rates.

Dividends-Received Deduction

A Fund’s ordinary income dividends to corporate shareholders may, if certain conditions are met, qualify for the dividends-received deduction to the extent that the Fund has received qualifying dividend income during the taxable year; capital gain dividends distributed by the Fund are not eligible for the dividends-received deduction. In order to constitute a qualifying dividend, a dividend must be from a U.S. domestic corporation in respect of the stock of such corporation that has been held by the Fund, for federal income tax purposes, for at least 46 days during the 91-day period that begins 45 days before the stock becomes ex-dividend (or, in the case of preferred stock, 91 days during the 181- day period that begins 90 days before the stock becomes ex-dividend). The Fund must also designate the portion of any distribution that is eligible for the dividends-received deduction in a written notice within 60 days of the close of the relevant taxable year. In addition, in order to be eligible to claim the dividends-received deduction with respect to distributions from a Fund, corporate shareholders must meet the foregoing minimum holding period requirements with respect to their shares of the applicable Fund. If a corporation borrows to acquire shares of a Fund, it may be denied a portion of the dividends-received deduction it would otherwise be eligible to claim. The entire qualifying dividend, including the otherwise deductible amount, is included in determining the excess (if any) of a corporate shareholder’s adjusted current earnings over its alternative minimum taxable income, which may increase its alternative minimum tax liability. Additionally, any corporate shareholder should consult its tax adviser regarding the possibility that its basis in its shares may be reduced, for federal income tax purposes, by reason of “extraordinary dividends” received with respect to the shares, for the purpose of computing its gain or loss on redemption or other disposition of the shares.

Gains and Losses on Redemptions

A shareholder generally recognizes taxable gain or loss on a sale or redemption (including by exercise of the exchange privilege) of his, her or its shares. The amount of the gain or loss is measured by the difference between the shareholder’s adjusted tax basis in his, her or its shares and the amount of the proceeds received in exchange for such shares. Any gain or loss arising from (or, in the case of distributions in excess of earnings and profits, treated as arising from) the sale or redemption of shares generally is a capital gain or loss. This capital gain or loss normally is treated as a long-term capital gain or loss if the shareholder has held his, her or its shares for more than one year at the time of such sale or redemption; otherwise, it generally will be classified as short-term capital gain or loss. If, however, a shareholder receives a capital gain dividend with respect to any share of a Fund, and if the share is sold before it has been held by the shareholder for at least six months, then any loss on the sale or exchange of the share, to the extent of the capital gain dividend, is treated as a long-term capital loss. In addition, all or a portion of any loss realized upon a taxable disposition of shares may be disallowed if other shares of the same Fund are purchased (including any purchase through a reinvestment of distributions from the Fund) within 30 days before or after the disposition.

Long-Term Capital Gains

In general, non-corporate shareholders currently are subject to a maximum federal income tax rate of 15% (or 0% in the case of individual investors who are in the 10% or 15% tax bracket) on their net long-term capital gain (the excess of net long-term capital gain over net short-term capital loss) for a taxable year (including a long-term capital gain derived from an investment in the shares), while other income may be taxed at rates as high as 35%. Corporate taxpayers currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Tax rates imposed by states and local jurisdictions on capital gain and ordinary income may differ.

These maximum rates on long-term capital gains apply to taxable years beginning before January 1, 2011. Without additional Congressional action, the maximum rate of tax on long-term capital gains for taxable years beginning on or after such date will return to 20% (or 10% in the case of individual investors who are in the 10% or 15% tax bracket).

Deduction of Capital Losses

Non-corporate shareholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate shareholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate shareholders generally may not deduct any net capital losses for a year, but may carryback such losses for three years or carry forward such losses for five years.

Reports to Shareholders

Homestead Funds sends to each of its shareholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such shareholder’s taxable income for such year as ordinary income (including any portion eligible to be treated as qualified dividend income or to be deducted pursuant to the dividends-received deduction) and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally is reported to the IRS.

Backup Withholding

Homestead Funds may be required to withhold U.S. federal income tax (“backup withholding”) from all distributions payable to: (1) any shareholder who fails to furnish Homestead Funds with his, her or its correct taxpayer identification number or a certificate that the shareholder is exempt from backup withholding, and (2) any shareholder with respect to whom the IRS notifies Homestead Funds that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. The backup withholding is not an additional tax and may be returned or credited against a taxpayer’s regular federal income tax liability if appropriate information is provided to the IRS.

CORPORATE MATTERS

As a Maryland corporate entity, Homestead Funds need not hold regular annual shareholder meetings and, in the normal course, does not expect to hold such meetings. Homestead Funds, however, must hold shareholder meetings for such purposes as, for example: (1) electing the initial Board of Directors; (2) approving certain agreements as required by the 1940 Act; (3) changing fundamental investment objectives, policies, and restrictions of the Funds; and (4) filling vacancies on the Board of Directors in the event that less than a majority of the Directors were elected by shareholders. Homestead Funds expects that there will be no meetings of shareholders for the purpose of electing Directors unless and until such time as less than a majority of the Directors holding office have been elected by shareholders. At such time, the Directors then in office will call a shareholders meeting for the election of Directors. In addition, holders of record of not less than two-thirds of the outstanding shares of Homestead Funds may remove a Director from office by a vote cast in person or by proxy at a shareholder meeting called for that purpose at the request of holders of 10% or more of the outstanding shares of Homestead Funds. The Funds have the obligation to assist in such shareholder communications. Except as set forth above, Directors will continue in office and may appoint successor Directors.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, whose address is 100 Light Street, Suite 1900, Baltimore, MD 21201, is the independent registered public accounting firm for Homestead Funds and the Master Portfolio.

The audited financial statements for the fiscal year ended December 31, 2008, and the report of the independent accountants for the year then ended, are included in Homestead Funds’ Annual Report to Shareholders dated December 31, 2008. The annual report is incorporated by reference into this SAI and is available without charge upon request by contacting Homestead Funds at 1-800-258-3030 or on the Funds’ website at www.homesteadfunds.com.

The annual report to shareholders dated December 31, 2008 for the Master Portfolio also is incorporated by reference into this SAI and is available without charge upon request by contacting Homestead Funds at 1-800-258-3030.

LEGAL MATTERS

Legal advice regarding certain matters relating to the federal securities laws applicable to the offer and sale of the shares described in the prospectus has been provided by Sutherland Asbill & Brennan LLP, 1275 Pennsylvania Avenue, N.W., Washington, D.C. 20004, which serves as Special Counsel to Homestead Funds.

APPENDIX A

DESCRIPTION OF RATINGS OF CERTAIN MONEY MARKET SECURITIES AND OTHER DEBT SECURITIES

DESCRIPTION OF MOODY’S INVESTORS SERVICE, INC.’S COMMERCIAL PAPER RATINGS:

Prime-1 (or related institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

1. Leading market positions in well established industries. High rates of return on funds employed.

2. Conservative capitalization structures with moderate reliance on debt and ample asset protection.

3. Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

4. Well established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 (or related supporting institutions) have a strong capacity for repayment of short term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

DESCRIPTION OF MOODY’S INVESTORS SERVICE, INC.’S CORPORATE BOND RATINGS:

Aaa—Bonds, which are rated Aaa, are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa—Bonds, which are rated Aa, are judged to be a high-quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A—Bonds, which are rated A, possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa—Bonds, which are rated Baa, are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and may have speculative characteristics as well.

DESCRIPTION OF STANDARD & POOR’S CORPORATION’S COMMERCIAL PAPER RATINGS:

A-1—This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

A-2—Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

A-1

DESCRIPTION OF STANDARD & POOR’S CORPORATION’S CORPORATE BOND RATINGS:

AAA—This is the highest rating assigned by Standard & Poor’s to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA—Bonds rated AA also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A—Bonds rated A have strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB—Bonds rated BBB are medium-grade category bonds, which are regarded as having adequate capacity to pay principal and interest. Although these bonds have adequate asset coverage and normally are protected by satisfactory earnings, adverse economic conditions or changing circumstances are more likely to lead to weakened capacity to pay interest and principal.

DESCRIPTION OF FITCH INVESTOR’S SERVICE, INC.’S COMMERCIAL PAPER RATINGS:

Fitch-1—(Highest Grade) Commercial paper assigned this rating is regarded as having the strongest degree of assurance for timely payment.

Fitch-2—(Very Good Grade) Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issues.

DESCRIPTION OF FITCH INVESTOR’S SERVICE, INC.’S CORPORATE BOND RATINGS:

AAA—Bonds of this rating are regarded as strictly high grade, broadly marketable, suitable for investment by trustees and fiduciary institutions, and liable to but slight market fluctuation other than through changes in the money rate. The factor last named is of importance, varying with the length of maturity. Such bonds are mainly senior issues of strong companies, and are most numerous in the railway and public utility fields, though some industrial obligations have this rating. The prime feature of an AAA bond is a showing of earnings several times or many times interest requirements with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Other features may enter, such as a wide margin of protection through collateral security or direct lien on specific property as in the case of high-class equipment certificates or bonds that are first mortgages on valuable real estate. Sinking funds or voluntary reduction of the debt, by call or purchase are often factors, while guarantee or assumption by parties other than the original debtor may influence the rating.

AA—Bonds in this group are of safety virtually beyond question, and as a class are readily saleable while many are highly active. Their merits are not greatly unlike those of the “AAA” class, but a bond so rated may be of junior though strong lien—in many cases directly following an AAA bond—or the margin of safety is strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type of market.

A-2

APPENDIX B

RE ADVISERS CORPORATION

Proxy Voting Policies and Procedures

Effective August 6, 2003

Last Amended March 17, 2005

RE Advisers is responsible for voting proxies with respect to securities held in client accounts, including clients that are pension plans subject to the Employee Retirement Income Security Act of 1974 (“ERISA”). This document sets forth our policies with respect to proxy voting and our procedures to comply with SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Advisers Act”). Specifically, Rule 206(4)-6 requires that we:

• adopt and implement written policies and procedures reasonably designed to ensure that we vote client securities in the best interest of clients;

• describe our proxy voting policies and procedures to clients and furnish them a copy of our policies and procedures on request; and

• disclose to clients how they may obtain information from us about how we voted proxies for their securities.

A.Objective

Where RE Advisers is given responsibility for voting proxies, we take reasonable steps under the circumstances to ensure that proxies are voted in the best interest of our clients, which generally means voting proxies with a view to enhancing the value of the shares of stock held in client accounts. The financial interest of our clients is the primary consideration in determining how proxies should be voted.

B. Accounts for Which RE Advisers Has Proxy Voting Responsibility

RE Advisers is responsible for voting proxies with respect to securities selected by RE Advisers and held in client accounts. RE Advisers’ standard form investment advisory agreement provides that RE Advisers is responsible for proxy voting unless the client has directed RE Advisers to the contrary in writing. As a general rule, RE Advisers does not, however, vote proxies for securities not selected by RE Advisers that are nevertheless held in a client account or where RE Advisers otherwise is not vested with discretionary authority over securities held in a client account.

Although clients may reserve to themselves or assign to another person proxy voting responsibility, certain formalities must be observed in the case of ERISA plans. Where authority to manage ERISA plan assets has been delegated to RE Advisers, this delegation automatically includes responsibility to vote proxies unless the named fiduciary that appointed RE Advisers has expressly reserved to itself or another named fiduciary proxy voting responsibility. To be effective, a reservation of proxy voting responsibility for a given ERISA plan should:

• be in writing;

• state that RE Advisers is “precluded” from voting proxies because proxy voting responsibility is reserved to an identified named fiduciary; and

• be consistent with the plan’s documents (which should provide for procedures for allocating fiduciary responsibilities among named fiduciaries).

C. Arrangement with IRRC

To assist us in carrying out our responsibilities with respect to proxy voting, RE Advisers uses the services of Investor Responsibility Research Center (“IRRC”), which is a proxy research, advisory, voting, recordkeeping, and vote-reporting service. Pursuant to a proxy voting agency service agreement, IRRC keeps RE Advisers apprised of the shareholder meeting dates of securities holdings, makes copies of proxy materials available for our review upon request, and votes proxies in accordance with our guidelines or instructions. IRRC maintains all necessary proxy voting records and, upon request, prepares reports concerning how votes were cast for clients.

When making proxy voting decisions, and except to the extent superseded by client proxy voting policies, RE Advisers generally adheres to its proxy voting guidelines, which set forth RE Advisers’ positions on recurring issues. The guidelines are reviewed periodically and updated or revised as necessary. The guidelines are not exhaustive and do not include all potential voting issues. Proposals not covered by the guidelines and contested situations are evaluated on a case-by-case basis, taking into consideration all of the relevant facts and circumstances at the time of the vote. RE Advisers’ voting decisions are then communicated to IRRC.

Although we may consider IRRC’s recommendations on proxy issues, RE Advisers bears ultimate responsibility for proxy voting decisions. For ERISA plans for which RE Advisers votes proxies, RE Advisers is not relieved of its fiduciary responsibility by following directions of IRRC or the ERISA plans’ named fiduciaries or by delegating proxy voting responsibility to another person.

D. Adherence to Client Proxy Voting Policies

Although clients do not always have proxy voting policies, if a client has such a policy and instructs RE Advisers to follow it, RE Advisers is required to comply with it except in any instance in which doing so would be imprudent or unlawful. In the case of ERISA plans, RE Advisers, as a fiduciary, is required to discharge its duties in accordance with the documents governing the plan (insofar as they are consistent with ERISA). These documents include statements of proxy voting policy.

RE Advisers must to the extent possible comply with each client’s proxy voting policy. If such policies conflict, RE Advisers may vote proxies to reflect each policy in proportion to the respective client’s interest in any pooled account, for example (unless in the particular situation voting in such a manner would be imprudent or otherwise inconsistent with applicable law).

E. Conflicts of Interest

From time to time, proxy voting proposals may raise conflicts between the interests of RE Advisers’ clients and the interests of RE Advisers, its employees, or its affiliates. RE Advisers must take certain steps designed to ensure, and must be able to demonstrate that those steps resulted in, a decision to vote the proxies that was based on the clients’ best interest and was not the product of the conflict. For example, conflicts of interest may arise when:

• A proponent of a proxy proposal has a business relationship with RE Advisers or its affiliates;

• RE Advisers or its affiliates have business relationships with participants in proxy contests, corporate directors, or director candidates;

• An RE Advisers’ employee has a personal interest in the outcome of a particular matter before shareholders; or

• An RE Advisers’ employee has a business or personal relationship with participants in proxy contests, corporate directors or director candidates.

RE Advisers’ President or his designee is responsible for identifying proxy voting proposals that may present a conflict of interest. If RE Advisers receives a proxy relating to an issue that raises a conflict of interest, the President or his designee shall determine whether the conflict is “material” to any specific proposal included within the proxy. The President or his designee will determine whether a proposal is material as follows:

• Routine Proxy Proposals – Proxy proposals that are “routine” shall be presumed not to involve a material conflict of interest for RE Advisers, unless the President or his designee has actual knowledge that a routine proposal should be treated differently. For this purpose, “routine” proposals would typically include but not be limited to matters such as uncontested election of directors, meeting formalities, approval of an annual report/financial statements, and compensation matters for management and employees (e.g., stock option plans, stock purchase plans, retirement plans, profit sharing, or other special remuneration plans).

• Non-Routine Proxy Proposals – Proxy proposals that are “non-routine” will be presumed to involve a material conflict of interest, unless the President or his designee determines that RE Advisers does not have such a conflict of interest. For this purpose, “non-routine” proposals would typically include any contested matter, including a contested election of directors, a merger or sale of substantial assets, and a change in the articles of incorporation that materially affects the rights of shareholders. In determining on a case-by-case basis that particular non-routine proposals do not involve a material conflict of interest, the President or his designee will consider whether RE Advisers may have a business or personal relationship with a participant in a proxy contest, the issuer itself or the issuer’s pension plan, corporate directors, or candidates for directorships, and will survey RE Advisers’ officers, directors, and portfolio managers to elicit whether any of them have such a business or personal relationship. The President or his designee will retain written documentation of the basis for any such determination.

For any proposal where the President determines that RE Advisers has a material conflict of interest, RE Advisers may vote a proxy regarding that proposal in any of the following manners:

• Refer Proposal to the Client – RE Advisers may refer the proposal to the client and obtain instructions from the client on how to vote the proxy relating to that proposal.

• Obtain Client Ratification – If RE Advisers is in a position to disclose the conflict to the client (i.e., such information is not confidential), RE Advisers may determine how it proposes to vote the proposal on which it has a conflict, fully disclose the nature of the conflict to the client, and obtain the client’s consent to how RE Advisers will vote on the proposal (or otherwise obtain instructions from the client on how the proxy on the proposal should be voted).

• Use Predetermined Voting Policy – RE Advisers may vote according to its guidelines or, if applicable, the proxy voting policies mandated by the client, so long as the subject matter of the proposal is specifically addressed in the guidelines or proxy voting policies such that RE Advisers will not be exercising discretion on the specific proposal raising a conflict of interest.

• Use an Independent Third Party – Subject to any client imposed proxy voting policies, RE Advisers may use an independent third party (such as another proxy voting agency service) to recommend how to vote proxies for proposals that involve a conflict or may have the third party vote such proxies.

F. Operational Procedures

RE Advisers’ Investments Division is responsible for ensuring that IRRC receives, processes, and votes proxies in accordance with our proxy voting guidelines or instructions. Once a client account is established, the Investments Division will arrange for the client’s custodian to forward proxy materials to IRRC. The Investments Division will also make sure the client’s custodian provides IRRC with a list of client holdings on a regular basis to enable IRRC to track meeting dates and notify RE Advisers of upcoming meetings. A portfolio manager at RE Advisers will review each proxy before it is voted by IRRC to ensure that proxies are voted in the best interest of our clients. RE Advisers or its designee will periodically perform an audit designed to confirm that proxy materials for client accounts are sent to IRRC and that proxy proposals are voted by IRRC in accordance with RE Advisers’ guidelines or instructions.

G. Disclosure of Proxy Voting Intentions

RE Advisers personnel should not discuss with members of the public how RE Advisers intends to vote on any particular proxy proposal without the advance approval of its President. This does not restrict communications in the ordinary course of business with named fiduciaries of ERISA plans or other clients for which RE Advisers votes proxies. Disclosure of RE Advisers’ proxy voting intentions – especially when done with the purpose or effect of influencing the management or control of a company – could trigger various restrictions under the federal securities laws, including under the proxy solicitation, beneficial ownership, and short-swing profit liability provisions of the Securities Exchange Act of 1934.

H. Special Issues with Voting Foreign Proxies

Although RE Advisers has an arrangement with IRRC, voting proxies with respect to shares of foreign stocks may involve significantly greater effort and corresponding cost due to the variety of regulatory schemes and corporate practices in foreign countries with respect to proxy voting. Because the cost of voting on a particular proxy proposal could exceed the expected benefit to a client (including an ERISA plan), RE Advisers may weigh the costs and benefits of voting on proxy proposals relating to foreign securities and make an informed decision as to whether voting a given proxy proposal is prudent.

I. Securities Subject to Lending Arrangements

For various legal or administrative reasons, RE Advisers may not be able to vote securities that are, at the time of such vote, on loan pursuant to a client’s securities lending arrangement with the client’s custodian. RE Advisers will refrain from voting such securities where the costs to the client and/or administrative inconvenience of retrieving securities then on loan outweighs the benefit of voting, assuming retrieval under such circumstances is even feasible and/or possible. In certain extraordinary situations, RE Advisers may seek to have securities then on loan pursuant to such securities lending arrangements retrieved by the clients’ custodians for voting purposes. This decision will generally be made on a case-by-case basis depending on whether, in RE Advisers’ judgment, the matter to be voted on has critical significance to the potential value of the securities in question, the relative cost and/or administrative inconvenience of retrieving the securities, the significance of the holding and whether the stock is considered a long-term holding. There can be no guarantee that any such securities can be retrieved for such purpose.

J. Client Information

RE Advisers’ proxy voting policies and procedures, as well as its proxy voting guidelines, are available to clients upon request. To clients for which RE Advisers has proxy voting authority, we will provide a summary of our proxy voting policies and procedures and disclose how those clients may obtain information about how their proxies were voted. If requested, RE Advisers will provide clients with information on our proxy voting decisions and actions for securities in their accounts. In the case of ERISA plans, the named fiduciary that appointed RE Advisers is required to monitor periodically our activities, including our decisions and actions with regard to proxy voting. Accordingly, RE Advisers provides these named fiduciaries on request with reports to enable them to monitor our proxy voting decisions and actions, including our adherence, as applicable, to their proxy voting policies.

K. Recordkeeping

RE Advisers, in conjunction with IRRC, will compile and maintain for five (5) years the proxy voting records required by Rule 204-2(c)(2) under the Advisers Act, which include (1) copies of its proxy voting policies and procedures, (2) a copy of each proxy statement received for client securities (this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database), (3) a record of each vote cast on behalf of a client (this requirement may be satisfied by a third party who has agreed in writing to do so), (4) a copy of any document created by RE Advisers that was material to making the voting decision or that memorializes the basis for the decision, and (5) a copy of each written client request for information on how RE Advisers voted proxies on the client’s behalf, as well as a copy of any written response to a written or oral client request for such information.

APPENDIX C:

T. ROWE PRICE PROXY VOTING — PROCESS AND POLICIES

T. Rowe Price Associates, Inc. and T. Rowe Price International, Inc. (“T. Rowe Price”) recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote on issues submitted to shareholder vote—such as election of directors and important matters affecting a company’s structure and operations. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the investment companies that it sponsors and serves as investment adviser. T. Rowe Price also is involved in the proxy process on behalf of its institutional and private counsel clients who have requested such service. For those private counsel clients who have not delegated their voting responsibility but who request advice, T. Rowe Price makes recommendations regarding proxy voting. T. Rowe Price reserves the right to decline to vote proxies in accordance with client-specific voting guidelines.

Proxy Administration

The T. Rowe Price Proxy Committee develops our firm’s positions on all major corporate and social responsibility issues, creates guidelines, and oversees the voting process. The Proxy Committee, composed of portfolio managers, investment operations managers, and internal legal counsel, analyzes proxy policies based on whether they would adversely affect shareholders’ interests and make a company less attractive to own. In evaluating proxy policies each year, the Proxy Committee relies upon our own fundamental research, independent proxy research provided by third parties such as RiskMetrics Group (“RMG”) (formerly known as Institutional Shareholder Services) and Glass Lewis, and information presented by company managements and shareholder groups.

Once the Proxy Committee establishes its recommendations, they are distributed to the firm’s portfolio managers as voting guidelines. Ultimately, the portfolio manager decides how to vote on the proxy proposals of companies in his or her portfolio. Because portfolio managers may have differences of opinion on portfolio companies and their proxies, or their portfolios may have different investment objectives, these factors, among others, may lead to different votes between portfolios on the same proxies. When portfolio managers cast votes that are counter to the Proxy Committee’s guidelines, they are required to document their reasons in writing to the Proxy Committee. Annually, the Proxy Committee reviews T. Rowe Price’s proxy voting process, policies, and voting records.

T. Rowe Price has retained RMG, an expert in the proxy voting and corporate governance area, to provide proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While the Proxy Committee relies upon RMG research in establishing T. Rowe Price’s voting guidelines—many of which are consistent with RMG positions—T. Rowe Price occasionally may deviate from RMG recommendations on some general policy issues and a number of specific proxy proposals.

Fiduciary Considerations

T. Rowe Price’s decisions with respect to proxy issues are made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance. For example, we might refrain from voting if we or our agents are required to appear in person at a shareholder meeting or if the exercise of voting rights results in the imposition of trading or other ownership restrictions.

Consideration Given Management Recommendations

When determining whether to invest in a particular company, one of the primary factors T. Rowe Price considers is the quality and depth of its management. As a result, T. Rowe Price believes that recommendations of management on most issues should be given weight in determining how proxy issues should be voted.

T. Rowe Price Voting Policies

Specific voting guidelines have been established by the Proxy Committee for recurring issues that appear on proxies, which are available to clients upon request. The following is a summary of the more significant T. Rowe Price policies:

Election of Directors

T. Rowe Price generally supports slates with a majority of independent directors. We vote against outside directors that do not meet certain criteria relating to their independence but who serve on key board committees. We vote against directors who are unable to dedicate sufficient time to their board duties due to their commitment to other boards. T. Rowe Price also votes against inside directors serving on key board committees and directors who miss more than one-fourth of the scheduled board meetings. We may vote against directors for failing to establish a formal nominating committee, as well as compensation committee members who approve excessive compensation plans. We support efforts to elect all board members annually because boards with staggered terms act as deterrents to takeover proposals. To strengthen boards’ accountability to shareholders, T. Rowe Price generally supports proposals calling for a majority vote threshold for the election of directors.

Executive Compensation

Our goal is to assure that a company’s equity-based compensation plan is aligned with shareholders’ long-term interests. While we evaluate plans on a case-by-case basis, T. Rowe Price generally opposes compensation packages that provide what we view as excessive awards to a few senior executives or that contain excessively dilutive stock option plans. We base our review on criteria such as the costs associated with the plan, plan features, burn rates which are excessive in relation to the company’s peers, dilution to shareholders and comparability to plans in the company’s peer group. We generally oppose plans that give a company the ability to reprice options or to grant options at below market prices, unless such plans appropriately balance shareholder and employee interests, and the retention of key personnel has become a genuine risk to the company’s business. For companies with particularly egregious pay practices we may vote against compensation committee members. Finally, we vote for proposals (either management or shareholder-sponsored) calling for shareholder ratification of a company’s executive compensation practices (“Say-on-Pay” proposals) a majority of the time.

Mergers and Acquisitions – T. Rowe Price considers takeover offers, mergers, and other extraordinary corporate transactions on a case-by-case basis to determine if they are beneficial to shareholders’ current and future earnings stream and to ensure that our Price Funds and clients are receiving fair compensation in exchange for their investment.

Anti-takeover, Capital Structure and Corporate Governance Issues

T. Rowe Price generally opposes anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions. Such anti-takeover mechanisms include classified boards, supermajority voting requirements, dual share classes and poison pills. We also oppose proposals which give management a “blank check” to create new classes of stock with disparate rights and privileges. When voting on capital structure proposals, we will consider the dilutive impact to shareholders and the effect on shareholder rights. We generally support shareholder proposals that call for the separation of the Chairman and CEO positions unless there are sufficient governance safeguards already in place. With respect to proposals for the approval of a company’s auditor, we typically oppose auditors who have a significant non-audit relationship with the company.

Social and Corporate Responsibility Issues

T. Rowe Price generally votes with a company’s management on social, environmental and corporate responsibility issues unless they have substantial investment implications for the company’s business and operations that have not been adequately addressed by management. T. Rowe Price supports well-targeted shareholder proposals on environmental and other public policy issues that are particularly relevant to a company’s businesses.

Monitoring and Resolving Conflicts of Interest

The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our clients. While membership on the Proxy Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing or sales. Since our voting guidelines are pre-determined by the Proxy Committee using recommendations from RMG, an independent third party, application of the T. Rowe Price guidelines to vote clients’ proxies should in most instances adequately address any possible conflicts of interest. However, for proxy votes inconsistent with T. Rowe Price guidelines, the Proxy Committee reviews all such proxy votes in order to determine whether the portfolio manager’s voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other relationships between T. Rowe Price and a portfolio company could have influenced an inconsistent vote on that company’s proxy. Issues raising possible conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote. With respect to personal conflicts of interest, T. Rowe Price’s Code of Ethics requires all employees to avoid placing themselves in a “compromising position” where their interests may conflict with those of our clients and restricts their ability to engage in certain outside business activities. Portfolio managers or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

APPENDIX D

MERCATOR ASSET MANAGEMENT, L.P.

PROXY VOTING POLICIES AND PROCEDURES

Mercator Asset Management, L.P. (MAM) has adopted the following Proxy Policies and Procedures in accordance with the relevant rules.

Proxy votes will be periodically spot checked by the CCO for adherence to these rules.

MAM PROXY VOTING POLICIES:

 – Proxies are voted in a way that is consistent with the best interests of our clients. MAM accepts the fact that, under ERISA, voting proxies is a fiduciary act of MAM. As a fiduciary it may be appropriate for us to engage in active monitoring and communications with the issuer.

– MAM votes proxies for all clients that have delegated to MAM full authority and responsibility to cast said votes, except that when voting on proxy proposals involving foreign securities will involve unusual costs, MAM will weigh those costs against the benefits of voting in determining whether to vote on a particular proposal.

– MAM receives company meeting information and proxy materials from client custodian banks, analyst research or from the issuer directly. If necessary and appropriate, a translation service will be used. MAM also refers to Global Proxy Voting Manual(1) as issued by Institutional Shareholder Services (ISS) and to Global Proxy Analysis, a product of ISS, for informational purposes.

PROXY VOTING PROCEDURES:

– Designated Proxy Officer of MAM is responsible for client proxy votes.

– MAM will cast votes in accordance with specific client guidelines if applicable, subject to consultation with the client if MAM believes that such vote would not be in the client’s best interest. In the absence of applicable client guidelines, MAM will vote in accordance with its judgment as to the client’s best interest, except that any vote involving a MAM conflict of interest will be cast in accordance with the specific ISS recommendation if available, or, if not, then in accordance with the ISS Global Proxy Manual.

– Full documentation is kept on each vote cast in every client account.

– Additionally, the CCO will review and sign-off on the following votes: Any vote presented to MAM’s investment committee, any vote cast that is inconsistent with the ISS guidelines (whether or not there is a conflict of interest present), any vote cast that is inconsistent with applicable client guidelines, any vote cast against management, and any vote involving a MAM conflict of interest.

– Proxy Officer responsible for proxies will vote them. Many issues are relatively routine i.e. approval of annual report, auditors, uncontested election of directors, financial reports etc., and require no further assessment. Any issue in the judgment of the Proxy Officer that requires special consideration will be presented to MAM’s investment committee for a decision.

– Procedures are in place to assure voting is done in a timely manner.

PROXY VOTING REPORTING:

Reporting of proxy voting is available to all of our clients upon request.

(1) See Attachment: ISS Global Proxy Voting Manual

ISS INTERNATIONAL CORPORATE GOVERNANCE POLICY 2006 UPDATES

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>>> BOARD

CORPORATE GOVERNANCE ISSUE:

ELECTION OF DIRECTORS (EUROPE)

CORPORATE GOVERNANCE ISSUE:

ELECTION OF DIRECTORS (EUROPE)

CURRENT POLICY POSITION:

ISS recommends a vote FOR management nominees in the election of directors, unless:

– Adequate disclosure has not been provided in a timely manner*;

– There are clear concerns over questionable finances or restatements;

– There have been questionable transactions with conflicts of interest;

– There are any records of abuses against minority shareholder interests; and

– The board fails to meet minimum corporate governance standards.

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.

Vote AGAINST individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed).

Vote AGAINST labor representatives if they sit on either the audit or compensation committee, as they are not required to be on those committees.

* In Europe, the general policy with respect to disclosure is focused on the largest companies with the worst corporate governance practices. However, the policy has also been applied to some small companies that had particularly poor practices compared to other companies of similar size. ISS attempts to engage with these companies, which receive a notification from ISS prior to proxy season explaining ISS’ concerns, such as poor quality of disclosure, untimely disclosure, and bundling of director elections, to allow the companies to react and reconsider their practices before season.

NEW POLICY POSITION: In addition to continuing to apply ISS’ general policy on director elections, ISS is adding five policies for certain European markets:

(a) DIRECTORS’ TERM OF OFFICE ISS has a strong preference that all directors stand for regular re-election to maximize their accountability to shareholders. The ability to elect directors is the single most important use of the shareholder franchise.

For the markets of Belgium, Denmark, Finland, France, Ireland, Italy, Netherlands, Norway, Portugal, Sweden, and Switzerland, ISS will recommend AGAINST the election or reelection of any directors when their term is not disclosed or when it exceeds four years and adequate explanation for noncompliance has not been provided. In these 11 markets, maximum four-year board terms are either recommended best practice or required by legislation. ISS prefers that companies shorten the terms for existing directors that exceed this best practice. The policy will be applied to all core and non-core companies in these markets, for bundled as well as unbundled items.

(b) EXECUTIVES ON AUDIT AND REMUNERATION COMMITTEES

ISS prefers that all key board committees consist only of independent outsiders. ISS believes that executives, particularly on such key board committees as the audit and compensation committees, threaten to undermine the purpose of these committees in providing objective oversight and preventing conflicts of interest.

For the markets of Finland, France, Ireland, the Netherlands, and Sweden, ISS will recommend AGAINST the election or re-election of any executives (as defined by ISS’ director categorization guidelines), including the CEO, who serve on the audit and/or remuneration committees. ISS will also recommend AGAINST if the disclosure is too poor to determine whether an executive serves or will serve on a committee. If a company does not have an audit or a remuneration committee, ISS will consider that entire board fulfills the role of a committee. In such case, ISS will recommend AGAINST the executives, including the CEO, up for election to the board.

In these five markets, it is either recommended best practice and/or market practice to exclude executives from these two key committees. The policy will be applied to all core and non-core companies in these markets, for bundled as well as unbundled items.

Carve-out: FOR SWEDEN, THE POLICY WILL BE APPLIED ONLY TO THOSE COMPANIES THAT ARE SUBJECT TO THE SWEDISH CODE, WHICH RECOMMENDS THAT NO EXECUTIVES SERVE ON THESE TWO COMMITTEES.

(c) BUNDLING OF PROPOSAL TO ELECT DIRECTORS

ISS disapproves in principle of bundling together proposals that could be presented as separate voting items because bundled resolutions leave shareholders with an all-or-nothing choice, skewing power disproportionately towards the board and away from shareholders. ISS considers director elections to be one of the most important voting decisions that shareholders make. Therefore, directors should be elected individually.

For the markets of France and Germany, ISS will recommend AGAINST the election or re-election of any directors if the company proposes a single slate of directors. In France, unbundled director elections are market practice and in Germany it is recommended best practice starting Jan. 1, 2006. The policy will be applied to all core and non-core companies in these markets.

(d) MAJORITY-INDEPENDENT BOARD (i.e., greater than 50 percent)

For the markets of France, Switzerland, and the Netherlands, ISS will recommend AGAINST the election or reelection of any non-independent directors (excluding the CEO) if the proposed board is not at least 50 percent independent (as defined by ISS’ director categorization guidelines). If a nominee cannot be categorized, ISS will assume that person is non-independent and include that nominee in the calculation. The policy will apply to core companies in these three markets. For the markets of Finland, Sweden, Belgium, Ireland, and Luxembourg, ISS will apply the same policy to recommend AGAINST non-independent directors if there is not majority independence, but only for those companies that are part of the MSCI EAFE index.

CARVE-OUTS: For the larger German companies where 50 percent of the board must consist of labor representatives by law, ISS will require that one-third of the total board be independent. For all markets, if a company is family-controlled or has a majority shareholder, ISS will apply an independence rule that is proportionate to the economic interest of the controlling family or majority shareholder. NOTE: Controlled-company is defined based on economic interest and not voting power.

ISS will communicate to the markets in question well ahead of proxy season that no alerts will be sent even if the company provides further background information on the nominees after the ISS analysis is sent out.

For the European core companies not covered by this policy, language will be included in ISS’ analyses indicating the preference for a majority-independent board.

(e) DISCLOSURE OF NAMES OF NOMINEES

For eleven markets: Belgium, Denmark, Finland, France, Ireland, Italy, Netherlands, Norway, Portugal, Sweden, and Switzerland, ISS will recommend AGAINST the election or reelection of any directors when the names of the nominees are not available at the time the ISS analysis is being written. This policy will be applied to all core and non-core companies in these markets, for bundled as well as unbundled items.

For all European companies that are part of the MSCI EAFE index (Austria, Belgium, Switzerland, Germany, Denmark, Spain, Finland, France, Ireland, Italy, Netherlands, Norway, Portugal, Greece, and Sweden), ISS will recommend AGAINST the election of directors if the names of all nominees have not been disclosed at the time when the ISS analysis is being written. If the elections are bundled, ISS will recommend AGAINST the entire resolution. These companies are among the world’s largest and should be held to higher standards. In addition, ISS may recommend AGAINST directors at companies outside the MSCI EAFE index if the names of all nominees have not been disclosed and there are other concerns or egregious practices (such as in the case where a target policy has already been pursued).

CORPORATE GOVERNANCE ISSUE:

KEY COMMITTEE MEMBERSHIP AND CHAIRMAN/CEO (IRELAND)

CORPORATE GOVERNANCE ISSUE:

KEY COMMITTEE MEMBERSHIP AND CHAIRMAN/CEO (IRELAND)

CURRENT POLICY POSITION: ISS currently recommends AGAINST inside directors serving on the audit and/or remuneration committees. ISS has no current policy on the combined Chairman and CEO roles for Irish companies.

NEW POLICY POSITION: In accordance with the best practice recommendations of the Combined Code, ISS will recommend AGAINST any non-independent directors serving on the audit and/or remuneration committees, as well as the board chairman, if he or she serves on either of these committees. ISS will recommend a vote AGAINST the appointment of the Chairman/CEO if the two positions are combined.

RATIONALE FOR UPDATE: The U.K. Combined Code of Corporate Governance is annexed to the Listing Rules of the Irish Stock Exchange. A company listed on the ISE is required to state in its annual report how it has applied these principles and whether it has complied with the Best Practice provisions, giving reasons for non-compliance. The Combined Code is considered corporate governance best practice in the Irish market, and ISS expects companies to follow best practice.

CORPORATE GOVERNANCE ISSUE:

INDEPENDENCE DEFINITION & DIRECTOR CLASSIFICATION

CORPORATE GOVERNANCE ISSUE:

INDEPENDENCE DEFINITION & DIRECTOR CLASSIFICATION

CURRENT POLICY POSITION:  ISS is further refining its terms for classification and definitions of independence to provide clarifications in the following areas:

– Application of terms and definitions of “Executive Director” and “Non-Executive Director”;

– Definition of relative to mean only “immediate family member”: spouses, parents, children, siblings, in-laws, and anyone sharing the director’s home;

– Length of board service affecting independence; and – Related-party transactions.

ISS Classification of Directors — International Policy 2006

EXECUTIVE DIRECTOR

– Employee or executive of the company

– Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company

Non-Independent Non-Executive Director (NED)

– Any director who is attested by the board to be a non-independent NED

– Any director specifically designated as a representative of a significant shareholder of the company

– Any director who is also an employee or executive of a significant shareholder of the company

– Beneficial owner (direct or indirect) of at least 10% of the company’s stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., members of a family that beneficially owns less than 10% individually, but collectively own more than 10%), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances)

– Government representative

– Receives (or a relative(1) receives) any fees for providing consulting/ professional services to the company or its affiliates or to its officers

– Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test(2))

– Any director who has conflicting or cross-directorships with executive directors or the chairman of the company

– Relative(1) of current employee of the company or its affiliates

– Relative(1) of former executive of the company or its affiliates

– A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder)

– Founder/co-founder/member of founding family but not currently an employee

– Former executive (5 year cooling off period)

– Years of service will NOT be determining factor unless it is recommended best practice in a market

— 9 years (from the date of election) in the United Kingdom and Ireland

— 12 years in European markets

Independent NED

– No material(3) connection, either directly or indirectly, to the company other than a board seat

Employee Representative

– Represents employees or employee shareholders of the company (classified as “employee representative” but considered a nonindependent NED)

FOOTNOTES:

(1) “Relative” follows the NYSE definition of “immediate family members” which covers: spouses, parents, children, siblings, in-laws, and anyone sharing the director’s home.

(2) If the company makes or receives annual payments exceeding the greater of $200,000 or five percent of the recipient’s gross revenues. (The recipient is the party receiving the financial proceeds from the transaction).

(3) For purposes of ISS’ director independence classification, “material” will be defined as a standard of relationship (financial, personal or otherwise) that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual’s ability to satisfy requisite fiduciary standards on behalf of shareholders.

CORPORATE GOVERNANCE ISSUE:

CORPORATE GOVERNANCE ISSUE:

BOARD ATTENDANCE (SOUTH AFRICA, SOUTH KOREA)

BOARD ATTENDANCE (SOUTH AFRICA, SOUTH KOREA)

CURRENT POLICY POSITION: The purpose of board membership is to represent outside shareholder interests and to monitor the activities of management. Directors cannot satisfy their fiduciary responsibility to shareholders if they do not attend meetings. ISS watches each director’s attendance at board meetings and may recommend that shareholders oppose director nominees for poor attendance. It is expected that board members attend at least 75 percent of board meetings unless a reasonable explanation is documented. (Attendance via videoconference or teleconference count as attendance.)

NEW POLICY POSITION: ISS will recommend a vote AGAINST board member nominees who have attended less than 75 percent of board meetings without a valid reason for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable.

This policy will apply only to outside directors at core companies in Korea.

Rationale for Update: ALMOST ALL COMPANIES IN SOUTH AFRICA PROVIDE ATTENDANCE RECORDS FOR BOARD MEMBERS IN THE ANNUAL REPORT, WHILE THE KOREAN COMMERCIAL LAW REQUIRES COMPANIES IN KOREA TO DISCLOSE ATTENDANCE RECORDS OF BOARD MEETINGS BY OUTSIDE DIRECTORS. SINCE ATTENDANCE RECORD DISCLOSURE IS SO BROAD BASED IN THESE MARKETS THAT ISS CAN IMPLEMENT A VOTE RECOMMENDATION BASED ON ATTENDANCE DISCLOSURE.

CORPORATE GOVERNANCE ISSUE:

CORPORATE GOVERNANCE ISSUE:

AUDIT COMMITTEE (SOUTH KOREA)

AUDIT COMMITTEE (SOUTH KOREA)

CURRENT POLICY POSITION: There has been no written policy on audit committee composition for South Korea. However, ISS advocates that only independent/outside directors should be nominated to audit committees.

NEW POLICY POSITION: ISS will recommend a vote AGAINST any nominee who is a non-independent/inside director serving on the audit committee.

RATIONALE FOR UPDATE: In practice, ISS has made recommendations to vote against non- independent directors servicing on audit committees and is now codifying this policy.

CORPORATE GOVERNANCE ISSUE:

ELECTION OF DIRECTORS (TAX HAVENS)

CORPORATE GOVERNANCE ISSUE:

ELECTION OF DIRECTORS (TAX HAVENS)

CURRENT POLICY POSITION: The vast majority of Tax Havens issuers are evaluated under the U.S. Research policy; the “ISS Tax Havens Policy” is only applied to about 10 percent of our core coverage. This policy was designed to be more flexible in evaluating the boards of Tax- Haven incorporated companies that trade in the U.S.; or are majority owned by Non- US residents; or trade principally in a foreign market; or adhere to a combination of U.S. and non-US corporate governance. These companies are allowed various exemptions to the listing and disclosure standards.

The current Tax Havens policy is to recommend AGAINST insiders on the audit and compensation committees, and AGAINST insiders and affiliated outsiders on boards that lack a compensation committee.

NEW POLICY POSITION: An increasing number of companies are using the Tax Havens to access the US as their exclusive trading market, and the listing standards for Foreign Private Issuers have become stricter as of July 2005. The main market indexes are increasingly considering these tax haven companies as U.S. entities. Therefore, ISS will:

1. Recommend votes AGAINST affiliated outside directors on the audit, compensation and nominating committees. In the cases where companies lack a nominating committee, ISS would recommend AGAINST inside and affiliated outside director nominees for failure to establish a nominating committee.

2. Recommend votes AGAINST inside directors and affiliated outside directors for Foreign Private Issuers that trade exclusively in the U.S. but fail to establish a majority independent board. This policy is directed at companies that are grouped within the U.S. market index, adhere principally to U.S. corporate governance standards, but owing solely to their foreign ownership, they file with the SEC as Foreign Private Issuers.

RATIONALE FOR UPDATE: Due to U.S. institutional investor’s strong appetite for new Chinese equity, there have been a number of Chinese IPOs making the transition from private entity to U.S.-listed company without passing through the intermediate stage of establishing a listing on their home market.

ISS views the listing standards as a minimum requirement, and believes majority independent boards and exclusively independent compensation committees are minimum corporate governance standards. The new ISS Tax Havens policy encourages outlying companies towards better governance structures.

CORPORATE GOVERNANCE ISSUE:

DIRECTOR AND/OR INTERNAL AUDITORS’ INDEMNIFICATION/LIABILITY PROVISIONS (ITALY)

CORPORATE GOVERNANCE ISSUE:

DIRECTOR AND/OR INTERNAL AUDITORS’ INDEMNIFICATION/LIABILITY PROVISIONS (ITALY)

Current Policy Position: ISS’S GENERAL POLICY FOR PROPOSALS IN ITALY SEEKING INDEMNIFICATION AND LIABILITY PROTECTION FOR DIRECTORS AND OFFICERS IS TO RECOMMEND ON A CASE-BY-CASE BASIS AND TO RECOMMEND AGAINST PROPOSALS TO INDEMNIFY EXTERNAL AUDITORS. UNDER THIS COVERAGE, COMPANIES TYPICALLY GUARANTEE TO UNDERTAKE THE PAYMENT OF FINES AND/OR DAMAGES ASSOCIATED WITH AN EMPLOYEE’S PARTICULAR ACTION. IT SHOULD BE NOTED, HOWEVER, THAT COMPANIES ONLY ASSUME THIS RESPONSIBILITY IF IT CAN BE DETERMINED THAT THE ACCUSED ACTED IN GOOD FAITH.

NEW POLICY POSITION: ISS will continue the current policy in Italy and will recommend FOR the indemnification of internal auditors as they are considered part of the company’s governance bodies. However, ISS will recommend AGAINST this type of resolution whenever the costs associated with the approval of the resolution are NOT disclosed (or made available in a timely manner) to shareholders.

RATIONALE FOR UPDATE: According to Italian regulations, internal auditors hold responsibilities with respect to the supervision of management practices adopted and also help ensure compliance with Italian legislation and perform a control of the accounts every three months. ISS is codifying the policy that has been applied to date specifically for Italy.

>>>ANTI-TAKEOVER

CORPORATE GOVERNANCE ISSUE:

POISON PILLS (JAPAN)

CORPORATE GOVERNANCE ISSUE:

POISON PILLS (JAPAN)

CURRENT POLICY POSITION: ISS does not have a formal policy on poison pills for the Japanese market as poison pills appeared on Japanese agendas for the first time in 2005 (fewer than 10 proposals). Until the first proposals appeared in June, it was unclear what form the resolutions would take but ISS has been reviewing the pills on a case-by-case basis and has recommended against all but one proposal.

ISS opposes most forms of anti-takeover mechanisms, as they limit shareholder value by eliminating the takeover or control premium for the company. As owners of the company, shareholders should be given the opportunity to decide on the merits of takeover offers. However, in the U.S., in cases where shareholders have the opportunity to vote on a poison pill, ISS has supported the pill if it meets certain criteria including a sunset provision, qualified offer clause, lack of “dead-hand” features etc. The Japanese proposals we have seen so far have generally met these criteria.

Japanese companies are also permitted to implement poison pills by means of a board resolution without seeking shareholder approval. Several companies have already done so; ISS has examined the details on a case-by-case basis, and recommended against the reelection of a company president over the decision to implement the pill.

NEW POLICY POSITION: Vote recommendations regarding management proposals to approve poison pills should be determined on a CASE-by-CASE basis. In general, ISS recommends a vote FOR a poison pill resolution only if:

– the decision whether or not to trigger the pill is made after an evaluation of the takeover offer by a committee whose members are all independent of management;

– the pill will not be triggered unless the would-be acquirer has purchased a stake of at least 20 percent of issued share capital;

– the effective duration of the poison pill (duration of the warrant issuance authority) is for a maximum of three years;

– the board includes at least 20% (but no fewer than two) independent directors, and the directors are subject to annual election by shareholders;

– the company has disclosed under what circumstances it expects to make use of the authorization to issue warrants, and has disclosed what steps it is taking to address the vulnerability to a takeover by enhancing shareholder value;

   – there are no other protective or entrenchment tools; and

– the company releases its proxy circular, with details of the poison pill proposal, at least three weeks prior to the meeting, to give shareholders sufficient time to study the details of the proposal and question management about them.

ISS recommends a vote AGAINST in all other situations, including where the information disclosed is insufficient to evaluate the request.

Where a company has implemented a takeover defense without shareholder approval, and that defense goes beyond a demand for additional information from the bidder and allows the board to block the bid without input from shareholders, ISS recommends a vote AGAINST the reelection of the CEO and/or the chairman. Where neither of the representative directors (CEO and chairman) is up for re-election, ISS recommends a vote AGAINST the payment of director bonuses that are generally included in the income allocation proposal. Where the company goes as far as to issue warrants to a designated shareholder to block a potential bid, without shareholder input, ISS recommends a vote AGAINST the reelection of all directors.

RATIONALE FOR UPDATE: This policy is codifying the practice adopted in regards to the appearance of poison pills in Japan in 2005, and the expected increase in the number of such proposals in the future. ISS expects further poison pill proposals to be scrutinized intensely by the market and investors, particularly as larger companies introduce such measures.

CORPORATE GOVERNANCE ISSUE:

PROTECTIVE PREFERENCE SHARES (NETHERLANDS)

CORPORATE GOVERNANCE ISSUE:

PROTECTIVE PREFERENCE SHARES (NETHERLANDS)

CURRENT POLICY POSITION: ISS does not currently have a formal policy on preference shares issued by Dutch companies designed for potential issuance to a company-friendly foundation, which are the most common anti-takeover instrument in the Netherlands. (In a hostile takeover bid, the management board could use the authority to issue preference shares to a friendly foundation in order to obtain a voting majority. When preference shares may be issued for this purpose, rather than for financing, shareholders are asked to authorize the board to issue already authorized anti-takeover preference shares to a company-friendly foundation in the case of a hostile takeover.)

However, in general, ISS opposes most forms of anti-takeover mechanisms.

NEW POLICY POSITION: Vote recommendations regarding management proposals to approve protective preference shares should be determined on a CASE-by-CASE basis. In general, ISS will recommend voting FOR protective preference shares only if:

 – the supervisory board needs to approve an issuance of shares whilst the supervisory board is independent within the meaning of ISS’ categorization rules and the Dutch Corporate Governance Code (i.e. a maximum of one member can be non-independent);

– no call / put option agreement exists between the company and a foundation for the issuance of protective preference shares;

– there is a qualifying offer clause or there are annual management and supervisory board elections;

– the issuance authority is for a maximum of 18 months;

– the board of the company friendly foundation is independent;

– the company has disclosed under what circumstances it expects to make use of the possibility to issue preference shares;

   – there are no priority shares or other egregious protective or entrenchment tools;

– the company releases its proxy circular, with details of the poison pill proposal, at least three weeks prior to the meeting, to give shareholders sufficient time to study the details of the proposal and question management about them; and – Art 2:359c Civil Code of the legislative proposal has been implemented (see reference below).

ISS will recommend a vote AGAINST in all other situations, including where the information disclosed is insufficient to evaluate the request.

RATIONALE FOR UPDATE: This policy update aligns ISS’s approach to poison pills in the Dutch market with the approach taken in other markets. Furthermore, when the EU Directive on takeover bids (Art. 2:359c Civil Code) is adopted, it will provide that a party that has made a public offer and that has acquired at least 75 percent of the issued capital will be able to dismiss and nominate the board of the target (i.e. the management board and supervisory board) after six months of the public offer. Special shareholder rights of priority shareholders will be ignored at the EGM during which the board dismissal / election will be decided on. Effectively, protective preference shares can only be used to give the target a window of six months to negotiate a better deal or to find a white knight, provided the bidder has 75 percent of the (actual) outstanding capital.

CORPORATE GOVERNANCE ISSUE:

CORPORATE GOVERNANCE ISSUE:

ANTI-TAKEOVER SHARE ISSUANCE (NORWAY)

ANTI-TAKEOVER SHARE ISSUANCE (NORWAY)

Current Policy Position: ISS DOES NOT HAVE A CURRENT FORMAL POLICY ON SHARE ISSUANCES WITHOUT PREEMPTIVE RIGHT AT NORWEGIAN COMPANIES WHERE SHARES MAY BE USED TO THWART A TAKE-OVER IF THE POWER OF ATTORNEY SPECIFICALLY PROVIDES FOR THIS. HOWEVER,

– ISS’ general policy is to recommend FOR issuance requests without preemptive rights for up to 20 percent of a company’s outstanding capital.

– RECOMMENDS AGAINST ALL FORMS OF ANTI-TAKEOVER MECHANISMS, AS THEY LIMIT SHAREHOLDER VALUE BY ELIMINATING THE TAKEOVER OR CONTROL PREMIUM FOR THE COMPANY.

New Policy Position: ISS WILL RECOMMEND A VOTE AGAINST PROPOSALS TO ISSUE SHARES WITHOUT PREEMPTIVE RIGHTS IF THE AUTHORIZATION MAY BE USED TO THWART A TAKEOVER. IF THE DISCLOSURE IS SO POOR THAT WE ARE UNABLE TO DETERMINE WHETHER THE AUTHORIZATION WOULD ALLOW FOR THE ISSUANCE OF SHARES FOR SUCH A PURPOSE, WE WILL ALSO RECOMMEND A VOTE AGAINST. IN ALL OTHER CASES, WHEN DILUTION FROM A GENERAL SHARE ISSUANCE REQUEST WITHOUT PREEMPTIVE RIGHTS DOES NOT EXCEED 20 PERCENT, WE WILL RECOMMEND A VOTE FOR.

RATIONALE FOR UPDATE: ISS is codifying the policy that has been applied to date.

>>> COMPENSATION

CORPORATE GOVERNANCE ISSUE:

REMUNERATION REPORT (SWEDEN)

CORPORATE GOVERNANCE ISSUE:

REMUNERATION REPORT (SWEDEN)

Current Policy Position: ISS DOES NOT CURRENTLY HAVE A WRITTEN POLICY ON THE APPROVAL OF THE REMUNERATION REPORT AT SWEDISH COMPANIES.

NEW POLICY POSITION: In general, ISS will recommend voting AGAINST a company’s remuneration policy under any of the following circumstances:

– The potential dilution from equity-based compensation plans exceeds ISS guidelines;

– Restricted stock plans and matching share plans do not include sufficiently challenging performance criteria and vesting periods;

– The remuneration report was not made available to shareholders in a timely manner; or – Other concerns exist with respect to the disclosure or structure of the bonus or other aspects of the remuneration policy.

For companies that do not have the item on the agenda, ISS will include in the analysis a cautionary note emphasizing that ISS believes that this is a critical issue and that we will monitor the company in the future and may consider recommending AGAINST a related proposal if the company does not put the item for shareholder approval.

RATIONALE FOR UPDATE: ISS is codifying the policy that has been applied to date.

CORPORATE GOVERNANCE ISSUE:

STOCK OPTIONS (FINLAND)

CORPORATE GOVERNANCE ISSUE:

STOCK OPTIONS (FINLAND)

CURRENT POLICY POSITION: ISS does not have a current policy on proposals to reduce strike price by corresponding amount of future dividends. ISS’ practice has been to recommend a vote FOR stock option plans irrespective of whether they contained a provision allowing a reduction in the strike price, as long as all other features of the plan complied with our guidelines. In the past, the level of disclosure was not consistent among companies, and it was unclear whether the lack of a provision to reduce the strike price signified that no such provision was included among the terms.

NEW POLICY POSITION: ISS will recommend AGAINST new stock option plans if they contain the provision in question or amendments to introduce the provision in question into already existing stock option plans if regular dividends are also covered. ISS will make an exception if a company proposes to reduce the strike price by the amount of future special dividends only. ISS will recommend a vote FOR proposals or plan provisions that provide for proportionate adjustments to outstanding awards as a result of a special cash dividend or any other future distribution of assets other than a normal cash dividend. Such adjustments would preserve the economic and incentive value of the outstanding awards.

RATIONALE FOR UPDATE: Factors that were considered in formulating the new policy included the following:

– The lowering of the strike price increases the probability that the options will be exercisable and increases the potential cost to shareholders.

– The lowering of the strike price by the dividends seems to be a way of protection against the decline in value of a share due to a dividend payment. However, in the long run, a dividend payment does not tend to adversely affect the share price.

– If there is a given limit in the amount of the reduction — would the strike price be reduced (a) by the amount of all future dividends paid prior to vesting, (b) down to the par value of the shares, or (c) by a specified euro amount.

– Further shareholder approval is not required for the actual reduction.

– In most markets, outstanding options granted by companies do not normally accrue dividends.

CORPORATE GOVERNANCE ISSUE:

REMUNERATION SCHEME DISCLOSURE (GERMANY)

CORPORATE GOVERNANCE ISSUE:

REMUNERATION SCHEME DISCLOSURE (GERMANY)

CURRENT POLICY POSITIONS: ISS does not have a formal policy on Authorizing the Management Board not to Disclose Remuneration Schemes for Five Years in Germany, but ISS has opposed the proposal in practice. ISS’ general policy is to recommend that companies disclose director remuneration figures.

NEW POLICY POSITION: Since a proposal to authorize the management board not to disclose remuneration schemes for five years would go against ISS general policy and against the German Kodex recommendation to disclose management remuneration, ISS will recommend that shareholders vote AGAINST these resolutions.

RATIONALE FOR UPDATE: ISS is codifying the policy that has been applied to date.

>>> GENERAL

CORPORATE GOVERNANCE ISSUE:

CORPORATE GOVERNANCE ISSUE:

RELATED-PARTY TRANSACTIONS (FRANCE)

RELATED-PARTY TRANSACTIONS (FRANCE)

CURRENT POLICY POSITION: Currently, there is no formal policy on proposals to approve the special auditors’ report regarding regulated agreements which French companies are required to submit for shareholder approval.

NEW POLICY POSITION: ISS will recommend on a CASE-BY-CASE basis:

– If the report on the agreements is available 21 days before, analysis will be provided in accordance with that below.

– If the report is not available 21 days before, vote against – If the report is not available 21 days before but the resolution states that there are none, vote for.

– If the auditors’ report contains an agreement between a non-executive director and the company for the provision of consulting services (including all professional services), vote against as such arrangements may compromise the director’s independence.

Parameters to vote on regulated agreements:

– individuals concerned by the agreement

– detailed content of the agreement

– convened remuneration / financial counterpart

Potential contentious issues:

Issue	Acceptable threshold
Executive remuneration for consulting	Above EUR 100,000, the company must explain why the agreement was in shareholders’ interest

Executive severance payment	Up to an amount that corresponds to twice the whole annual current remuneration of the executive director

General agreement of remuneration from the company to the mother company	The company must sufficiently justify a material amount

RATIONALE FOR UPDATE: Regulated agreements are a voting item at all annual general meetings during which the financial statements have to be approved. ISS is codifying the policy that has been applied to date.

CORPORATE GOVERNANCE ISSUE:

MEASURES TO ADDRESS DECLINE IN A COMPANY’S NET ASSET VALUE RELATIVE TO ITS CAPITAL (ITALY)

CORPORATE GOVERNANCE ISSUE:

MEASURES TO ADDRESS DECLINE IN A COMPANY’S NET ASSET VALUE RELATIVE TO ITS CAPITAL (ITALY)

Current Policy Position: ISS DOES NOT CURRENTLY HAVE A WRITTEN POLICY FOR RESOLUTIONS REGARDING ITALIAN ISSUERS’ PROPOSALS TO ADOPT MEASURES IN CONNECTION WITH THE DECLINE IN THE COMPANY’S NET ASSET VALUE RELATIVE TO ITS CAPITAL.

ISS’ CURRENT PRACTICE IS TO APPLY A CASE-BY-CASE APPROACH PROPOSING A VOTE RECOMMENDATION AGAINST IN ALL CASES IN WHICH IT IS IMPOSSIBLE TO DETERMINE WHICH SOLUTIONS WILL BE PROPOSED TO SHAREHOLDERS AND A RECOMMENDATION FOR WHEN THE SOLUTION PROPOSED IS CLEARLY PRESENTED BY THE BOARD.

The choices presented to shareholders by the board are one (or a combination) of the following:

– Restoring the company’s capital,

– Transforming the company into a different entity, or

– Liquidating the company.

NEW POLICY POSITION: ISS will take a case-by-case approach on this proposal, recommending a vote against when the information is insufficient to allow ISS to determine which solution will be proposed, and a recommendation for when the solution proposed is clearly presented by the board and is logical.

RATIONALE FOR UPDATE: ISS is codifying the policy that has been applied to date.

APPENDIX E

BARCLAYS GLOBAL INVESTORS, N.A.

PROXY VOTING GUIDELINES

FOR

U.S. SECURITIES

Philosophy

Barclays Global Investors, N.A. (BGI)1 carefully considers proxies submitted to funds and other fiduciary accounts (“Funds”) for which it has voting power. BGI votes (or refrains from voting) proxies for each Fund for which it has voting power based on BGI’s evaluation of the best long-term economic interests of shareholders and without regard to the relationship of the issuer of the proxy (or any dissident shareholder) to the Fund, the Fund’s affiliates (if any), BGI or BGI’s affiliates.

BGI seeks to make proxy voting decisions in the manner most likely to protect and promote the long-term economic value of the securities held in client accounts. BGI’s Proxy Voting Guidelines (“Guidelines”) are intended to support economically advantageous corporate practices while leaving direct oversight of company management and strategy to their boards of directors. BGI seeks to avoid micromanagement of companies, as BGI believes that a company’s board of directors is best positioned to represent shareholders and oversee management on their behalf. We strive instead to use voting as a means to encourage companies to follow practices that enhance shareholder value, increase transparency and allow the market to value corporate assets appropriately.

Our policies in support of this philosophy include positions intended to promote effective, independent boards and discourage most antitakeover and other proposals that would create barriers or costs to transactions that are likely to deliver a premium to shareholders. We also generally oppose actions that would significantly dilute the interests of existing shareholders.

With regard to the relationship between securities lending and proxy voting, BGI’s approach is driven by our clients’ economic interests. The evaluation of the economic desirability of recalling loans involves balancing the revenue producing value of loans against the likely economic value of casting votes. Based on our evaluation of this relationship, we believe that generally the likely economic value of casting most votes is less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by BGI recalling loaned securities in order to ensure they are voted. Periodically, BGI analyzes the process and benefits of voting proxies for securities on loan, and will consider whether any modification of its proxy voting policies or procedures is necessary in light of future conditions.

Oversight

The BGI Americas Proxy Committee (“Proxy Committee”), a committee of senior BGI executives, oversees the proxy voting process. The Proxy Committee reviews and approves amendments to the BGI Guidelines and grants authority to the Global Head of Corporate Governance and Proxy Voting (“Director”), a dedicated BGI employee without sales or client responsibilities, to vote in accordance with the Guidelines. The Director leads a team of dedicated BGI employees without sales or client responsibilities (“Proxy Group”) to carry out voting and vote operations in a manner consistent with the Proxy Committee’s mandate. The Proxy Group engages companies, as appropriate, in discussions of significant proxy issues, conducts research on corporate governance policy and participates in industry discussions to keep abreast of the field of corporate governance. The Proxy Group, or vendors overseen by the Proxy Group, also monitor upcoming proxy votes, execute proxy votes and maintain records of votes cast. The Proxy Group may refer complicated or particularly controversial matters or discussions to the Proxy Committee for their review, discussion and guidance prior to making a voting decision. The Proxy Committee likewise retains the authority to, among other things, deliberate or otherwise act directly on specific proxies as it deems appropriate. BGI’s U.S. Risk and Compliance Committee oversees certain aspects of the Proxy Committee’s activities.

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1   References to BGI, the BGI Proxy Voting Guidelines, the BGI Proxy Committee and the Global Head of Corporate Governance & Proxy Voting as used herein should be understood to also refer to Barclays Global Fund Advisors (“BGFA”) and the BGFA Proxy Voting Guidelines, the BGFA Proxy Committee and the BGFA Proxy Manager. BGFA is a wholly-owned subsidiary of BGI and has adopted the same Proxy Voting Guidelines and Committee structure as BGI.

BGI maintains policies and procedures that are designed to prevent undue influence on BGI’s proxy voting activity that might stem from any relationship between the issuer of a proxy (or any dissident shareholder) and BGI, BGI’s affiliates, a Fund or a Fund’s affiliates. Some of the steps BGI has taken to prevent conflicts include, but are not limited to:

(i) BGI has adopted a proxy voting oversight structure whereby the Proxy Committee oversees the voting decisions and other activities of the Director and the Proxy Group.

(ii) The Proxy Committee has adopted Guidelines, which set forth the firm’s views with respect to certain corporate governance and other issues that typically arise in the proxy voting context. The Proxy Committee reserves the right to review voting decisions at any time and to make voting decisions as necessary to ensure the independence and integrity of the voting process. In addition, the Committee receives periodic reports regarding the specific votes cast by the Proxy Group and regular updates on material process issues, procedural changes and other matters of concern to the Committee.

(iii) BGI’s U.S. Risk and Compliance Committee oversees the Director, the Proxy Group and the Proxy Committee. The U.S. Risk and Compliance Committee conducts a review, at least annually, of the proxy voting process to ensure compliance with BGI’s risk policies and procedures.

(iv) In certain instances, BGI may determine to engage an independent fiduciary to vote proxies as a further safeguard to avoid potential conflicts of interest or as otherwise required by applicable law. The independent fiduciary may either vote such proxies, or provide BGI with instructions as to how to vote such proxies. In the latter case, BGI votes the proxy in accordance with the independent fiduciary’s determination. Use of an independent fiduciary has been adopted for voting the proxies related to any company that is affiliated with BGI, or any company that includes BGI board members or employees on its board of directors.

VOTING GUIDELINES

BGI will take action regarding proxy votes in a manner that BGI, in the exercise of its independent business judgment, concludes is in the best long-term economic interests of the shareholder on whose behalf BGI is authorized to vote. When exercising voting rights, BGI will normally vote on specific proxy issues in accordance with the Guidelines described below and the terms of any instrument giving BGI proxy voting authority. The Guidelines are reviewed regularly and are amended as changes in the marketplace demand, as developments in corporate governance occur, or as otherwise deemed advisable by BGI’s Proxy Committee. The Proxy Committee may, in the exercise of its business judgment, conclude that the Guidelines do not cover the specific matter upon which a proxy vote is requested or that an exception to the Guidelines would be in the best long-term economic interests of BGI’s clients.

The following issue-specific voting Guidelines are intended to summarize BGI’s general philosophy and approach to issues that may commonly arise in the proxy voting context. These Guidelines are not intended to be self-actuating or exhaustive. BGI attempts to apply the Guidelines in the context of the circumstances that led to a shareholder vote on the issue under review. These Guidelines are not intended to limit the analysis of individual issues at specific companies and are not intended to provide a guide to how BGI will vote in every instance.

Rather, they share our view about corporate governance issues generally, and provide insight into how we typically approach issues that commonly arise on corporate ballots.

CORPORATE GOVERNANCE

In exchange for providing equity capital to public corporations, shareholders are endowed with certain rights guaranteed in the shareholder franchise and protected by the laws of those states where such corporations are incorporated. Foremost among those rights is the right to vote on matters affecting shareholders’ ability to exercise limited oversight and promote due care in the corporation’s stewardship of the shareholder’s investment. Corporate governance defines the shape and extent of those rights and the ability of shareholders to exercise those rights to protect and further their investment interests. In our view, an optimal corporate governance structure includes a set of fundamental underlying rights and the ability to exercise those rights to promote the interests of shareholders. Among that collection of rights are the right to elect, remove and, in some cases, nominate directors, along with the right to dictate the basic terms of director service; the right to amend the corporation’s by-laws, charter or articles (the equivalent of the corporate constitution), including as they relate to voting thresholds and capital structure; and the right to sell shares to the highest bidder, without the board or corporation standing in the way of shareholders’ ability to do so. In this section, we examine corporate governance and provide an overview of our approach to voting on matters with the intent of protecting the best long-term economic interests of shareholders.

BOARD OF DIRECTORS

BGI views the election of a board of directors as one of the most important responsibilities of shareholders in the proxy voting context. Board members are elected to serve as agents of shareholders in overseeing the operation and strategy of a company. BGI believes that the performance of a board is critical to the economic success of every company and to the protection of shareholders’ economic interests. Shareholders have an interest in electing effective board members. BGI supports measures that encourage and enable boards to fulfill their primary responsibility to represent the economic interests of shareholders. While we take into consideration the specific needs of companies that are in early rapid growth phases, closely held, or in severe financial difficulties, we view strong boards as a key protection for shareholder value. We also believe that key board committees, such as audit, compensation and nominating committees, should generally be independent. An independent director is an outsider with no significant relationship with the company or its officers other than his or her role as director. We believe that issues of independence may extend beyond the factors included in the independence tests adopted by the U.S. stock exchanges (i.e. NASDAQ or NYSE). Common impediments to independence include but are not limited to:

• Current employment at the company.

• Former employment within the past 5 years as an executive of the company.

• Providing substantial professional services to the company and / or members of the company’s management.

• Any substantial business relationship within the past 3 years.

• Shareholders with an exceptionally large ownership stake in the Company.

• Immediate family member of any of the aforementioned.

• Director interlocks.

Election of Directors Case-by-Case

BGI generally supports board nominees in most uncontested elections. However, BGI may withhold votes from the entire board in certain situations, including, but not limited to:

• Where a board fails to implement shareholder proposals that receive a majority of votes cast at a prior shareholder meeting, and the proposals, in our view, have a direct and substantial impact on shareholders’ fundamental rights or long-term economic interests.

• Where a board implements a poison pill without seeking shareholder approval beforehand or within a reasonable period of time after implementation.

BGI may withhold votes from members of particular board committees (or prior members, as the case may be) in certain situations, including, but not limited to:

• An insider or affiliated outsider who sits on any of the board’s key committees (i.e., audit, compensation, nominating and governance), which we believe generally should be entirely independent. However, BGI will examine a board’s complete profile when questions of independence arise prior to casting a withhold vote for any director. For controlled companies, as defined by the U.S. stock exchanges, we will only vote against insiders or affiliates who sit on the audit committee, but not other key committees.

• Members of the audit committee during a period when the board failed to facilitate quality, independent auditing.

• Members of the audit committee where substantial accounting irregularities suggest insufficient oversight by that committee.

• Members of the audit committee during a period in which we believe the company has aggressively accounted for its equity compensation plans.

• Members of the compensation committee during a period in which executive compensation appears excessive relative to performance and peers, and where we believe the compensation committee has not already substantially addressed this issue.

• Members of the compensation committee where the company has repriced options without contemporaneous shareholder approval.

• The chair of the nominating committee, or where no chair exists, the nominating committee member with the longest tenure, where board members have previously received substantial withhold votes and the board has not taken appropriate action to respond to shareholder concerns. This may not apply in cases where BGI did not support the initial withhold vote.

• The chair of the nominating committee, or where no chair exists, the nominating committee member with the longest tenure, where the board is not composed of a majority of independent directors. However, this would not apply in the case of a controlled company.

BGI may withhold votes from individual board members in certain situations, including, but not limited to:

• Where BGI obtains evidence that casts significant doubt on a director’s qualifications or ability to represent shareholders.

• Where it appears the director has acted (at the company or at other companies) in a manner that compromises his or her reliability in representing the best long-term economic interests of shareholders.

• Where a director has a pattern of attending less than 75% of combined board and applicable key committee meetings.

Age Limits / Term Limits Oppose

We typically oppose limits on the pool of directors from which shareholders can choose their representatives, especially where those limits are arbitrary or unrelated to the specific performance or experience of the director in question.

Board Size Case-by-Case

We generally defer to the board in setting the appropriate size. We believe directors are generally in the best position to assess what size is optimal to ensure a board’s effectiveness. However, we may oppose boards that appear too small to allow for effective shareholder representation or too large to function efficiently.

Classified Board of Directors/Staggered TermsOppose

A classified board of directors is one that is divided into classes (generally three), each of which is elected on a staggered schedule (generally for three years). At each annual meeting, only a single class of directors is subject to reelection (generally one-third of the entire board).

We believe that classification of the board dilutes shareholders’ right to evaluate promptly a board’s performance and limits shareholder selection of their representatives. By not having the mechanism to immediately address concerns we may have with any specific director, we lose the ability to provide valuable feedback to the company. Furthermore, where boards are classified, director entrenchment is more likely, because review of board service generally only occurs every three years. Therefore, we typically vote against classification and for proposals to eliminate board classification.

Cumulative Voting for Directors Case-by-Case

Cumulative voting allocates one vote for each share of stock held, times the number of directors subject to election. A shareholder may cumulate his/her votes and cast all of them in favor of a single candidate, or split them among any combination of candidates. By making it possible to use their cumulated votes to elect at least one board member, cumulative voting is typically a mechanism through which minority shareholders attempt to secure board representation.

BGI may support cumulative voting proposals at companies where the board is not majority independent. However, we may oppose proposals that further the candidacy of minority shareholders whose interests do not coincide with our fiduciary responsibility.

Director Compensation Case-by-Case

We believe that compensation for independent directors should be structured to align the interests of the directors with those of shareholders, whom the directors have been elected to represent. We believe that independent director compensation packages based on the company’s long-term performance and that include some form of long-term equity compensation are more likely to meet this goal.

Indemnification of Directors and Officers Case-by-Case

We generally support reasonable but balanced protection of directors and officers. We believe that failure to provide protection to directors and officers might severely limit a company’s ability to attract and retain competent leadership. We generally support proposals to provide indemnification that is limited to coverage of legal expenses. However, we may oppose proposals that provide indemnity for: breaches of the duty of loyalty; transactions from which a director derives an improper personal benefit; and actions or omissions not in good faith or those that involve intentional misconduct.

Independent Board Composition Support

We generally support shareholder proposals requesting that the board consist of a two-thirds majority of independent outside directors, as we believe that an independent board faces fewer conflicts and is best prepared to protect shareholder interests.

Liability Insurance for Directors and Officers Case-by-Case

Proposals regarding liability insurance for directors and officers often appear separately from indemnification proposals. We will generally support insurance against liability for acts committed in an individual’s capacity as a director or officer of a company following the same approach described above with respect to indemnification.

Limits on Director Removal Oppose

Occasionally, proposals contain a clause stipulating that directors may be removed only for cause. We oppose this limitation of shareholders’ rights.

Majority Vote RequirementsCase-by-Case

BGI generally supports the concept of director election by majority vote. Majority voting standards assist in ensuring that directors who are not broadly supported by shareholders are not elected to serve as their representatives. However, we also recognize that there are many methods for implementing majority vote proposals. Where we believe that the company already has a sufficiently robust majority voting process in place, we may not support a shareholder proposal seeking an alternative mechanism.

Separation of Chairman and CEO Positions Support

We generally support shareholder proposals requesting that the positions of chairman and CEO be separated. We may consider the designation of a lead director to suffice in lieu of an independent chair, but will take into consideration the structure of that lead director’s position and overall corporate governance of the company in such cases.

Shareholder Access to the Proxy Case-by-Case

We believe that shareholders should have the opportunity, when necessary and under reasonable conditions, to nominate individuals to stand for election to the boards of the companies they own. In our view, securing a right of shareholders to nominate directors without engaging in a control contest can enhance shareholders’ ability to participate meaningfully in the director election process, stimulate board attention to shareholder interests, and provide shareholders an effective means of directing that attention where it is lacking.

We prefer an access mechanism that is equally applied to companies throughout the market with sufficient protections to limit the potential for abuse. Absent such a mechanism under current law, we consider these proposals on a case-by-case basis. In evaluating a proposal requesting shareholder access at a company, we consider whether access is warranted at that particular company at that time by taking into account the overall governance structure of the company as well as issues specific to that company that may necessitate greater board accountability. We also look for certain minimum ownership threshold requirements, stipulations that access can be used only in non-hostile situations, and reasonable limits on the number of board members that can be replaced through such a mechanism.

SHAREHOLDER CONSENT MECHANISMS AND OVERSIGHT OF THE SHAREHOLDER FRANCHISE

The mechanisms of shareholder consent and the ability to protect the franchise are the fundamental building blocks of a functioning corporate governance structure. These mechanisms allow shareholders to determine what voting requirements are necessary to make decisions on the range of issues that appear on corporate ballots. They allow shareholders to define the thresholds required to convene shareholder meetings and the manner in which proposals are properly brought forward for shareholder consideration. Below we examine BGI’s philosophy regarding oversight of the shareholder franchise. Paramount to this philosophy is the belief that shareholders should reasonably protect their ability to make change where change is required while protecting the stability and ability of the board and management to function under the broad powers delegated to them by the shareholders. It is in search of that balance that we put forth the following views on the fundamental mechanisms for protecting the shareholder franchise.

Adjourn Meeting to Solicit Additional Votes Case-by-Case

We generally support such proposals when the agenda contains items that we judge to be in shareholders’ best long-term economic interests.

Bundled Proposals Case-by-Case

We believe that shareholders should have the opportunity to review substantial governance changes individually without having to accept bundled proposals. Where several measures are grouped into one proposal, BGI may reject certain positive changes when linked with proposals that generally contradict or impede the rights and economic interests of shareholders. The decision to support or oppose bundled proposals requires a balancing of the overall benefits and drawbacks of each element of the proposal.

Change Name of Corporation Support

We typically defer to management with respect to appropriate corporate names.

Confidential Voting Support

Shareholders most often propose confidential voting as a means of eliminating undue management pressure on shareholders regarding their vote on proxy issues. We generally support proposals to allow confidential voting. However, we will usually support suspension of confidential voting during proxy contests where dissidents have access to vote information and management may face an unfair disadvantage.

Other Business Oppose

We oppose giving companies our proxy to vote on matters where we are not given the opportunity to review and understand those measures and carry out an appropriate level of shareholder oversight.

Reincorporation Case-by-Case

Proposals to reincorporate from one state or country to another are most frequently motivated by considerations of anti-takeover protections or cost savings. Where cost savings are the sole issue, we will typically favor reincorporating. In all instances, we will evaluate the changes to shareholder protection under the new charter/articles/by-laws to assess whether the move increases or decreases shareholder protections. Where we find that shareholder protections are diminished, we will support reincorporation if we determine that the overall benefits outweigh the diminished rights.

Shareholders’ Right to Call a Special Meeting or Act by Written Consent Case-by-Case

In exceptional circumstances and with sufficiently broad support, shareholders should have the opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting. We therefore believe that shareholders should have the right to call a special meeting or to solicit votes by written consent in cases where a reasonably high proportion of shareholders (typically a minimum of 15%) are required to agree to such a meeting/consent before it is called, in order to avoid misuse of this right and waste corporate resources in addressing narrowly supported interests. However, we may oppose this right in cases where the provision is structured for the benefit of a dominant shareholder to the exclusion of others.

Simple Majority Voting Support

We generally favor a simple majority voting requirement to pass proposals. Therefore we will support the reduction or the elimination of supermajority voting requirements to the extent that we determine shareholders’ ability to protect their economic interests is improved. Nonetheless, in situations where there is a substantial or dominant shareholder, supermajority voting may be protective of public shareholder interests and we may therefore support supermajority requirements in those situations.

Stakeholder Provisions Oppose

Stakeholder provisions introduce the concept that the board may consider the interests of constituencies other than shareholders when making corporate decisions. Stakeholder interests vary widely and are not necessarily consistent with the best long-term economic interests of all shareholders, whose capital is at risk in the ownership of a public company. We believe the board’s fiduciary obligation is to ensure management is employing this capital in the most efficient manner so as to maximize shareholder value, and we oppose any provision that suggests the board should do otherwise.

CAPITAL STRUCTURE

The capital structure of a company is critical to its owners, the shareholders, as it directly impacts the value of their investment and the priority of that investment relative to that of other equity owners or creditors of the corporation. The following is our view on the key capital structure provisions that regularly appear on corporate ballots.

Eliminate Preemptive Rights Support

Preemptive rights give current shareholders the opportunity to maintain their current percentage ownership despite any subsequent equity offerings. These provisions are no longer common in the U.S., and may restrict management’s ability to raise new capital.

We generally support the elimination of preemptive rights, but will often oppose the elimination of limited preemptive rights, (e.g., rights that would limit proposed issuances representing more than an acceptable level of dilution).

Increase in Authorized Shares Case-by-Case

BGI considers industry specific norms in our analysis of these proposals, as well as a company’s history with respect to the use of its shares. Generally, we are predisposed to support a company if the board believes additional shares are necessary to carry out the firm’s business. The most substantial concern we might have with an increase is the possibility of use of shares to fund a poison pill plan that is not in the economic interests of shareholders. Therefore, we generally do not support increases in authorized shares where a company has no stated use for the additional shares and/or has a substantial amount of previously authorized shares still available for issue that is sufficient to allow the company to flexibly conduct its operations, especially if the company already has a poison pill in place. We may also oppose proposals that include shares with unequal voting rights.

Stock Splits and Reverse Stock Splits Case-by-Case

We generally support stock splits that are not likely to negatively affect the ability to trade shares or the economic value of a share. We generally support reverse splits that are designed to avoid delisting or to facilitate trading in the stock, where the reverse split will not have a negative impact on share value (e.g. one class is reduced while others remain at pre-split levels). In the event of a proposal to reverse split that would not also proportionately reduce the company’s authorized stock, we apply the same analysis we would use for a proposal to increase authorized stock.

ANTI-TAKEOVER PROVISIONS

We believe in the right to hold, and equally the right to dispose of, shares of the corporation in the free market without unnecessary restriction. In our view, corporate mechanisms designed to limit shareholders’ rights to make decisions about when and how they may exercise the right to sell their shares are generally contrary to the right of shareholders to freely trade their shares. These provisions can serve to entrench interests other than those of the shareholders. In our view, shareholders are broadly capable of making decisions about their own interests.

Anti-Greenmail Provisions Support

Greenmail is typically defined as payments to a corporate raider to terminate a takeover attempt. It may also occasionally refer to payments made to a dissident shareholder in order to terminate a potential proxy contest or shareholder proposal. We typically view such payments as a misuse of corporate assets which denies shareholders the opportunity to review a matter of direct economic concern and potential benefit to them. Therefore, we generally support proposals to prevent boards from making greenmail payments. However, we generally will oppose provisions designed to limit greenmail payments that appear to unduly burden or prohibit legitimate use of corporate funds.

Blank Check Preferred Case-by-Case

These proposals generally request authorization of a class of preferred stock in which voting rights are not established in advance, but are left to the discretion of the board of directors on a when issued basis. The authority is generally viewed as affording the board the ability to place a block of stock with an investor sympathetic to management, thereby foiling a takeover bid without a shareholder vote. However, in some cases it may be used to provide management with the flexibility to consummate beneficial acquisitions, combinations or financings.

We frequently oppose these proposals, absent a clear benefit to shareholders, because they may serve as a transfer of authority from shareholders to the board and a possible entrenchment device. However, where the company appears to have a legitimate financing motive for requesting the authority, or has a history of using blank check preferred stock for financings, we may support the proposal.

Equal Voting Rights Support

BGI supports the concept of equal voting rights for all shareholders. Some management proposals request authorization to allow a class of common stock to have superior voting rights over the existing common or to allow a class of common to elect a majority of the board. We oppose such differential voting power as it may have the effect of denying shareholders the opportunity to vote on matters of critical economic importance to them.

However, when a shareholder proposal requests to eliminate an existing dual-class voting structure, we seek to determine whether this action is warranted at that company at that time, and whether the cost of restructuring will have a clear economic benefit to shareholders. We evaluate these proposals on a case-by-case basis, and we consider the level and nature of control associated with the dual-class voting structure as well as the company’s history of responsiveness to shareholders in determining whether support of such a measure is appropriate.

Fair Price Provisions Case-by-Case

Originally drafted to protect shareholders from tiered, front-end-loaded tender offers, these provisions have largely evolved into antitakeover devices through the imposition of supermajority vote provisions and high premium requirements. BGI examines proposals involving fair price provisions and generally votes in favor of those that appear designed to protect minority shareholders, but against those that appear designed to impose barriers to transactions or are otherwise against the economic interests of shareholders.

Poison Pill Plans Case-by-Case

Also known as Shareholder Rights Plans, these plans generally involve issuance of call options to purchase securities in a target firm on favorable terms. The options are exercisable only under certain circumstances, usually accumulation of a specified percentage of shares in a relevant company or launch of a hostile tender offer. These plans are often adopted by the board without being subject to shareholder vote.

Poison pill proposals generally appear on the proxy as shareholder proposals requesting that existing plans be put to a vote. This vote is typically advisory and therefore non-binding. We generally vote in favor of shareholder proposals to rescind poison pills.

Where a poison pill is put to a shareholder vote, our policy is to examine these plans individually. Although we oppose most plans, we may support plans that include a reasonable ‘qualifying offer clause.’ Such clauses typically require shareholder ratification of the pill, and stipulate a sunset provision whereby the pill expires unless it is renewed. These clauses also tend to specify that an all cash bid for all shares that includes a fairness opinion and evidence of financing does not trigger the pill, but forces either a special meeting at which the offer is put to a shareholder vote, or the board to seek the written consent of shareholders where shareholders could rescind the pill in their discretion. We may also support a pill where it is the only effective method for protecting tax or other economic benefits that may be associated with limiting the ownership changes of individual shareholders.

COMPENSATION AND RETIREMENT BENEFITS

BGI expects a company’s board of directors to establish a compensation structure that incents and rewards executives for performing in a manner consistent with the best long-term economic interests of shareholders. We believe that compensation committees are in the best position to make compensation decisions and should maintain significant flexibility in administering compensation programs, given their knowledge of the wealth profiles of the executives they seek to incentivize, the appropriate performance measures for the company and its industry, and other issues unique to the company. We seek to hold the compensation committee accountable for ensuring executive pay is inline relative to peers and performance, and we use a number of independent consultants in addition to our own analysis to evaluate and identify companies where this may not be the case. Where a company’s executive compensation appears to be excessive relative to peers and performance, or egregious pay practices are identified, we may withhold from compensation committee members through the election of directors. This mechanism sends the strongest message to the board and minimizes shareholder interference in the details of executive compensation policies that are the responsibility of the board.

We note that there are also management and shareholder proposals related to executive compensation that appear on corporate ballots. We generally vote on these proposals as described below, except that we typically oppose shareholder proposals on issues where the company already has a reasonable policy in place that we believe is sufficient to address the issue. We may also oppose a shareholder proposal regarding executive compensation if the company’s history suggests that the issue raised is not likely to present a problem for that company.

Adopt Advisory Resolutions on Compensation Committee ReportsOppose

BGI generally opposes these proposals, put forth by shareholders, which ask companies to adopt advisory resolutions on compensation committee reports (otherwise known as “Say-on-Pay”). We believe that compensation committees are in the best position to make compensation decisions and should maintain significant flexibility in administering compensation programs, given their knowledge of the wealth profiles of the executives they seek to incentivize, the appropriate performance measures for the company, and other issues internal and/or unique to the company. In our view, shareholders have a sufficient and much more powerful “say-on-pay” today in the form of director elections, in particular with regards to members of the compensation committee.

Advisory Resolutions on Compensation Committee Reports Case-by-Case

In cases where there is an advisory vote on compensation put forth by management, BGI will respond to the proposal as informed by our evaluation of compensation practices at that particular company, and in a manner that appropriately addresses the specific question posed to shareholders. On the question of support or opposition to executive pay practices our vote is likely to correspond with our vote on the directors who are compensation committee members responsible for making compensation decisions. Generally we believe these matters are best left to the compensation committee of the board and that shareholders should not dictate the terms of executive compensation. Our preferred approach to managing pay-for-performance disconnects is via a withhold vote for the compensation committee.

Claw Back Proposals Case-by-Case

Claw back proposals are generally shareholder sponsored and seek recoupment of bonuses paid to senior executives if those bonuses were based on financial results that are later restated. We generally favor recoupment from any senior executive whose compensation was based on faulty financial reporting, regardless of that particular executive’s role in the faulty reporting. We typically support these proposals unless the company already has a robust claw back policy that sufficiently addresses our concerns.

Employer Stock Purchase Plans Case-by-Case

An employee stock purchase plan (“ESPP”) gives the issuer’s employees the opportunity to purchase stock in the issuer, typically at a discount to market value. We believe these plans can provide performance incentives and help align employees’ interests with those of shareholders. The most common form of ESPP qualifies for favorable tax treatment under Section 423 of the Internal Revenue Code. Section 423 plans must permit all full-time employees to participate, carry restrictions on the maximum number of shares that can be purchased, carry an exercise price of at least 85 percent of fair market value on grant date with offering periods of 27 months or less, and be approved by shareholders. We will typically support qualified ESPP proposals.

Equity Compensation Plans Case-by-Case

BGI supports equity plans that align the economic interests of directors, managers and other employees with those of shareholders. Our evaluation of equity compensation plans in a post-expensing environment is based on a company’s executive pay and performance relative to peers and whether the plan plays a significant role in a pay-for-performance disconnect. We generally oppose plans that contain “evergreen” provisions allowing for the ongoing increase of shares reserved without shareholder approval. We also generally oppose plans that allow for repricing without shareholder approval. Finally, we may oppose plans where we believe that the company is aggressively accounting for the equity delivered through their stock plans.

Golden Parachutes Case-by-Case

Golden parachutes provide for compensation to management in the event of a change in control. We generally view this as encouragement to management to consider proposals that might be beneficial to shareholders. We normally support golden parachutes put to shareholder vote unless there is clear evidence of excess or abuse.

We may also support shareholder proposals requesting that implementation of such arrangements require shareholder approval. In particular, we generally support shareholder approval of plans that exceed 2.99 times an executive’s current compensation.

Option ChangesCase-by-Case

BGI may support a request to exchange underwater options under the following circumstances: the company has experienced significant stock price decline as a result of macroeconomic trends, not individual company performance; directors and executive officers are excluded; the exchange is value neutral or value creative to shareholders; and there is clear evidence that absent repricing the company will suffer serious employee incentive or retention and recruiting problems.

Pay-for-Performance Plans Support

In order for executive compensation exceeding $1 million to qualify for federal tax deductions, the Omnibus Budget Reconciliation Act (OBRA) requires companies to link that compensation, for the Company’s top five executives, to disclosed performance goals and submit the plans for shareholder approval. The law further requires that a compensation committee comprised solely of outside directors administer these plans. Because the primary objective of these proposals is to preserve the deductibility of such compensation, we generally favor approval in order to preserve net income.

Pay-for-Superior-Performance Case-by-Case

These are typically shareholder proposals requesting that compensation committees adopt policies under which a portion of equity compensation requires the achievement of performance goals as a prerequisite to vesting. We generally believe these matters are best left to the compensation committee of the board and that shareholders should not set executive compensation or dictate the terms thereof. We may support these proposals if we have a substantial concern regarding the company’s compensation practices over a significant period of time, the proposals are not overly prescriptive, and we believe the proposed approach is likely to lead to substantial improvement.

However, our preferred approach to managing pay-for-performance disconnects is via a withhold vote for the compensation committee.

AUDITORS & AUDIT RELATED ISSUES

BGI recognizes the critical importance of financial statements that provide a complete and accurate portrayal of a company’s financial condition. Consistent with our approach to voting on boards of directors, we seek to hold the audit committee of the board responsible for overseeing the management of the audit function at a company, and may withhold votes from the audit committee’s members where the board has failed to facilitate quality, independent auditing. We take particular note of cases involving significant financial restatements or material weakness disclosures.

The integrity of financial statements depends on the auditor effectively fulfilling its role. To that end, we favor an independent auditor. In addition, to the extent that an auditor fails to reasonably identify and address issues that eventually lead to a significant financial restatement, or the audit firm has violated standards of practice that protect the interests of shareholders, we may also vote against ratification.

From time to time, shareholder proposals may be presented to promote auditor independence or the rotation of audit firms. We may support these proposals when they are consistent with our views as described above.

MERGERS, ASSET SALES, CAPITAL RESTRUCTURINGS & OTHER SPECIAL TRANSACTIONS

In reviewing merger and asset sale proposals, BGI’s primary concern is the best long-term economic interests of shareholders. While these proposals vary widely in scope and substance, we closely examine certain salient features in our analyses. The varied nature of these proposals ensures that the following list will be incomplete. However, the key factors that we typically evaluate in considering these proposals include:

Market premium: For mergers and asset sales, we make every attempt to determine the degree to which the proposed transaction represents a premium to the company’s trading price. In order to filter out the effects of pre-merger news leaks on the parties’ share prices, we consider a share price from a time period in advance of the merger announcement. In most cases, business combinations should provide a premium; benchmark premiums vary by industry and direct peer group. Where one party is privately held, we look to the comparable transaction analyses provided by the parties’ financial advisors. For companies facing insolvency or bankruptcy, a market premium may not apply.

Strategic reason for transaction: There should be a favorable business reason for the combination.

Board approval/transaction history: Unanimous board approval and arm’s-length negotiations are preferred. We examine transactions that involve dissenting boards or that were not the result of an arm’s-length bidding process to evaluate the likelihood that a transaction is in shareholders’ interests. We also seek to ensure that executive and/or board members’ financial interests in a given transaction do not affect their ability to place shareholders’ interests before their own.

Financial advisors’ fairness opinions: We scrutinize transaction proposals that do not include the fairness opinion of a reputable financial advisor to evaluate whether shareholders’ interests were sufficiently protected in the merger process.

SOCIAL & ENVIRONMENTAL PROPOSALS

In addition to governance-related voting matters, BGI also receives proxies containing shareholder proposals addressing either corporate social and environmental policies or requesting specific reporting on these issues. Our philosophy in reviewing these proposals is consistent with the introductory philosophy of these Guidelines. BGI seeks to make proxy voting decisions in the manner most likely to protect and promote the long-term economic value of the securities held in client accounts. We intend to support economically advantageous corporate practices while leaving direct oversight of company management and strategy to boards of directors. We seek to avoid micromanagement of companies, as we believe that a company’s board of directors is best positioned to represent shareholders and oversee management on shareholders behalf. We strive instead to use voting as a means to encourage companies to follow practices that enhance shareholder value, increase transparency and allow the market to value corporate assets appropriately.

Issues of corporate social and environmental responsibility are evaluated on a case-by-case basis within this framework. BGI acknowledges the role these issues play in the reputation of companies. Our preferred method of addressing social and environmental issues of concern is through the election of directors. However, in cases where it appears there is either a significant threat or realized harm to shareholders’ interests caused by directors or management that is related to a specific environmental or social issue, BGI may support a shareholder proposal addressing the issue. In considering whether to support such a proposal, BGI seeks to ensure that the company has not already taken sufficient steps to address the concern, that there is a clear and substantial economic disadvantage to the company if the issue is not addressed, and that support of the shareholder proposal would enhance shareholder value in a more effective manner than through our vote on the election of directors.